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Exhibit 2

Exhibit 2

FINANCIAL STATEMENTS OF JAPAN INTERNATIONAL COOPERATION AGENCY ("JICA")
AND REPORTS OF THE INDEPENDENT AUDITOR

INDEPENDENT AUDITOR'S REPORT

To Mr. Akihiko Tanaka, President
Japan International Cooperation Agency

        We have audited the accompanying financial statements related to the general account of Japan International Cooperation Agency, which comprise the balance sheet as of March 31, 2015, and the statement of income, statement of cash flows and statement of administrative service operation cost for the year then ended, and a summary of significant accounting policies and other explanatory information, and the accompanying supplementary schedules (except for the information described based on the financial statements and business reports relating to the associated public interest corporations; the same shall apply hereinafter).

President's Responsibility for the Financial Statements

        The president is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, and for such internal control as the president determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error, or illegal acts.

Auditor's Responsibility

        Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. The audit was planned with adequate attention being paid to the possibility that any fraud or error, or illegal acts, of the president, other executive officers or staff members may result in material misstatement in the financial statements.

        An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error, or illegal acts. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by the president, as well as evaluating the overall presentation of the financial statements.

        We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. The basis includes the fact that no such fraud or error, or illegal acts, of the president, other executive officers or staff members was found, to the extent that we conducted our audit. The audit we conducted is not intended to express an opinion on whether there was any fraud or error, or illegal acts, of the president, other executive officers or staff members, which would not result in material misstatement in the financial statements.

Opinion

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Japan International Cooperation Agency's general account as of March 31, 2015 and the results of its operations, cash flows and administrative service operation cost for the year then ended in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan.

/s/ DELOITTE TOUCHE TOHMATSU LLC
June 22, 2015
(July 31, 2015 as to "Significant subsequent events")

Balance Sheet

(as of March 31, 2015)

General Account

(Unit: Yen)

Assets
I.	Current assets
		Cash and deposits		74,554,177,039
		Securities		99,000,000,000
		Inventories
		Stored goods	359,251,392
		Payments for uncompleted contracted programs	837,734,760	1,196,986,152

		Advance payments		16,597,621,506
		Prepaid expenses		353,171,138
		Accrued income		5,403,764
		Accounts receivable		1,452,106,641
		Short-term loans for development projects	412,684,000
		Allowance for loan losses	(979,324)	411,704,676

		Short-term loans for emigration projects	10,218,835
		Allowance for loan losses	(751,873)	9,466,962

		Short-term installments receivable on settlement projects		54,838
		Consignment		5,281,251
		Suspense payments		20,065,082
		Advances paid		2,672,063

		Total current assets			193,608,711,112
II.	Non-current assets
	1	Tangible assets
		Buildings	41,011,124,927
		Accumulated depreciation	(15,534,748,099)
		Accumulated impairment loss	(46,536,790)	25,429,840,038

		Structures	1,547,203,577
		Accumulated depreciation	(964,641,540)
		Accumulated impairment loss	(375,844)	582,186,193

		Machinery and equipment	181,248,166
		Accumulated depreciation	(118,888,447)	62,359,719

		Vehicles	1,818,730,579
		Accumulated depreciation	(1,254,355,675)	564,374,904

		Tools, furniture, and fixtures	2,347,946,151
		Accumulated depreciation	(1,367,466,507)	980,479,644

		Land	14,970,513,458
		Accumulated impairment loss	(234,596,912)	14,735,916,546

		Construction in progress		71,060,898

		Total tangible assets		42,426,217,942
	2	Intangible assets
		Trademark right		2,430,660
		Telephone subscription right		4,216,750

		Total intangible assets		6,647,410
	3	Investments and other assets
		Long-term deposits		300,000,000
		Long-term loans for development projects	396,075,484
		Allowance for loan losses	(9,085,486)	386,989,998

		Long-term loans for emigration projects	105,451,790
		Allowance for loan losses	(57,308,430)	48,143,360

		Long-term installments receivable on settlement projects		162,930
		Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for development projects	191,110,477
		Allowance for loan losses	(120,093,330)	71,017,147

		Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for emigration projects	809,673,108
		Allowance for loan losses	(809,673,108)	0

		Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to installments receivable on settlement projects	2,641,747
		Allowance for loan losses	(2,641,747)	0

		Long-term prepaid expenses		110,434,929
		Long-term guarantee deposits		1,539,197,577

		Total investments and other assets		2,455,945,941

		Total non-current assets			44,888,811,293

		Total assets				238,497,522,405

Balance Sheet (Continued)

(as of March 31, 2015)

(Unit: Yen)

Liabilities
I.	Current liabilities
	Operational grant liabilities		46,240,982,302
	Funds for grant aid		116,675,616,138
	Donations received		353,037,002
	Accounts payable		19,111,832,826
	Accrued expenses		229,817,568
	Lease obligations		141,519,737
	Advance payments received		812,668,000
	Deposits received		495,746,843
	Suspense receipt		294,460

	Total current liabilities			184,061,514,876
II.	Non-current liabilities
	Contra accounts for assets
	Contra accounts for assets funded by operational grants	2,162,108,162	2,162,108,162

	Long-term lease obligations		230,285,943
	Long-term deposits received		142,147,519
	Asset retirement obligations		276,125,850

	Total non-current liabilities			2,810,667,474

	Total liabilities				186,872,182,350
Net assets
I.	Capital
	Government investment		63,217,211,863

	Total capital			63,217,211,863
II.	Capital surplus
	Capital surplus		331,674,203
	Accumulated depreciation not included in expenses		(16,778,074,305)
	Accumulated impairment loss not included in expenses		(289,381,446)
	Accumulated interest expenses not included in expenses		(7,189,037)

	Total capital surplus			(16,742,970,585)
III	Retained earnings
	Reserve fund carried over from the previous mid-term Objective period		2,033,044,826
	Reserve fund		1,681,756,203
	Unappropriated income for the current business year		1,436,297,748

	(Total income for the current business year)		(1,436,297,748)
	Total retained earnings			5,151,098,777

	Total net assets				51,625,340,055

	Total of liabilities and net assets				238,497,522,405

Statement of Income

(April 1, 2014-March 31, 2015)

General Account

(Unit: Yen)

Ordinary expenses
Operating expenses
Expenses for technical cooperation projects	71,067,788,315
Expenses for grant aid (operation support)	173,204,507
Expenses for public participation-based cooperation	15,723,182,122
Expenses for emigration projects	304,637,764
Expenses for disaster relief activities	1,424,272,171
Expenses for training and securing the personnel	240,653,255
Expenses for assistance promotion	12,443,562,099
Expenses related to operation	6,321,990,020
Expenses for operation support	28,482,570,923
Expenses for grant aid	106,527,822,879
Expenses for facilities	12,120,563
Expenses for contracted programs	1,128,383,920
Expenses for donation projects	10,533,389
Depreciation	470,490,348	244,331,212,275

General administrative expenses		8,842,943,130
Loan losses		55,669,760
Provision of allowance for loan losses		64,716,150
Financial expenses
Foreign exchange losses	22,888,573	22,888,573

Miscellaneous loss		1,416,279

Total ordinary expenses			253,318,846,167
Ordinary revenues
Revenues from operational grants		144,188,719,346
Revenues from grant aid		106,527,822,879
Revenues from contracted programs
Revenues from contracted programs from Japanese government and local governments	1,086,004,955
Revenues from contracted programs from other parties	44,937,971	1,130,942,926

Revenues from interest on development projects		23,894,869
Revenues from settlement projects		6,508,214
Revenues from emigration projects		16,237,252
Donation revenues		10,533,389
Revenues from subsidy for facilities		7,023,830
Reversal of contra accounts for assets funded by operational grants		458,295,548
Financial revenues
Interest income	38,314,948	38,314,948

Miscellaneous income		1,930,933,987

Total ordinary revenues			254,339,227,188

Ordinary income			1,020,381,021
Extraordinary losses
Loss on disposal of non-current assets		75,243,209
Loss on sales of non-current assets		1,089,333
Payments to national treasury		12,218,985	88,551,527

Extraordinary income
Reversal of contra accounts for assets funded by operational grants		29,656,011
Gain on sales of non-current assets		10,180,805	39,836,816

Net income			971,666,310

Reversal of reserve fund carried over from the previous Mid-term Objective period			464,631,438

Total income for the current business year			1,436,297,748

Statement of Cash Flows

(April 1, 2014-March 31, 2015)

General Account

(Unit: Yen)

I. Cash flows from operating activities
Payments of operating expenses	(131,255,840,155)
Payments for grant aid	(104,537,854,844)
Payments for contracted programs	(962,091,975)
Payments of personnel expenses	(15,426,688,082)
Payments for other operations	(663,161,242)
Proceeds from operational grants	159,293,481,000
Proceeds from grant aid	108,121,355,217
Proceeds from contracted programs	1,073,015,522
Proceeds from interest on loans	43,278,783
Proceeds from settlement projects	12,883,473
Interest revenues	6,505,667
Installments receivable	6,377,806
Donation revenues	21,558,233
Proceeds from other operations	2,372,343,308
Subtotal	18,092,279,238
Interest income received	38,439,012

Net cash provided by operating activities	18,130,718,250
II. Cash flows from investing activities
Payments for purchase of non-current assets	(1,737,077,433)
Proceeds from sales of non-current assets	371,685,380
Proceeds from subsidy for facilities	1,974,145,641
Proceeds from collection of loans	601,554,644
Payments into time deposits	(413,000,000,000)
Proceeds from time deposit refund	428,000,000,000
Payments for purchase of negotiable deposits	(819,000,000,000)
Proceeds from refund of negotiable deposits	820,000,000,000

Net cash provided by investing activities	17,210,308,232
III. Cash flows from financing activities
Repayments of lease obligations	(151,618,859)
Payments to national treasury for unnecessary property	(342,011,070)

Net cash used in financing activities	(493,629,929)
IV. Effect of exchange rate fluctuation on funds	12,130,892

V. Net increase in funds	34,859,527,445
VI. Funds at the beginning of the business year	34,694,649,594

VII. Funds at the end of the business year	69,554,177,039

Statement of Administrative Service Operation Cost

(April 1, 2014 - March 31, 2015)

General Account

				(Unit: Yen )
I.	Operating expenses
	(1) Expenses on statement of income
	Operating expenses	244,331,212,275
	General administrative expenses	8,842,943,130
	Loan losses	55,669,760
	Provision of allowance for loan losses	64,716,150
	Financial expenses	22,888,573
	Miscellaneous loss	1,416,279
	Loss on disposal of non-current assets	75,243,209
	Loss on sales of non-current assets	1,089,333
	Payments to national treasury	12,218,985	253,407,397,694

	(2) (Deduction) Self-revenues, etc.
	Revenues from contracted programs	(1,130,942,926)
	Revenues from interest on development projects	(23,894,869)
	Revenues from settlement projects	(6,508,214)
	Revenues from emigration projects	(16,237,252)
	Donation revenues	(10,533,389)
	Financial revenues	(38,314,948)
	Miscellaneous income	(1,930,933,987)
	Gain on sales of non-current assets	(10,180,805)	(3,167,546,390)

	Total operating expenses			250,239,851,304
II.	Depreciation not included in expenses			1,403,681,223
III.	Impairment loss not included in expenses			8,767,600
IV.	Interest expenses not included in expenses			480,344
V.	Disposal and sale differential not included in expenses			(4,126,622)
VI.	Estimated bonus payments not included in provision			141,980,963
VII.	Estimated increase in retirement benefits not included in provision			(3,415,223,845)
VIII.	Opportunity cost
	Opportunity cost of government investment			183,469,798
IX.	(Deduction) Corporation taxes, payments to national treasury			(12,218,985)

X.	Administrative service operation cost			248,546,661,780

Basis of Presenting Financial Statements

        The accompanying financial statements have been prepared in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, which are different in many respects as to application and disclosure requirements of accounting principles for business enterprises generally accepted in Japan.

Significant Accounting Policies

General Account

1. Revenue recognition method of operational grants

        Revenue from operational grants is recognized as the related expenses are incurred. This is attributable to the difficulties associated with the application of a revenue recognition method based on operation achievement and a revenue recognition method based on term, specifically the significant amount of time required to evaluate operating results objectively, as well as other complexities.

2. Depreciation method

(1)
Tangible assets

  Straight-line method

  The useful lives of major assets are as follows:

Buildings:	1 - 50 years
Structures:	1 - 42 years
Machinery and equipment:	1 - 17 years
Vehicles:	1 - 6 years
Tools, furniture, and fixtures:	1 - 18 years

        The estimated depreciation costs for specific depreciable assets (Accounting Standard for Incorporated Administrative Agency No. 87) and specific removal costs, etc., associated with asset retirement obligations (Accounting Standard for Incorporated Administrative Agency No. 91) are indirectly deducted from the capital surplus and reported as accumulated depreciation not included in expenses.

(2)
Intangible assets

  Straight-line method

3. Standard for appropriation of provision and estimation for bonuses

        A provision for bonuses is not appropriated since the financial source is secured by operational grants. The estimated bonus payments not included in the provision in the statement of administrative service operation cost is reported as a current business year estimate of the provision for bonuses, calculated according to the Accounting Standard for Incorporated Administrative Agency No. 88.

4. Standard for appropriation of provision and estimation for retirement benefits

        A provision for retirement benefits is not appropriated since the financial source is secured by operational grants.

        A provision for retirement benefits is not provided for pension benefits from the Employees' Pension Funds since the financial source for Employees' Pension Funds' insurance fees and reserve shortfall is secured by operational grants.

        The estimated increase in retirement benefits not included in the provision in the statement of administrative service operation cost is reported as the current business year increase of provision for retirement benefits, calculated according to the Accounting Standard for Incorporated Administrative Agency No. 38.

5. Basis and standard for appropriation of allowances, etc.

        Allowance for loan losses

        To provide for loan losses, JICA records the estimated amount of default, taking into account the transition rate to delinquent loans for ordinary loans and specific collectibility of doubtful loans, etc.

6. Standard and method for the valuation of securities

        Held-to-maturity securities

        Valued using the amortized cost method (straight-line method)

7. Standard and method for the valuation of inventories

  (1)
  Stored goods

    Stored goods valuation is based on the lower of cost or market using the first-in, first-out (FIFO) method.

  (2)
  Payments for uncompleted contracted programs

    Payments for uncompleted contracted programs valuation is based on the lower of cost or market using the specific identification method.

8. Translation standard for foreign currency-denominated assets and liabilities into yen

        Foreign currency money claims and liabilities are translated into Japanese yen at the spot exchange rate at the balance sheet date. Exchange differences are recognized as profit or loss.

9. Method for computing opportunity cost in the Statement of Administrative Service Operation Cost

        Interest rate used to compute opportunity cost of government investment:

        0.400% with reference to the yield of 10-year fixed-rate Japanese government bonds at the end of March 2015

10. Accounting treatment for lease transactions

        Finance lease transactions with total lease fees of ¥3 million or more are accounted for in a similar manner as ordinary sale and purchase transactions.

        Finance lease transactions with total lease fees of less than ¥3 million are accounted for in a similar manner as ordinary rental transactions.

11. Accounting treatment for consumption taxes

        Consumption taxes are included in transaction amounts.

Notes to the financial statements
General Account

(Balance Sheet)

1.
Estimated retirement benefits to be provided from the operational grants

¥28,273,243,689

  (1)
  Breakdown of retirement benefit obligations

	(Unit: Yen)

		End of business year 2014

(1)	Retirement benefit obligations	(42,711,782,584)
(2)	Plan assets	14,438,538,895
(3)	Non-accumulated projected benefit obligations (1) + (2)	(28,273,243,689)
(4)	Unrecognized actuarial differences	0
(5)	Unrecognized past service liabilities (decrease in liabilities)	0
(6)	Net reported amount on balance sheet (3) + (4) + (5)	(28,273,243,689)
(7)	Prepaid pension expenses	0
(8)	Provision for retirement benefits (6) – (7)	(28,273,243,689)

(Note 1)	On March 1, 2014, JICA obtained approval from the Minister of Health, Labour and Welfare for exemption from the obligations of future payments related to return of a substitutional part of Employees' Pension Fund.

The amount corresponding to the refund (minimum actuarial liability) measured at the end of the current business year was ¥6,707,659,149. Assuming this amount had been transferred at the end of the current business year, the estimated deduction amount in the statement of administrative service operation cost would be ¥11,683,928,148, in accordance with Paragraph 44-2 of "Practical Guidelines concerning Accounting Standard for Retirement Benefits (Interim Report)" (Japan Institute of Certified Public Accountants, Accounting System Committee Report No. 13 issued on September 14, 1999).
(Note 2)	The plan assets include ¥6,259,175,610 payments to national treasury in relation to the return of the substitutional portion of the Employee's pension fund.
  (2)
  Breakdown of retirement benefit expenses

	(Unit: Yen)

		Business year 2014

(1)	Service cost	1,232,253,676
(2)	Interest cost	539,375,505
(3)	Expected return on plan assets	0
(4)	Amortization of past service liabilities	(3,967,020,568)
(5)	Amortization of actuarial differences	(51,531,831)
(6)	Others (premiums collected for Employees' Pension Fund)	(88,570,299)

  (3)
  Assumptions for retirement benefit obligations, etc.

			Business year 2014

(1)	Discount rate:	Employees' Pension Fund	1.40%
		Retirement benefits	0.74%
(2)	Expected rate of return on plan assets		0.0%
(3)	Method of attributing expected benefit to periods		Straight-line basis
(4)	Recognition period of actuarial differences		1 year
(5)	Amortization period of past service liabilities		1 year

2.
Estimated bonus to be provided from the operational grants

¥934,999,515

3.
Impairment loss on non-current assets

(1)
The non-current assets for which the impairment loss was recognized

[1]
Outline of the usage, type, location, book value, etc.

Impairment loss was recognized in the following assets:

(Unit: Yen)

Name of asset	Usage	Location	Type	Book value before impairment loss	Impairment loss during the period	Accumulated impairment loss at the end of the period

Shinoharacho employee housing	Employee	Yokohama City,	Buildings	214,600	34,738	34,738

	housing	Kanagawa Prefecture	Land	53,949,000	8,732,862	8,732,862

    [2]
    Background relating to the recognition of impairment loss

    JICA decided to dispose of the Shinoharacho employee housing in September 2013, and the previous occupants have all vacated the employee housing units. As a result, the book value of the employee housing units was reduced to the recoverable service value in the current business year. This reduction was treated as an accumulated impairment loss not included in expenses, which is deducted from the capital surplus.

    [3]
    Breakdown of impairment loss which is not recognized in the statement of income and impairment loss which is recognized in the statement of income for each major non-current asset, and an overview of the calculation method for the recoverable service value:

(Unit: Yen)

Name of asset	Type	Impairment loss (Not recognized in the statement of income)	Impairment loss (Recognized in the statement of income)	Calculation method for recoverable service value

Shinoharacho employee housing	Buildings	34,738	—	Recoverable service value is measured by using the net realizable value, which is a

	Land	8,732,862	—	valuation by a third party less the estimated expenses for disposal.

  (2)
  Non-current assets indicating impairment loss

  Not applicable

4.
Donated funds for grant aid

  Grant aid is received in the form of donated funds from the government of Japan. JICA administers this grant aid based on Grant Agreements with the government of the recipient country. At the end of business year 2014, the outstanding balance of unexecuted Grant Agreements stood at ¥199,699,693,668.

(Statement of Cash Flows)

        The funds shown in the statement of cash flows are cash, deposit accounts, and checking accounts.

1.
Breakdown of balance sheet items and ending balance of funds

(as of March 31, 2015)
Cash and deposits	¥74,554,177,039
Time deposits	¥(5,000,000,000)

Ending balance of funds	¥69,554,177,039
2.
Description of significant non-cash transactions

(1)
Payment to the national treasury of unnecessary property

Buildings	¥827,504,343
Structures	¥824,368
Machinery and equipment	¥489,475
Tools, furniture, and fixtures	¥1,640,532
Land	¥1,342,939,195
  (2)
  Assets granted under finance lease

Tools, furniture, and fixtures	¥192,331,311

(Statement of Administrative Service Operation Cost)

        Number of public officers temporarily transferred to JICA and accounted for as opportunity cost

        Of the estimated increase in retirement benefits not included in the provision, ¥19,110,076 was recognized as the current business year increase of provision for retirement benefits for 31 public officers temporarily transferred to JICA according to JICA's internal rules.

(Status of financial instruments)

        The General Account's fund management is limited to short-term deposits and public and corporate bonds while fund-raising consists mainly of operational grants approved by the competent minister. The General Account does not borrow from the government fund for Fiscal Investment and Loan Program (FILP), nor does it borrow funds from financial institutions or issue FILP Agency Bonds.

(Fair value of financial instruments)

        Balance sheet amounts, fair value, and difference at the balance sheet date are as follows:

(Unit: Yen)

		Balance sheet amount	Fair value	Difference

(1)	Cash and deposits	74,554,177,039	74,554,177,039	0
(2)	Securities	99,000,000,000	99,000,000,000	0
(3)	Accounts payable	(19,111,832,826)	(19,111,832,826)	0

  (Note)
  Liabilities are shown in parentheses.

  (Note
  1)       Calculation method for fair value of financial instruments and matters concerning securities

  [1]
  Cash and deposits

  Cash and deposits are short term and fair value approximates book value. Thus, fair value for cash and deposits is calculated at book value.

  [2]
  Securities (negotiable deposits)

  Negotiable deposits are valued at book value because fair value approximates book value due to the short-term nature of these instruments.

  [3]
  Accounts payable

  Accounts payable are short term and fair value approximates book value. Thus, fair value for accounts payable is calculated at book value.

(Lease transactions)

1.
Future minimum lease payments related to operating lease transactions are as follows

Future minimum lease payments due within one year of the balance sheet date ¥8,937,433

Future minimum lease payments corresponding to periods more than one year from the balance sheet date ¥19,182,857

2.
The amount of the finance lease transactions that influenced the current business year's profits and losses was ¥12,243,396. Total income for the current business year after the deduction of this amount was ¥1,448,541,144.

(Asset retirement obligations)

        JICA has a building lease agreement for its head office building and has obligations to restore the building to its original state at the termination of the lease period. Therefore, these asset retirement obligations have been recorded. The estimate for the asset retirement obligations assumes a five-year lease period for the projected period of use and a discount rate of 0.529%.

        At the end of the previous business year, the amount recorded for asset retirement obligations was ¥275,645,506. The balance of asset retirement obligations at the end of the current business year was ¥276,125,850; consisting of the sum of the above ¥275,645,506 and a ¥480,344 adjustment amount for the asset retirement obligations are due to passage of time.

(Payments to the national treasury, etc., for unnecessary property)

        A summary of payments to the national treasury for unnecessary property in the current business year is as follows.

        Regarding the transfer of 27 employee housing units, the transfer balance of the transactions that were designated as "transfer transactions whose transfer balance shall not be recorded in the profit and loss for calculating profits and losses" as per Article 13-2 of the Ordinance of the Ministry for the Operations, Finances and Accounting of the Japan International Cooperation Agency (Ordinance of Ministry of Foreign Affairs No. 22 of September 30, 2003 (final amendment, March 31, 2015)) and the costs required for the transfer were not recorded in the profit and loss for calculating profits and losses and were deducted from the capital surplus by applying Accounting Standard for Incorporated Administrative Agency No. 99.

1.
Employee housing in sectional ownership (27 Units)

(1)
Outline of the type and book value, etc., of assets that were paid to the national treasury as unnecessary property

(Unit: Yen)

Name of asset	Usage	Location	Type	Book value at time of transfer

Shuwa Koiwa Residence 302 and 27 units	Employee	Edogawa-Ward,	Buildings	119,402,541

	housing	Tokyo, etc.	Land	164,057,452

  (2)
  Reason for unnecessary property

  Based on the Midterm Plan, etc., it was decided that unnecessary property would be disposed of by payments to the national treasury, in accordance with the Act for partial revision of the Act on General Rules for Incorporated Administrative Agencies (Act No. 37 of 2010), which prescribed returns of unnecessary property to the national treasury by Incorporated Administrative Agencies.

  (3)
  Method of payments to the national treasury: Transfer by payment of sales revenue pursuant to Paragraph 2 of Article 46-2 of the Act on General Rules for Incorporated Administrative Agencies.

  (4)
  Amount of sales revenue of unnecessary property: ¥343,477,039 (excluding tax)

  (5)
  Costs deducted from sales revenue: ¥6,093,520 (excluding tax)

  (6)
  Amount and date of payment to the national treasury: ¥337,383,519, March 12, 2015

  (7)
  Capital reduction: ¥433,160,130

2.
Former Hiroo Center

(1)
Outline of the type and book value, etc., of assets that were transferred to the national treasury as unnecessary property

(Unit: Yen)

Name of asset	Usage	Location	Type	Book value at time of transfer

Former Hiroo Center	Operational	Shibuya-Ward,	Buildings	827,504,343

	facilities	Tokyo	Structures	824,368

			Machinery and equipment	489,475

			Tools, furniture, and fixtures	1,640,532

			Land	1,342,939,195

  (2)
  Reason for unnecessary property

  Based on the Midterm Plan, etc., it was decided that unnecessary property would be disposed of by payments to the national treasury, in accordance with the Act for partial revision of the Act on General Rules for Incorporated Administrative Agencies (Act No. 37 of 2010), which prescribed returns of unnecessary property to the national treasury by Incorporated Administrative Agencies.

  (3)
  Method of payment to the national treasury: Transfer by payment in kind pursuant to Paragraph 1 of Article 46-2 of the Act on General Rules for Incorporated Administrative Agencies.

  (4)
  Amount and date of payment to the national treasury: Payment in kind, December 19, 2014

  (5)
  Capital reduction: ¥3,050,273,698

(Significant Contractual Liabilities)

        Contractual liabilities JICA is obligated to pay from the next business year onward are ¥6,115,524,053

(Significant subsequent events)

        On April 1, 2015, JICA obtained approval from the Minister of Health, Labour and Welfare for exemption from the obligations of future payments related to return of a substitutional portion of the Employees' Pension Fund. Accordingly, based on Paragraph 44-2 of the "Practical Guidelines concerning Accounting Standard for Retirement Benefits (Interim Report)" (Japan Institute of Certified Public Accountants, Accounting System Committee Report No. 13), the expiry of retirement benefit obligations corresponding to the substitutional portion and related gain (loss) were recognized as of the date of the approval. In business year 2015, a provisional deduction of ¥11,683,928,148 in the administrative service operation cost is to be recorded as a result of the expiry of retirement benefit obligations corresponding to the substitutional portion.

        Appropriation of profit was approved as follows on July 31, 2015:

			(Unit: Yen)
I.	Unappropriated income for the current business year		1,436,297,748

	Total income for the current business year	1,436,297,748
II.	Profit appropriation amount
	Reserve fund	1,436,297,748	1,436,297,748

Detailed Statement

General Account

(1)
Details of acquisition and disposal of noncurrent assets, depreciation (including depreciation not included in expenses, in accordance with "No. 87 Accounting for the Depreciation of Specific Depreciable Assets" and "No. 91 Accounting for Specific Removal Costs, etc., associated with Asset Retirement Obligations"), and accumulated impairment loss

(Unit: Yen)

						Accumulated depreciation		Accumulated impairment loss

Type		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period		Depreciation during the period		Impairment loss during the period (recognized in the statement of income)	Impairment loss during the period (not recognized in the statement of income)	Net assets at the end of the period	Remarks

	Buildings	1,101,324,028	183,021,977	104,118,070	1,180,227,935	283,750,656	62,836,620	0	0	0	896,477,279

	Structures	62,026,200	23,369,263	2,257,500	83,137,963	19,286,297	4,495,839	0	0	0	63,851,666

Tangible assets (depreciation included in expenses)	Machinery and equipment	104,782,756	1,562,008	6,467,115	99,877,649	49,216,346	9,050,901	0	0	0	50,661,303

	Vehicles	1,683,551,132	93,937,956	102,133,984	1,675,355,104	1,125,317,748	155,622,625	0	0	0	550,037,356

	Tools, furniture, and fixtures	1,567,101,114	272,522,433	70,945,456	1,768,678,091	1,021,631,999	238,101,258	0	0	0	747,046,092

	Total	4,518,785,230	574,413,637	285,922,125	4,807,276,742	2,499,203,046	470,107,243	0	0	0	2,308,073,696

	Buildings	41,454,466,666	221,043,852	1,844,613,526	39,830,896,992	15,250,997,443	1,333,999,901	46,536,790	0	34,738	24,533,362,759

	Structures	1,473,786,541	0	9,720,927	1,464,065,614	945,355,243	53,534,447	375,844	0	0	518,334,527

Tangible assets (depreciation not included in expenses)	Machinery and equipment	83,942,444	4,024,135	6,596,062	81,370,517	69,672,101	60,362	0	0	0	11,698,416

	Vehicles	158,456,316	0	15,080,841	143,375,475	129,037,927	0	0	0	0	14,337,548

	Tools, furniture, and fixtures	597,592,903	0	18,324,843	579,268,060	345,834,508	16,067,521	0	0	0	233,433,552

	Total	43,768,244,870	225,067,987	1,894,336,199	42,098,976,658	16,740,897,222	1,403,662,231	46,912,634	0	34,738	25,311,166,802

	Land	16,754,683,536	0	1,784,170,078	14,970,513,458	0	0	234,596,912	0	8,732,862	14,735,916,546

Nondepreciable assets	Construction in progress	18,900,000	74,872,458	22,711,560	71,060,898	0	0	0	0	0	71,060,898

	Total	16,773,583,536	74,872,458	1,806,881,638	15,041,574,356	0	0	234,596,912	0	8,732,862	14,806,977,444

	Buildings	42,555,790,694	404,065,829	1,948,731,596	41,011,124,927	15,534,748,099	1,396,836,521	46,536,790	0	34,738	25,429,840,038

	Structures	1,535,812,741	23,369,263	11,978,427	1,547,203,577	964,641,540	58,030,286	375,844	0	0	582,186,193

	Machinery and equipment	188,725,200	5,586,143	13,063,177	181,248,166	118,888,447	9,111,263	0	0	0	62,359,719

Total tangible assets	Vehicles	1,842,007,448	93,937,956	117,214,825	1,818,730,579	1,254,355,675	155,622,625	0	0	0	564,374,904

	Tools, furniture, and fixtures	2,164,694,017	272,522,433	89,270,299	2,347,946,151	1,367,466,507	254,168,779	0	0	0	980,479,644

	Land	16,754,683,536	0	1,784,170,078	14,970,513,458	0	0	234,596,912	0	8,732,862	14,735,916,546

	Construction in progress	18,900,000	74,872,458	22,711,560	71,060,898	0	0	0	0	0	71,060,898

	Total	65,060,613,636	874,354,082	3,987,139,962	61,947,827,756	19,240,100,268	1,873,769,474	281,509,546	0	8,767,600	42,426,217,942

Intangible assets (depreciation included in expenses)	Trademark right	5,176,537	2,268,036	0	7,444,573	5,013,913	383,105	0	0	0	2,430,660

	Telephone subscription right	0	0	0	0	0	0	0	0	0	0

	Total	5,176,537	2,268,036	0	7,444,573	5,013,913	383,105	0	0	0	2,430,660

Intangible assets (depreciation not included in expenses)	Trademark right	1,139,550	0	0	1,139,550	1,139,550	18,992	0	0	0	0

	Telephone subscription right	12,088,650	0	0	12,088,650	0	0	7,871,900	0	0	4,216,750

	Total	13,228,200	0	0	13,228,200	1,139,550	18,992	7,871,900	0	0	4,216,750

	Trademark right	6,316,087	2,268,036	0	8,584,123	6,153,463	402,097	0	0	0	2,430,660

Total intangible assets	Telephone subscription right	12,088,650	0	0	12,088,650	0	0	7,871,900	0	0	4,216,750

	Total	18,404,737	2,268,036	0	20,672,773	6,153,463	402,097	7,871,900	0	0	6,647,410

	Long-term deposits	300,000,000	0	0	300,000,000	0	0	0	0	0	300,000,000

	Long-term loans for development projects	808,759,484	0	412,684,000	396,075,484	0	0	0	0	0	396,075,484

	Allowance for loan losses (non-current)	(10,942,908)	0	(1,857,422)	(9,085,486)	0	0	0	0	0	(9,085,486)

	Long-term loans for emigration projects	200,536,281	1,301,005	96,385,496	105,451,790	0	0	0	0	0	105,451,790

	Allowance for loan losses (non-current)	(82,803,362)	0	(25,494,932)	(57,308,430)	0	0	0	0	0	(57,308,430)

	Long-term installments receivable on settlement projects	0	0	(162,930)	162,930	0	0	0	0	0	162,930

	Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for development projects	204,122,076	0	13,011,599	191,110,477	0	0	0	0	0	191,110,477

Investments and other assets	Allowance for loan losses (non-current)	(120,257,680)	0	(164,350)	(120,093,330)	0	0	0	0	0	(120,093,330)

	Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for emigration projects	835,740,990	1,000,630	27,068,512	809,673,108	0	0	0	0	0	809,673,108

	Allowance for loan losses (non-current)	(835,740,990)	0	(26,067,882)	(809,673,108)	0	0	0	0	0	(809,673,108)

	Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to installments receivable on settlement projects	10,798,689	0	8,156,942	2,641,747	0	0	0	0	0	2,641,747

	Allowance for loan losses (non-current)	(10,798,689)	0	(8,156,942)	(2,641,747)	0	0	0	0	0	(2,641,747)

	Long-term prepaid expenses	33,594,971	110,434,929	33,594,971	110,434,929	0	0	0	0	0	110,434,929

	Long-term guarantee deposits	1,543,409,157	69,867,437	74,079,017	1,539,197,577	0	0	0	0	0	1,539,197,577

	Total	2,876,418,019	182,604,001	603,076,079	2,455,945,941	0	0	0	0	0	2,455,945,941

(2) Details of inventories

(Unit: Yen)

		Increase during the period		Decrease during the period

Type	Balance at the beginning of the period	Purchase, manufacturing and transfer for the current business year	Others	Delivery and transfer	Others	Balance at the end of the period	Remarks

Stored goods	377,487,425	149,651,825	0	167,887,858	0	359,251,392

Stockpile	377,487,425	149,651,825	0	167,887,858	0	359,251,392

Japan	51,432,766	0	0	0	0	51,432,766

USA	79,302,676	20,676,706	0	18,849,141	0	81,130,241

Germany	27,334,795	0	0	27,334,795	0	0

Singapore	158,794,774	30,188,671	0	27,422,491	0	161,560,954

Malaysia	22,777,607	493,580	0	23,271,187	0	0

Ghana	13,851,474	6,583,978	0	14,572,626	0	5,862,826

UAE	23,993,333	91,708,890	0	56,437,618	0	59,264,605

Payments for uncompleted contracted programs	883,872,816	837,734,760	0	883,872,816	0	837,734,760

Total	1,261,360,241	987,386,585	0	1,051,760,674	0	1,196,986,152

(3) Details of securities

Securities reported as current assets

(Unit: Yen)

Held-to-maturity securities	Type and name	Acquisition cost	Aggregate face amount	Balance sheet amount	Valuation difference included in current expenses	Remarks

	Negotiable deposits	99,000,000,000	99,000,000,000	99,000,000,000	0

(4) Details of loans

(Unit: Yen)

			Decrease during the period

Classification	Balance at the beginning of the period	Increase during the period	Collection	Others	Balance at the end of the period	Remarks

Other short-term loans

Loans for development projects	416,234,000	412,684,000	416,234,000	0	412,684,000

Loans for emigration projects	110,201,965	9,061,905	108,830,436	214,599	10,218,835

Installments receivable on settlement projects	0	52,337	0	(2,501)	54,838

(Subtotal)	526,435,965	421,798,242	525,064,436	212,098	422,957,673

Other long-term loans

Loans for development projects	1,012,881,560	0	13,011,599	412,684,000	587,185,961

Loans for emigration projects	1,036,277,271	2,301,635	48,483,898	74,970,110	915,124,898

Installments receivable on settlement projects	10,798,689	0	4,484,562	3,509,450	2,804,677

(Subtotal)	2,059,957,520	2,301,635	65,980,059	491,163,560	1,505,115,536

Total	2,586,393,485	424,099,877	591,044,495	491,375,658	1,928,073,209

*
"Others" shown under decrease during the period is due to transfer from long-term to short-term loans as well as from short-term to long-term loans, assignment of claim, year-end translation difference, etc.

(5) Details of allowance for loan losses, etc.

(Unit: Yen)

	Balance of loans, etc.			Balance of allowance for loan losses

Classification	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Remarks

(Development projects)

Short-term loans for development projects	416,234,000	(3,550,000)	412,684,000	1,336,349	(357,025)	979,324

Ordinary loans	416,234,000	(3,550,000)	412,684,000	1,336,349	(357,025)	979,324	Year-end balance of loans is preserved as follows: Bank guarantee ¥29,184,000 Joint and several guarantee ¥6,500,000 Loans to the Federative Republic of Brazil ¥377,000,000

Long-term loans for development projects	1,012,881,560	(425,695,599)	587,185,961	131,200,588	(2,021,772)	129,178,816

Ordinary loans	808,759,484	(412,684,000)	396,075,484	10,942,908	(1,857,422)	9,085,486	Year-end balance of loans is preserved as follows: Bank guarantee ¥129,261,477

Doubtful loans	0	0	0	0	0	0	Joint and several guarantee ¥224,093,330 Provision of collateral (government bonds)

Claims probable in bankruptcy, claims probable in rehabilitation, and other	204,122,076	(13,011,599)	191,110,477	120,257,680	(164,350)	120,093,330	¥46,206,670 Loans to the Federative Republic of Brazil ¥187,624,484

(Development projects in total)	1,429,115,560	(429,245,599)	999,869,961	132,536,937	(2,378,797)	130,158,140

(Emigration projects)

Short-term loans for emigration projects	110,201,965	(99,983,130)	10,218,835	5,026,232	(4,274,359)	751,873

Ordinary loans	110,201,965	(99,983,130)	10,218,835	5,026,232	(4,274,359)	751,873

Long-term loans for emigration projects	1,036,277,271	(121,152,373)	915,124,898	918,544,352	(51,562,814)	866,981,538

Ordinary loans	122,811,456	(70,547,521)	52,263,935	5,078,537	(957,962)	4,120,575

Doubtful loans	77,724,825	(24,536,970)	53,187,855	77,724,825	(24,536,970)	53,187,855

Claims probable in bankruptcy, claims probable in rehabilitation, and other	835,740,990	(26,067,882)	809,673,108	835,740,990	(26,067,882)	809,673,108

(Emigration projects in total)	1,146,479,236	(221,135,503)	925,343,733	923,570,584	(55,837,173)	867,733,411

(Installments receivable on settlement projects)

Short-term installments receivable on settlement projects	0	54,838	54,838	0	0	0

Ordinary loans	0	54,838	54,838	0	0	0

Long-term installments receivable on settlement projects	10,798,689	(7,994,012)	2,804,677	10,798,689	(8,156,942)	2,641,747

Ordinary loans	0	162,930	162,930	0	0	0

Doubtful loans	0	0	0	0	0	0

Claims probable in bankruptcy, claims probable in rehabilitation, and other	10,798,689	(8,156,942)	2,641,747	10,798,689	(8,156,942)	2,641,747

(Installments receivable on settlement projects in total)	10,798,689	(7,939,174)	2,859,515	10,798,689	(8,156,942)	2,641,747

Total	2,586,393,485	(658,320,276)	1,928,073,209	1,066,906,210	(66,372,912)	1,000,533,298

*
Standard for appropriation of allowance for loan losses is described in No. 5 of Significant Accounting Policies.

(6) Details of asset retirement obligations

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Obligations of restoration to original state based on a building lease agreement	275,645,506	480,344	0	276,125,850	Specified expenses in Accounting Standard for Incorporated Administrative Agency No. 91

(7) Details of capital and capital surplus

(Unit: Yen)
Classification		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Capital	Government investment	66,700,645,691	0	3,483,433,828	63,217,211,863	Capital reduction due to payments to the national treasury for unnecessary property
	Total	66,700,645,691	0	3,483,433,828	63,217,211,863
	Capital surplus
	Facility expenses	1,693,914,117	164,588,170	0	1,858,502,287	Increase due to acquisition of non-current assets
	Operational grants	147,492,722	34,010,117	15,725,728	165,777,111	Increase/decrease due to long-term guarantee deposits
	Specified assets in Accounting Standard for Incorporated Administrative Agency No. 87	(122,494,000)	0	0	(122,494,000)
	Accumulated disposal and sale differential of non-current assets not included in expenses	(3,646,095,613)	0	270,832,104	(3,916,927,717)	Decrease due to sale or disposal of inherited assets
	Lease contracts	(113,690,859)	0	0	(113,690,859)
	Reserve fund carried over from the previous Mid-term Objective period	75,889	5,560,950	75,889	5,560,950	Increase due to acquisition of non-current assets
Capital surplus	Specified expenses in Accounting Standard for Incorporated Administrative Agency No. 99	2,365,696,558	95,776,611	6,526,738	2,454,946,431	Expenses for disposal of unnecessary property, etc.
	Total	324,898,814	299,935,848	293,160,459	331,674,203
	Accumulated depreciation not included in expenses	(16,055,133,336)	(1,403,681,223)	(680,740,254)	(16,778,074,305)	Increase due to depreciation of non-current assets
	Total	(16,055,133,336)	(1,403,681,223)	(680,740,254)	(16,778,074,305)
	Accumulated impairment loss not included in expenses	(770,453,826)	(8,767,600)	(489,839,980)	(289,381,446)	Increase due to impairment of non-current assets
	Total	(770,453,826)	(8,767,600)	(489,839,980)	(289,381,446)
	Accumulated interest expenses not included in expenses	(6,708,693)	(480,344)	0	(7,189,037)	Interest due to asset retirement obligations
	Total	(6,708,693)	(480,344)	0	(7,189,037)
	Total balance	(16,507,397,041)	(1,112,993,319)	(877,419,775)	(16,742,970,585)

(8) Details of reserve fund and details of reversal of reserve fund for specific purpose

1.
Details of reserve fund

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Reserve fund carried over from the previous Mid-term Objective period	2,503,237,214	0	470,192,388	2,033,044,826

Reserve fund of Paragraph 1 Article 44 of the Act on General Rules	0	1,681,756,203	0	1,681,756,203	Increase from the profit appropriation for Business Year 2013

Total	2,503,237,214	1,681,756,203	470,192,388	3,714,801,029

2.
Details of reversal of reserve fund for specific purpose

(Unit: Yen)

Classification		Amount	Remarks

Reversal amount of reserve fund for specific purpose	Reserve fund carried over from previous Mid-term Objective period	464,631,438	Advance payments and prepaid expenses expensed for the current period	464,631,438

Others	Reserve fund carried over from previous Mid-term Objective period	5,560,950	Purchase of assets	5,560,950

Total		470,192,388

(9) Details of operational grant liabilities, transfer for the current period, etc.

1.
Details of changes in operational grant liabilities

(Unit: Yen)

			Transfer for the current period

The year of grant	Balance at the beginning of the period	Operational grants for the current period	Revenues from operational grants	Contra accounts for assets funded by operational grants	Capital surplus	Subtotal	Balance at the end of the period

Business year 2012	4,733,508,600	0	2,579,722,422	0	0	2,579,722,422	2,153,786,178

Business year 2013	26,998,127,805	0	19,312,239,295	2,268,036	0	19,314,507,331	7,683,620,474

Business year 2014	0	159,293,481,000	122,296,757,629	560,587,321	32,560,400	122,889,905,350	36,403,575,650

Total	31,731,636,405	159,293,481,000	144,188,719,346	562,855,357	32,560,400	144,784,135,103	46,240,982,302

2.
Details of transfer of operational grant liabilities for the current period

(1)
Grant provided in business year 2012

(Unit: Yen)

Classification		Amount	Breakdown

	Revenues from operational grants	2,579,722,422	(1)	Operation to which the revenue recognition method based on incurred expenses is applied: all operations financed by operational grants

Transfer amount in accordance with the revenue recognition method based on incurred expenses	Contra accounts for assets funded by operational grants	0	(2)	Profit and loss in relation to the operation a) Amount of expenses recorded in the statement of income: ¥2,579,722,422 (Operating expenses: ¥2,579,722,422)

	Capital surplus	0

	Total	2,579,722,422

  (2)
  Grant provided in business year 2013

(Unit: Yen)

Classification	Amount	Breakdown

Revenues from operational grants	19,312,239,295	(1)	Operation to which the revenue recognition method based on incurred expenses is applied: all operations financed by operational grants

Transfer amount in accordance with the revenue recognition method based on incurred expenses	Contra accounts for assets funded by operational grants	2,268,036	(2)	Profit and loss in relation to the operation
a) Amount of expenses recorded in the statement of income: ¥19,312,239,295
(Operating expenses: ¥19,225,927,425, General administrative expenses: ¥86,311,870)
b) Acquisition cost of non-current assets: ¥2,268,036
			Trademark right: ¥2,268,036

Capital surplus	0

Total	19,314,507,331

  (3)
  Grant provided in business year 2014

(Unit: Yen)

Classification	Amount	Breakdown

		(1) (2)	Operation to which the revenue recognition method based on incurred expenses is applied: all operations financed by operational grants Profit and loss in relation to the operation
Revenues from operational grants	122,296,757,629	a) Amount of expenses recorded in the statement of income: ¥231,282,193,688
(Operating expenses: ¥222,525,562,428, General administrative expenses: ¥8,756,631,260)
			b) Repayment amount for lease obligations: ¥151,618,859

			c) Revenues recorded in relation to self-revenues: ¥3,174,570,220
			(Revenues from contracted programs: ¥1,130,942,926, Revenues from interest on development projects: ¥23,894,869, Donation revenues: ¥10,533,389
Transfer amount in accordance with the revenue recognition method based on incurred expenses	Contra accounts for assets funded by operational grants	560,587,321	Revenues from subsidy for facilities: ¥7,023,830,
Revenues from settlement projects: ¥6,508,214, Revenues from emigration projects: ¥16,237,252
Miscellaneous income: ¥1,930,933,987, Interest income: ¥38,314,948,
Gain on sales of non-current assets: ¥10,180,805)
d)    Acquisition cost of non-current assets: ¥560,587,321
Stockpile: ¥149,651,825, Consignment: ¥5,281,251, Buildings: ¥179,346,977, Structures: ¥23,369,263 Machinery and equipment: ¥1,562,008, Vehicles ¥91,150,385,
Tools, furniture, and fixtures: ¥79,376,636, Construction in progress: ¥30,236,898
			Long-term guarantee deposits: ¥612,078)

			e) Amount recorded as long-term guarantee deposits: ¥32,560,400
Capital surplus	32,560,400	(3)	Estimation basis of transfer amount of operational grants
			Repayment amount of lease obligations (B) is added to the amount of expenses recorded in the statement of income (A), from which expenditure financed by resources other than operational grants (reserve fund carried over from the previous Mid-term Objective period and funds for grant aid) (C), expenditure to which self-revenues are allocated (D) and depreciation, etc., (E) are deducted. The calculation result is transferred to revenue.

Total	122,889,905,350		(A) ¥231,282,193,688 + (B) ¥151,618,859–(C) ¥106,992,454,317–(D) ¥1,491,477,872–(E) ¥653,122,729 = ¥122,296,757,629

3.
Details of the balance of operational grant liabilities

(Unit: Yen)

The year of grant	Balance of operational grant liabilities		Reasons for the accrual of balance and revenue generation plan

Business year 2012	Balance in relation to operations to which the revenue recognition method based on incurred expenses is applied	2,153,786,178	Reasons for the accrual of balance of operational grant liabilities are as follows: carryover to the next business year due to inevitable reasons, etc., and posting as advance payments, prepaid expenses, etc.

The balance of operational grant liabilities carried forward to the next business year will be transferred to revenue in the next business year.

	Total	2,153,786,178

Business year 2013	Balance in relation to operations to which the revenue recognition method based on incurred expenses is applied	7,683,620,474	Reasons for the accrual of balance of operational grant liabilities are as follows: carryover to the next business year due to inevitable reasons, etc., and posting as advance payments, prepaid expenses, etc.

The balance of operational grant liabilities carried forward to the next business year will be transferred to revenue in the next business year.

Out of the balance of operational grant liabilities, the balance of special operating expenses amounts to ¥219.

	Total	7,683,620,474

Business year 2014	Balance in relation to operations to which the revenue recognition method based on incurred expenses is applied	36,403,575,650	Reasons for the accrual of balance of operational grant liabilities are as follows: carryover to the next business year due to inevitable reasons, etc., and posting as advance payments, prepaid expenses, etc.

The balance of operational grant liabilities carried forward to the next business year will be transferred to revenue in the next business year.

	Total	36,403,575,650

(10) Details of facility expenses

(Unit: Yen)

		Breakdown of the accounting treatment mentioned on the left side			Remarks

Classification	Amount granted in the current period	Construction in progress facility expenses	Capital surplus	Revenues from subsidy for facilities

Subsidy for facilities	152,712,000	0	145,688,170	7,023,830

Total	152,712,000	0	145,688,170	7,023,830

(11) Details of remunerations and salaries of officers and employees

(Unit: Thousands of yen, persons)

	Remunerations or salaries		Retirement benefits

Classification	Payment amount	Number of people	Payment amount	Number of people

Officers	166,867	12	3,094	2

Employees	14,732,308	1,853	537,886	71

Total	14,899,175	1,865	540,980	73

(Notes)	1.	Standard of payment of remunerations and retirement benefits to officers

Remunerations and retirement benefits to officers are paid based on "Rules on Remuneration for Officers" and "Rules on Retirement Benefits for Officers" in place for Incorporated Administrative Agency—Japan International Cooperation Agency.
	2.	Standard of payment of salaries and retirement benefits to employees

Salaries and retirement benefits to employees are paid based on "Rules on Salaries for Employees" and "Rules on Retirement Benefits for Employees" in place for Incorporated Administrative Agency—Japan International Cooperation Agency.
	3.	Number of people
As for the number of people to whom remunerations or salaries are paid, the average number of JICA officers and employees during the period is used.
	4.	Others
There are no part-time officers or employees classified as external members.

(12) Segment information to be disclosed

(Unit: Yen)

Classification	(1) Technical cooperation	(2) Grant aid	(3) Citizens' cooperation activities, etc.	(4) Emigration	(5) Disaster relief activities	(6) Personnel training and securing	(7) Research and study	(8) Contracted programs	(9) Other operations	Subtotal	(10) Corporate common expenses, etc.	Total

I. Operating expenses, revenues, and profits and losses

Operating expenses	71,067,788,315	106,701,027,386	15,723,182,122	304,637,764	1,424,272,171	240,653,255	12,443,562,099	1,128,383,920	10,533,389	209,044,040,421	34,816,681,506	243,860,721,927

Outsourcing expenses	33,440,693,305	150,568,082	3,822,408,862	152,609,065	331,086,446	0	9,087,720,582	991,145,209	8,924,026	47,985,155,577	0	47,985,155,577

Fees paid to experts	10,278,185,707	0	6,411,415,642	0	0	236,921,551	947,597,967	0	0	17,874,120,867	10,683,365,062	28,557,485,929

Travelling and transportation expenses	10,459,564,893	0	2,008,024,061	21,368,318	194,474,549	0	0	0	0	12,683,431,821	3,332,237,029	16,015,668,850

Personnel expenses	—	—	—	—	—	—	—	—	—	—	13,050,315,115	13,050,315,115

Expenses for purchasing and sending equipment	0	0	0	0	755,333,809	0	1,052,472,856	0	0	1,807,806,665	0	1,807,806,665

Insurance premiums	0	0	0	0	0	0	0	0	0	0	0	0

Subsidies	0	0	0	73,673,363	0	0	0	0	0	73,673,363	0	73,673,363

Fund provision	0	106,527,822,879	0	0	0	0	0	0	0	106,527,822,879	0	106,527,822,879

Other expenses	16,889,344,410	22,636,425	3,481,333,557	56,987,018	143,377,367	3,731,704	1,355,770,694	137,238,711	1,609,363	22,092,029,249	7,750,764,300	29,842,793,549

General administrative expenses	—	—	—	—	—	—	—	—	—	—	8,842,943,130	8,842,943,130

Fees paid to experts	—	—	—	—	—	—	—	—	—	—	1,050,752,266	1,050,752,266

Travelling and transportation expenses	—	—	—	—	—	—	—	—	—	—	505,092,025	505,092,025

Personnel expenses	—	—	—	—	—	—	—	—	—	—	2,389,840,324	2,389,840,324

Rents	—	—	—	—	—	—	—	—	—	—	2,336,409,594	2,336,409,594

Other expenses	—	—	—	—	—	—	—	—	—	—	2,560,848,921	2,560,848,921

Depreciation	—	—	—	—	—	—	—	—	—	—	470,490,348	470,490,348

Loan losses	0	0	0	0	0	0	0	0	55,669,760	55,669,760	0	55,669,760

Provision of allowance for loan losses	0	0	0	0	0	0	0	0	64,716,150	64,716,150	0	64,716,150

Financial expenses	—	—	—	—	—	—	—	—	—	—	22,888,573	22,888,573

Miscellaneous loss	0	0	0	0	0	0	0	0	0	0	1,416,279	1,416,279

Total	71,067,788,315	106,701,027,386	15,723,182,122	304,637,764	1,424,272,171	240,653,255	12,443,562,099	1,128,383,920	130,919,299	209,164,426,331	44,154,419,836	253,318,846,167

Operating revenues

Revenues from operational grants	70,317,162,687	173,204,507	15,697,367,550	304,637,764	1,256,384,313	238,775,374	12,443,562,099	0	0	100,431,094,294	43,757,625,052	144,188,719,346

Revenues from grant aid	0	106,527,822,879	0	0	0	0	0	0	0	106,527,822,879	0	106,527,822,879

Revenues from contracted programs	0	0	0	0	0	0	0	1,130,942,926	0	1,130,942,926	0	1,130,942,926

Revenues from interest on development projects	0	0	0	0	0	0	0	0	23,894,869	23,894,869	0	23,894,869

Revenues from settlement projects	0	0	0	0	0	0	0	0	6,508,214	6,508,214	0	6,508,214

Revenues from emigration projects	0	0	0	0	0	0	0	0	16,237,252	16,237,252	0	16,237,252

Donation revenues	0	0	0	0	0	0	0	0	10,533,389	10,533,389	0	10,533,389

Revenues from subsidy for facilities	—	—	—	—	—	—	—	—	—	—	7,023,830	7,023,830

Reversal of contra accounts for assets funded by operational grants	0	0	0	0	167,887,858	0	0	0	0	167,887,858	290,407,690	458,295,548

Financial revenues	—	—	—	—	—	—	—	—	—	—	38,314,948	38,314,948

Miscellaneous income	293,119,288	0	25,814,572	0	0	0	0	0	0	318,933,860	1,612,000,127	1,930,933,987

Total	70,610,281,975	106,701,027,386	15,723,182,122	304,637,764	1,424,272,171	238,775,374	12,443,562,099	1,130,942,926	57,173,724	208,633,855,541	45,705,371,647	254,339,227,188

Operating income and loss	(457,506,340)	0	0	0	0	(1,877,881)	0	2,559,006	(73,745,575)	(530,570,790)	1,550,951,811	1,020,381,021

II. Total assets

Cash and deposits	0	19,889,550,052	0	0	0	0	0	20,242,304	2,440,593,109	22,350,385,465	52,203,791,574	74,554,177,039

Securities	0	99,000,000,000	0	0	0	0	0	0	0	99,000,000,000	0	99,000,000,000

Advance payments	12,753,955,473	34,500,000	274,346,893	0	0	0	3,236,894,239	23,052,197	0	16,322,748,802	274,872,704	16,597,621,506

Buildings	—	—	—	—	—	—	—	—	—	—	25,429,840,038	25,429,840,038

Land	—	—	—	—	—	—	—	—	—	—	14,735,916,546	14,735,916,546

Other assets	83,111,451	820,662	55,452,777	892,741	359,251,395	0	3,354,743	842,314,960	1,231,643,884	2,576,842,613	5,603,124,663	8,179,967,276

Total	12,837,066,924	118,924,870,714	329,799,670	892,741	359,251,395	0	3,240,248,982	885,609,461	3,672,236,993	140,249,976,880	98,247,545,525	238,497,522,405

(Notes)
1.  Segment classification and main descriptions

Operations are classified into eight segments in accordance with descriptions of the Mid-term Plan based on operations specified in Article 13 of the Act of the Incorporated Administrative Agency—Japan International Cooperation Agency.

Operations in relation to donations and operations in relation to management and collection of loans for development projects and other claims as well as operations prescribed in Article 13 are organized as other operations.

  1)
  Operations in relation to technical cooperation

  2)
  Operations in relation to grant aid

  3)
  Operations in relation to citizens' cooperation activities, etc.

  4)
  Operations in relation to emigration projects

    5)
    Operations in relation to disaster relief activities

    6)
    Operations in relation to personnel training and securing

    7)
    Operations in relation to research and study

    8)
    Operations in relation to contracted programs

  2.
  Disclosure of operating expenses

  (1)
  Operating expenses in the statement of income are shown as operating expenses according to natural expense classification. Items that account for less than 5% of the total amount allocated to each segment are included in other expenses.

  The relationship between operating expenses in this list and operating expenses in the statement of income is as follows:

  1)
  Technical cooperation: amount of expenses for technical cooperation projects

  2)
  Grant aid: amount of expenses for grant aid (operation support) and expenses for grant aid

  3)
  Citizens' cooperation activities, etc.: amount of expenses for public participation-based cooperation

  4)
  Emigration: amount of expenses for emigration projects

  5)
  Disaster relief activities: amount of expenses for disaster relief activities

  6)
  Personnel training and securing: amount of expenses for training and securing the personnel

  7)
  Research and study: amount of expenses for assistance promotion * The amount includes expenses for surveys, such as cooperation preparation surveys

  8)
  Contracted programs: amount of expenses for contracted programs

  9)
  Other operations: amount of expenses for donation projects

  10)
  Corporate common expenses, etc.: amounts of expenses related to operation, expenses for operation support, and facility expenses

  (2)
  Personnel expenses and rents, which accrue in relation to expenses related to operation and expenses for operation support that have been classified as corporate common expenses, etc., cannot be allocated to each segment due to the following reasons:

  1)
  Personnel expenses: employees are in charge of several operations and their involvement in each operation is not uniform

  2)
  Rents: a wide variety of buildings are included in target property and they are used for multiple operations

  3.
  Disclosure of total assets

  Assets are shown in account items of the balance sheet. Items that account for less than 5% of total assets are included in other assets.

  4.
  Costs that are not reported as expenses in the statement of income and that should be disclosed are as follows, and they are classified as corporate common expenses, etc.

  (1)
  Accumulated depreciation not included in expenses amounts to ¥1,403,681,223.

  (2)
  Accumulated impairment loss not included in expenses amounts to ¥8,767,600.

  (3)
  Accumulated interest expenses not included in expenses amounts to ¥480,344.

  (4)
  Accumulated disposal and sale differential not included in expenses amounts to a loss of ¥4,126,622.

  (5)
  Estimated bonus payments not included in provision amounts to ¥141,980,963.

  (6)
  Estimated increase in retirement benefits not included in provision amounts to a loss of ¥3,415,223,845.

  5.
  Partial operating expenses and general administrative expenses are financed by operational grants and reserve fund carried over from the previous Mid-term Objective period, which amount to ¥464,631,438, and the classifications and amounts are as follows:

  (1)
  Technical cooperation: ¥457,506,340; (10) Corporate common expenses, etc.: ¥7,125,098

  6.
  Because operating expenses for (1) Technical cooperation and (3) Citizens' cooperation activities, etc., are financed by operational grants and revenues from operations, equivalent amounts are shown as miscellaneous income in operating revenues.

  7.
  "—" is shown in the columns of amounts of items that have been organized only as corporate common expenses, etc., because they cannot be allocated to individual segments.

(13) Details of main assets and liabilities other than those mentioned above

1.
Cash and deposits

(Unit: Yen)

Classification	Amount	Remarks

Cash	1,870,329
Cash in foreign currency	62,273,934
Deposit accounts	66,559,571,559
Checking accounts	5,078
Checking accounts in foreign currency	2,930,456,139
Time deposits	5,000,000,000

Total	74,554,177,039

2.
Funds for grant aid

(Unit: Yen)

Classification	Amount	Counterparty	Remarks

Funds for grant aid	116,675,616,138	The Republic of the Union of Myanmar, etc.

Total	116,675,616,138

3.
Accounts payable

(Unit: Yen)

Classification	Amount	Counterparty	Date of accrual	Remarks

Operating expenses	15,134,430,128	Hakuhodo,Inc., etc.	March 31, 2015
General administrative expenses	845,853,591	NTT Communications Co., Ltd., etc.	March 31, 2015
Expenses for contracted programs	715,749,984	West Japan Engineering Consultants, Inc., etc.	March 31, 2015
Facility expenses	75,340,000	ACA Sekkei Co., Ltd., etc.	March 31, 2015
Expenses for grant aid	2,214,754,576	Republic of the Union of Myanmar, etc.	March 31, 2015
Expenses for donation projects	77,668	Sonorite Co., Ltd., etc.	March 31, 2015
Others	125,626,879	Mutual Aid Association of JICA, etc.	March 31, 2015

Total	19,111,832,826

(14) Details of affiliated companies and relevant public interest corporations

Corporation type and name	(Relevant public interest corporations, etc.)		(Relevant public interest corporations, etc.)

Items	Japan Overseas Cooperative Association		The Association of Nikkei & Japanese Abroad

Outline of operations

(1)   International cooperative activities in developing countries and activities pertaining to the promotion, promulgation, and edification of international exchange and global understanding.

(2)   Assistance for postdisaster restoration and peace-building activities.

(3)   Activities pertaining to cooperation and collaboration with international and domestic support agencies, international cooperation associations, and other institutions.

(4)   Activities pertaining to support for the development of a multicultural symbiotic society and vitalization and internationalization of societies.

(5)   Other activities necessary to achieve the objectives of the Association.

(1)   Support and promulgation of economic, cultural, educational, and social activities in cooperation with overseas and domestic Japan-related organizations or by itself.

(2)   Cooperation pertaining to carrying out of international cooperative activities and international exchange activities.

(3)   Collaboration with municipalities and international exchange associations

(4)    Promulgation both at home and abroad of research outcomes and knowledge regarding activities pertaining international cooperation and international exchange endeavors

(5)   Provision of information and collaboration regarding migration and overseas expansion of businesses

(6)   Establishment and operation of centers for Japanese abroad

(7)   Consultations and intermediation for and regarding Japanese abroad

(8)   Publicity of and edification regarding situations in Japan

(9)   Organizing of the convention of Nikkei and Japanese abroad

(10) Edification regarding investment from overseas, investment overseas, and businesses

(11) Other activities necessary for the fulfillment of public good

Name of officers	Number of officers: 28
President: Yozo Kaneko
(Former Director General, Secretariat of Japan Overseas Cooperation Volunteers of JICA)
Secretary General: Masaaki Otuka
	(Former Director General, Secretariat of Japan Overseas Cooperation Volunteers of JICA)		Number of officers: 17 President: Keiji Yamada Director: Hiroyo Sasaki (Former Vice-President of JICA)

Association chart on transactions between relevant public interest corporations and JICA

Assets	1,610,981,495 yen		187,161,664 yen

Liabilities	505,842,359 yen		141,427,928 yen

Balance of net assets at the beginning of the business year	1,196,290,222 yen		53,624,521 yen

Changes in net assets for the current period

Changes in general net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	0 yen	—Subsidy received, etc.	0 yen
—Other revenues	—Other revenues	3,345,485,055 yen	—Other revenues	361,129,813 yen
o Expenses	o Expenses	3,436,636,141 yen	o Expenses	369,020,598 yen

Changes in specified net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	0 yen	—Subsidy received, etc.	0 yen
—Other revenues	—Other revenues	0 yen	—Other revenues	0 yen
o Expenses	o Expenses	0 yen	o Expenses	0 yen

Balance of net assets at the end of the business year	1,105,139,136 yen		45,733,736 yen

Total revenues for the current period	—		381,130,644 yen

Total expenditures for the current period	—		388,598,932 yen

Amount of difference between revenues and expenditures for the current period	—		(7,468,288) yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A		N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: ¥327,268,979, Accounts receivable: ¥273,073		Accounts payable: ¥53,376,300, Accounts receivable: ¥927,474

Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	2,850,739,102 yen 1,626,804,979 yen 57.1%) (1,105,972,291 yen 68.0%) (66,543,822 yen 4.1%) (0 yen 0.0%)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	349,971,570 yen 203,791,328 yen 58.2%) (126,229,429 yen 61.9%) (29,363,829 yen 14.4%) (45,944,842 yen 22.5%)

(Note)    Pursuant to "Concerning the revision of the accounting standards for public-interest corporations (agreement from the liaison council of relevant agencies guidance, supervision, etc., of public-interest corporations, etc., of October 14, 2004) ("Accounting Standards for Public-interest Corporations" hereinafter)," the entity is not legally required to create a statement of revenues and expenses; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)		(Relevant public interest corporations, etc.)

Items	Kitakyushu International Techno-Cooperative Association		The International Nursing Foundation of Japan

Outline of operations

(1)   Development of necessary research studies and educational curriculums, creation and undertaking of training programs, dispatch of experts, and transfer of technologies overseas

(2)   Planning and undertaking of activities to promote international goodwill

(3)   Planning and undertaking of other activities for the purpose of fulfilling the aims of this association

(1)   Organizing lectures and seminars

(2)   Providing scholarships to graduate students who engage in international nursing studies

(3)   Undertaking of technological cooperation for developing nations, etc.

(4)   Other activities necessary for the purpose of fulfilling the aims of this foundation

Name of officers	Number of officers: 13 President: Hideki Furuno		Number of officers: 8 President: Kayoko Shimizu

Association chart on transactions between relevant public interest corporations and JICA

Assets	644,824,987 yen		134,494,472 yen

Liabilities	32,558,783 yen		1,357,607 yen

Balance of net assets at the beginning of the business year	620,357,677 yen		168,569,756 yen

Changes in net assets for the current period

Changes in general net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	32,750,000 yen	—Subsidy received, etc.	1,500,000 yen
—Other revenues	—Other revenues	193,701,733 yen	—Other revenues	69,343,457 yen
o Expenses	o Expenses	234,543,206 yen	o Expenses	76,933,761 yen

Changes in specified net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	0 yen	—Subsidy received, etc.	0 yen
—Other revenues	—Other revenues	0 yen	—Other revenues	0 yen
o Expenses	o Expenses	0 yen	o Expenses	29,342,587 yen

Balance of net assets at the end of the business year	612,266,204 yen		133,136,865 yen

Total revenues for the current period	254,497,333 yen		—

Total expenditures for the current period	258,303,047 yen		—

Amount of difference between revenues and expenditures for the current period	(3,805,714) yen		—

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A		N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: ¥16,670,143, Accounts receivable: ¥324,427		Accounts payable: ¥1,348,501

Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	187,538,383 yen 90,627,541 yen 48.3%) (0 yen 0.0%) (90,627,541 yen 100.0%) (0 yen 0.0%)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	70,843,457 yen 32,369,743 yen 45.7%) (0 yen 0.0%) (32,369,743 yen 100.0%) (0 yen 0.0%)

(Note)    The entity is not legally required to create a statement of revenues and expenses pursuant to the "Accounting Standards for Public-interest Corporations"; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)		(Relevant public interest corporations, etc.)

Items	International Civil and Commercial Law Centre Foundation		Pacific Resource Exchange Center

Outline of operations

(1)   Carrying out of training of personnel handling civil and commercial law chiefly in Asia and support

(2)   Invitation and dispatch, both from and to Japan, of researchers and experts on civil and commercial law and support

(3)   Organizing and support of lectures, study sessions, symposiums, seminars and other meetings for the purpose of research, study, training, and information exchange on civil and commercial law both in Japan and abroad

(4)   Gathering of information and material on civil and commercial law both in Japan abroad and conducting and support of such research and study

(5)   Publication of journals and other documents and distribution

(6)   Collaboration and cooperation with related institutes and organizations both in Japan and abroad

(7)   Other activities necessary to fulfill the aims

(1)   Fostering human resources to contribute mainly to the growth of developing countries, etc.

(2)   Economic, cultural, and personal exchange activities mainly with developing countries, etc.

(3)   Cultivating human resources tasked with economic, cultural, and personal exchange activities mainly with developing countries.

(4)   Gathering information and research/study related to economic cooperation

(5)   Public awareness and publicity concerning the aforementioned activities

(6)    Other activities necessary for the achievement of objectives of this corporate body

Name of officers	Number of officers: 9 Representative director and chairman: Kenji Miyahara Director: Kyotaro Ogawa (Former JICA head of general administration)		Number of officers: 17 Chairman: Yoshikuni Inoue

Association chart on transactions between relevant public interest corporations and JICA

Assets	85,031,557 yen		4,392,892,113 yen

Liabilities	2,167,483 yen		51,383,463 yen

Balance of net assets at the beginning of the business year	84,029,240 yen		4,110,395,206 yen

Changes in net assets for the current period

Changes in general net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	0 yen	—Subsidy received, etc.	0 yen
—Other revenues	—Other revenues	87,870,269 yen	—Other revenues	375,593,297 yen
o Expenses	o Expenses	89,035,435 yen	o Expenses	144,479,853 yen

Changes in specified net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	0 yen	—Subsidy received, etc.	0 yen
—Other revenues	—Other revenues	0 yen	—Other revenues	0 yen
o Expenses	o Expenses	0 yen	o Expenses	0 yen

Balance of net assets at the end of the business year	82,864,074 yen		4,341,508,650 yen

Total revenues for the current period	—		—

Total expenditures for the current period	—		—

Amount of difference between revenues and expenditures for the current period	—		—

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A		N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: ¥19,692,269		Accounts payable: ¥5,590,278, Accounts receivable: ¥3,461,231

Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	64,499,935 yen 64,499,935 yen 100.0%) (64,499,935 yen 100.0%) (0 yen 0.0%) (0 yen 0.0%)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	93,447,367 yen 66,328,403 yen 71.0%) (0 yen 0.0%) (66,328,403 yen 100.0%) (0 yen 0.0%)

(Note)    The entity is not legally required to create a statement of revenues and expenses pursuant to the "Accounting Standards for Public-interest Corporations"; hence, such a statement is not prepared.

(Note)    The entity is not legally required to create a statement of revenues and expenses pursuant to the "Accounting Standards for Public-interest Corporations"; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)		(Relevant public interest corporations, etc.)

Items	i-i-network (Research and Action for Community Governance)		Overseas Agricultural Development Association

Outline of operations

(1)   Activities to promote sharing of experiences regarding community-based development

(2)   Education and training, providing of information regarding international cooperation, and community-based development

(3)   Support for community-based development in Japan and around the world

(4)   Research, study, and publication activities regarding community-based development and international cooperation

(5)   Introducing products made by people engaged in community-based development in Japan and around the world

(6)   Other activities necessary to fulfill the aims of this organization

(1)   Proposal regarding effective undertaking of overseas agricultural development cooperation

(2)   Guidance and advice for overseas agricultural development cooperation by private-sector companies

(3)   Cooperation for activities by the government and private-sector companies regarding overseas agricultural development cooperation

(4)   Research and study regarding overseas agricultural development cooperation

(5)    Gathering and providing of information regarding overseas agricultural development cooperation

(6)   Carrying out of collaborative activities with community organizations regarding rural community promotion in Japan

(7)   Capacity building and securing of personnel who engage in rural community promotion in Japan

(8)   Establishment and operation of necessary facilities for aforementioned activities

(9)   Other activities necessary to fulfill the aims of this organization

Name of officers	Number of officers: 7 Representative director: Makoto Nagahata		Number of officers: 10 President: Hidekazu Toyohara

Association chart on transactions between relevant public interest corporations and JICA

Assets	8,268,541 yen		18,066,255 yen

Liabilities	3,510,348 yen		18,039,319 yen

Balance of net assets at the beginning of the business year	3,249,305 yen		4,988,000 yen

Changes in net assets for the current period

Changes in general net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	19,832,951 yen	—Subsidy received, etc.	0 yen
—Other revenues	—Other revenues	35,540,772 yen	—Other revenues	154,095,338 yen
o Expenses	o Expenses	53,864,835 yen	o Expenses	159,056,402 yen

Changes in specified net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	0 yen	—Subsidy received, etc.	0 yen
—Other revenues	—Other revenues	0 yen	—Other revenues	0 yen
o Expenses	o Expenses	0 yen	o Expenses	0 yen

Balance of net assets at the end of the business year	4,758,193 yen		26,936 yen

Total revenues for the current period	55,373,723 yen		—

Total expenditures for the current period	53,864,835 yen		—

Amount of difference between revenues and expenditures for the current period	1,508,888 yen		—

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A		N/A

Details of receivables and payables to relevant public interest corporations	N/A		Accounts payable: ¥7,938,744, Accounts receivable: ¥25,854

Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	54,817,741 yen 54,127,406 yen 98.7%) (0 yen 0.0%) 51,183,660 yen 94.6%) (2,943,746 yen 5.4%)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	150,144,566 yen 136,096,618 yen 90.6%) (0 yen 0.0%) (134,265,742 yen 98.7%) (0 yen 0.0%)

(Note) The above amount pertains to the period from July 1, 2013, through June 30, 2014.

(Note)    The entity is not legally required to create a statement of revenues and expenses pursuant to the "Accounting Standards for Public-interest Corporations"; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)		(Relevant public interest corporations, etc.)

Items	Agricultural Development Consultants Association		Japan Overseas Forestry Consultants Association

Outline of operations

(1)   Technical research to create projects for overseas agricultural development

(2)   Research of information and gathering of material regarding overseas agricultural development

(3)   Guidance and advice for consulting firms and organizations

(4)   Organizing lectures and symposiums regarding overseas technical assistance

(5)    Intermediation regarding activities for overseas agricultural development

(6)   Other activities necessary to fulfill the aims of this association

(1)   Survey regarding overseas forest and forestry

(2)   Technical development regarding overseas forest and forestry

(3)   Afforestation in developing countries

(4)   Guidance and advice regarding overseas forest and forestry

(5)   Implementation of training regarding overseas forest and forestry

(6)   Gathering and provision of material and information on overseas forest and forestry

(7)   Other activities necessary to fulfill the purposes of the Association

Name of officers	Number of officers: 8 Chairman: Shigeyasu Aoyama Director: Hisashi Mochizuki (Former Vice- President of JICA)		Number of officers: 11 President: Fusho Ozawa

Association chart on transactions between relevant public interest corporations and JICA

Assets	106,093,969 yen		175,626,190 yen

Liabilities	9,117,467 yen		126,373,088 yen

Balance of net assets at the beginning of the business year	101,353,205 yen		54,760,958 yen

Changes in net assets for the current period

Changes in general net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	30,518,000 yen	—Subsidy received, etc.	15,646,000 yen
—Other revenues	—Other revenues	41,791,233 yen	—Other revenues	293,489,517 yen
o Expenses	o Expenses	76,685,936 yen	o Expenses	314,643,373 yen

Changes in specified net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	0 yen	—Subsidy received, etc.	0 yen
—Other revenues	—Other revenues	0 yen	—Other revenues	0 yen
o Expenses	o Expenses	0 yen	o Expenses	0 yen

Balance of net assets at the end of the business year	96,976,502 yen		49,253,102 yen

Total revenues for the current period	—		309,135,517 yen

Total expenditures for the current period	—		314,505,359 yen

Amount of difference between revenues and expenditures for the current period	—		(5,369,842) yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A		N/A

Details of receivables and payables to relevant public interest corporations	Accounts receivable: ¥233,854		Accounts payable: ¥29,103,392

Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	34,814,282 yen 34,814,282 yen 100.0%) (0 yen 0.0%) (34,814,282 yen 100.0%) ( yen 0.0%)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	261,556,241 yen 206,137,612 yen 78.8%) (0 yen 0.0%) (200,810,284 yen 97.4%) (5,327,328 yen 2.6%)

(Note) The entity is not legally required to create a statement of revenues and expenses pursuant to the "Accounting Standards for Public-interest Corporations"; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)		(Relevant public interest corporations, etc.)

Items	Supporting Organization of J.O.C.V.		Overseas Vocational Training Association

Outline of operations

(1)   Activities for the diffusion of cooperation volunteers' activities for awareness raising and for understanding promotion

(2)   Activities for promoting participation in cooperation volunteers

(3)   Activities for assisting cooperation volunteers' local activities

(4)   Activities for leveraging cooperation volunteers' experience for society

(5)   Social contribution projects based on collaboration with citizen volunteers

(6)   Other activities necessary to achieve the objectives of this corporation

(1)   Capacity building of necessary personnel for the planning and promotion of overseas vocational training

(2)   Undertaking of necessary international cooperation such as guidance and advice regarding establishment and operation of training institutions for the planning and promotion of overseas vocational training

(3)   Development and providing of necessary training material and methodology for the planning and promotion of overseas vocational training

(4)   Gathering and providing necessary information and material for the planning and promoting of overseas vocational training

(5)   Assisting the training for foreign trainees in Japan

(6)   Promotion of exchange between foreign trainees and Japanese local communities and families

(7)   Other activities necessary to fulfill the aims of this organization

Name of officers	Number of officers: 13 President: Fusao Adachi Standing Director General: Kazuhisa Matsuoka (Former Vice-President of JICA)		Number of officers: 8 President: Isao Aoki

Association chart on transactions between relevant public interest corporations and JICA

Assets	81,331,783 yen		460,246,684 yen

Liabilities	7,330,461 yen		135,525,618 yen

Balance of net assets at the beginning of the business year	73,158,174 yen		382,615,136 yen

Changes in net assets for the current period

Changes in general net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	3,000,000 yen	—Subsidy received, etc.	0 yen
—Other revenues	—Other revenues	151,926,727 yen	—Other revenues	222,964,164 yen
o Expenses	o Expenses	154,083,579 yen	o Expenses	280,858,234 yen

Changes in specified net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	0 yen	—Subsidy received, etc.	0 yen
—Other revenues	—Other revenues	0 yen	—Other revenues	0 yen
o Expenses	o Expenses	0 yen	o Expenses	0 yen

Balance of net assets at the end of the business year	74,001,322 yen		324,721,066 yen

Total revenues for the current period	—		—

Total expenditures for the current period	—		—

Amount of difference between revenues and expenditures for the current period	—		—

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A		N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: ¥23,004,496		N/A

Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	132,586,802 yen 101,175,799 yen 76.3%) (98,693,460 yen 97.5%) (0 yen 0.0%) (0 yen 0.0%)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	208,712,726 yen 149,662,382 yen 71.7%) (0 yen 0.0%) (145,933,401 yen 97.5%) (3,728,981 yen 2.5%)

(Note)    The entity is not legally required to create a statement of revenues and expenses pursuant to the "Accounting Standards for Public-interest Corporations"; hence, such a statement is not prepared.

(Note 1)    The above amount pertains to the period from April 1, 2013 through March 31, 2014.

(Note 2)    The entity is not legally required to create a statement of revenues and expenses pursuant to the "Accounting Standards for Public-interest Corporations"; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)		(Relevant public interest corporations, etc.)

Items	Foundation for Advanced Studies on International Development		The Overseas Coastal Area Development Institute of Japan

Outline of operations

(1)   Cultivation of human resources for international development

(2)   Research and surveys for international development and assistance policy

(3)   Cooperation for advanced studies regarding international development

(4)   Technical cooperation projects overseas

(5)   Cooperation for private-sector business activities contributing to international development

(6)   Dissemination of information, edification, and publicity regarding international development

(7)   Activities in Japan drawing on insights from aforementioned activities

(8)   Other activities necessary to fulfill the aims of this foundation

(1)   Research and studies for projects

1.     Research and studies on global coastal development and international logistics

2.     Undertaking cooperative projects related to coastal development and logistics overseas

(2)   International cooperation support activities

1.     Transfer of Japanese technology concerning coastal development and logistics

2.     Gathering and analyzing information on global coastal development and international logistics

(3)   International exchange and publicity

1.     Promotion of international relations with overseas researchers and experts on coastal development and logistics

2.     Organizing of study sessions and lectures and publications on global coastal development and international logistics

3.     Joint research on global coastal development and international logistics with domestic and overseas institutions

(4)   Other activities necessary for fulfilling the aims of this institution

Name of officers	Number of officers: 7 President: Tsuneo Sugishita		Number of officers: 10 Chairman: Koreshige Anami

Association chart on transactions between relevant public interest corporations and JICA

Assets	851,333,109 yen		1,444,460,275 yen

Liabilities	106,479,695 yen		141,991,340 yen

Balance of net assets at the beginning of the business year	778,677,020 yen		1,401,713,857 yen

Changes in net assets for the current period

Changes in general net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	6,919,988 yen	—Subsidy received, etc.	0 yen
—Other revenues	—Other revenues	192,012,156 yen	—Other revenues	695,872,343 yen
o Expenses	o Expenses	232,755,750 yen	o Expenses	795,117,265 yen

Changes in specified net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	0 yen	—Subsidy received, etc.	0 yen
—Other revenues	—Other revenues	0 yen	—Other revenues	0 yen
o Expenses	o Expenses	0 yen	o Expenses	0 yen

Balance of net assets at the end of the business year	744,853,414 yen		1,302,468,935 yen

Total revenues for the current period	—		—

Total expenditures for the current period	—		—

Amount of difference between revenues and expenditures for the current period	—		—

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A		N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: ¥41,397,401		Accounts payable: ¥38,309,560

Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	183,843,090 yen 146,949,334 yen 79.9%) (25,559,142 yen 17.4%) (117,012,935 yen 79.6%) (0 yen 0.0%)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	678,740,743 yen 276,593,008 yen 40.8%) (2,929,000 yen 1.1%) (273,664,008 yen 98.9%) (0 yen 0.0%)

(Note)    The entity is not legally required to create a statement of revenues and expenses pursuant to the "Accounting Standards for Public-interest Corporations"; hence, such a statement is not prepared.

(Note)    The entity is not legally required to create a statement of revenues and expenses pursuant to the "Accounting Standards for Public-interest Corporations"; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)		(Relevant public interest corporations, etc.)

Items	HANDS (Health and Development Service)		Okinawa Environment Club

Outline of operations

(1)   Training of international health care cooperation experts and leaders in the area of population and health care

(2)    Establishment and undertaking of high-quality international health care cooperation and technical cooperation projects that match the needs of developing nations

(3)   Research and development of cooperation methods regarding comprehensive health care advancement in developing nations

(4)    Creation and providing of information and material regarding international health care cooperation

(5)   Advocacy to promote understanding of international health care cooperation

(6)   Activities regarding reduction of poverty and starvation, which are related to international health care cooperation, promulgation of elementary education, promotion of gender equality, and securing of environmental sustainability

(7)   Other activities necessary for fulfilling the aims of this organization

(1)   Conservation of regional nature and environmen

(2)   Promotion of environmental education

(3)   Community development making use of natural and environmental features

(4)    Necessary research and studies; gathering and providing of information

(5)   Publication of newsletters, etc.

Name of officers	Number of officers: 8 Representative director: Yasuhide Nakamura		Number of officers: 7 President: Kuniki Shimoji

Association chart on transactions between relevant public interest corporations and JICA

Assets	171,337,980 yen		39,478,000 yen

Liabilities	158,909,429 yen		6,137,549 yen

Balance of net assets at the beginning of the business year	15,763,675 yen		35,532,650 yen

Changes in net assets for the current period

Changes in general net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	—	—Subsidy received, etc.	—
—Other revenues	—Other revenues	—	—Other revenues	—
o Expenses	o Expenses	—	o Expenses	—

Changes in specified net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	—	—Subsidy received, etc.	—
—Other revenues	—Other revenues	—	—Other revenues	—
o Expenses	o Expenses	—	o Expenses	—

Balance of net assets at the end of the business year	12,428,551 yen		33,340,451 yen

Total revenues for the current period	438,308,336 yen		49,178,676 yen

Total expenditures for the current period	435,346,142 yen		51,370,875 yen

Amount of difference between revenues and expenditures for the current period	2,962,194 yen		(2,192,199) yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A		N/A

Details of receivables and payables to relevant public interest corporations	N/A		N/A

Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	414,308,336 yen 385,802,834 yen 93.1%) (4,677,750 yen 1.2%) (381,125,084 yen 98.8%) (0 yen 0.0%)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	49,058,996 yen 47,768,616 yen 97.4%) (0 yen 0.0%) (47,768,616 yen 100.0%) (0 yen 0.0%)

(Note 1)      The above amount pertains to the period July 1, 2013, through June 30, 2014.

(Note 2)      Pursuant to the "Act amending part of the Act to Promote Specified Nonprofit Activities" (Act No. 70 of 2011) ("Act to Promote Specified Nonprofit Activities" hereinafter), the entity is not legally required to create a statement of changes in net assets; hence, such a statement is not prepared.

(Note) Pursuant to the Act to Promote Specified Nonprofit Activities, the entity is not legally required to create a statement of changes in net assets; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)		(Relevant public interest corporations, etc.)

Items	Mura no Mirai		Lequio Wings

Outline of operations

(1)   Activities regarding community development and support for community sustainability

(2)   Activities related to capacity building and receiving trainees

(3)   Activities related to research and studies

(4)   Activities related to promotion of international understanding and edification

(5)   Activities related to support of community promotion

(6)   Other activities necessary for fulfilling the aims of this organization

(1)   International cooperation activities

(2)   International exchange activities

(3)   Activities regarding to capacity building

(4)   Activities regarding culture, sports, education, and academic exchange

(5)   Activities regarding promotion of communities in Okinawa

(6)   Support for the socially vulnerable and activities to promote peace

(7)   Other activities necessary for fulfilling the aims of this organization

Name of officers	Number of officers: 12 Representative director: Nobuaki Wada		Number of officers: 7 Exective director: Chochu Awa

Association chart on transactions between relevant public interest corporations and JICA

Assets	10,750,505 yen		8,527,579 yen

Liabilities	9,244,205 yen		21,030 yen

Balance of net assets at the beginning of the business year	1,886,080 yen		1,485,084 yen

Changes in net assets for the current period

Changes in general net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	—	—Subsidy received, etc.	—
—Other revenues	—Other revenues	—	—Other revenues	—
o Expenses	o Expenses	—	o Expenses	—

Changes in specified net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	—	—Subsidy received, etc.	—
—Other revenues	—Other revenues	—	—Other revenues	—
o Expenses	o Expenses	—	o Expenses	—

Balance of net assets at the end of the business year	1,506,300 yen		8,506,549 yen

Total revenues for the current period	106,938,570 yen		21,944,011 yen

Total expenditures for the current period	107,318,350 yen		14,922,546 yen

Amount of difference between revenues and expenditures for the current period	(379,780) yen		7,021,465 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A		N/A

Details of receivables and payables to relevant public interest corporations	N/A		Accounts payable: ¥2,277,084

Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	72,321,254 yen 59,005,802 yen 81.6%) (0 yen 0.0%) (59,005,802 yen 100.0%) (0 yen 0.0%)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	21,814,085 yen 21,814,085 yen 100.0%) (0 yen 0.0%) (21,814,085 yen 100.0%) (0 yen 0.0%)

	(Note) Pursuant to the Act to Promote Specified Nonprofit Activities, the entity is not legally required to create a statement of changes in net assets; hence, such a statement is not prepared.		(Note) Pursuant to the Act to Promote Specified Nonprofit Activities, the entity is not legally required to create a statement of changes in net assets; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)		(Relevant public interest corporations, etc.)

Items	Japan Overseas Cooperative Association of Kyushu		International Farmers Participation Technical Net-work

Outline of operations

(1)   Activities to provide advice to overseas volunteer undertaking, such as government development assistance activities, support for research, studies and evaluation, and cooperation

(2)   Activities including international exchange by municipalities and various organizations, planning for international cooperation undertaking, and support and cooperation for research and studies

(3)   Organizing training and lectures, etc., to promote self-development of young people through international understanding and publicity

(4)   Activities to promote international cooperation through personnel exchange and cultural and technical assistance with regional communities of developing nations, etc.

(5)   Activities to help returnees of overseas cooperation volunteers find jobs, with a view to disseminating volunteer experiences throughout society

(1)   Activities regarding international cooperation

1.     As support for small-scale farmers, development of appropriate technologies regarding upland crop, rice cultivation, vegetable cultivation, improvement of agricultural instruments, and irrigation

2.     Gathering and providing information on agricultural technology for small-scale farmers

3.     Survey of situations of local agriculture, and research and development for appropriate technologies

4.     Capacity building of local residents and technological support

5.     Training in Japan as well as at operation site

6.     Support through dispatching experts

(2)   Activities related to revitalization of economic activities

1.     Cooperation for participatory rural development through appropriate agricultural technology

2.     Cooperation for farmers to participate in local agricultural cooperatives, etc.

3.     Cooperation for training of appropriate agricultural technology for local farmers

(3)   Activities related to promotion of learning

1.     Development, research, and study of appropriate technology for local small-scale farmers

2.     Exchange with Japanese farmers, students and experts engaging in international cooperation

3.     Support and cooperation to universities and research institutions

Name of officers	Number of officers: 16 President: Ikuzo Yamabe Board member: Masato Hanada Former director General of the Nihon-matsu Training Center of JICA	Number of officers: 7
President: Nobutaka Ito
Director: Toshiyuki Tsujimoto
(Former Deputy director of the Tsukuba International Center of JICA)
Director: Kazuo Nagai
(Former director General of the Tsukuba International Center of JICA)
Director: Yoshiaki Kono
(Former director General of the Tokyo International Center of JICA)
Director: Yoshihiko Nishimura
(Former Deputy director of the Tsukuba International Center of JICA)

Association chart on transactions between relevant public interest corporations and JICA

Assets	34,454,386 yen		46,058,583 yen

Liabilities	6,714,311 yen		19,079,782 yen

Balance of net assets at the beginning of the business year	25,184,430 yen		23,917,017 yen

Changes in net assets for the current period

Changes in general net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	—	—Subsidy received, etc.	—
—Other revenues	—Other revenues	—	—Other revenues	—
o Expenses	o Expenses	—	o Expenses	—

Changes in specified net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	—	—Subsidy received, etc.	—
—Other revenues	—Other revenues	—	—Other revenues	—
o Expenses	o Expenses	—	o Expenses	—

Balance of net assets at the end of the business year	27,740,075 yen		26,978,801 yen

Total revenues for the current period	64,521,062 yen		67,650,741 yen

Total expenditures for the current period	61,965,417 yen		64,588,957 yen

Amount of difference between revenues and expenditures for the current period	2,555,645 yen		3,061,784 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A		N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: ¥10,475,184		Accounts payable: ¥8,242,560, Accounts receivable: ¥201,326

Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	64,050,868 yen 43,873,213 yen 68.5%) (36,344,365 yen 82.8%) (7,528,848 yen 17.2%) (0 yen 0.0%)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	66,540,154 yen 65,395,996 yen 98.3%) (0 yen 0.0%) (65,395,996 yen 100.0%) (0 yen 0.0%)

(Note)    Pursuant to the Act to Promote Specified Nonprofit Activities, the entity is not legally required to create a statement of changes in net assets, and it is difficult to identify the requested figure from the entity's financial statements; hence, the box is left blank.

(Note) Pursuant to the Act to Promote Specified Nonprofit Activities, the entity is not legally required to create a statement of changes in net assets; hence, such a statement is not prepared.

INDEPENDENT AUDITOR'S REPORT

To Mr. Akihiko Tanaka, President
Japan International Cooperation Agency

        We have audited the accompanying financial statements related to the finance and investment account of Japan International Cooperation Agency, which comprise the balance sheet as of March 31, 2015, and the statement of income, statement of cash flows and statement of administrative service operation cost for the year then ended, and a summary of significant accounting policies and other explanatory information, and the accompanying supplementary schedules (except for the information described based on the financial statements and business reports relating to the associated companies; the same shall apply hereinafter).

President's Responsibility for the Financial Statements

        The president is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, and for such internal control as the president determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error, or illegal acts.

Auditor's Responsibility

        Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. The audit was planned with adequate attention being paid to the possibility that any fraud or error, or illegal acts, of the president, other executive officers or staff members may result in material misstatement in the financial statements.

        An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error, or illegal acts. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by the president, as well as evaluating the overall presentation of the financial statements.

        We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. The basis includes the fact that no such fraud or error, or illegal acts, of the president, other executive officers or staff members was found, to the extent that we conducted our audit. The audit we conducted is not intended to express an opinion on whether there was any fraud or error, or illegal acts, of the president, other executive officers or staff members, which would not result in material misstatement in the financial statements.

Opinion

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Japan International Cooperation Agency's finance and investment account as of March 31, 2015 and the results of its operations, cash flows and administrative service operation cost for the year then ended in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan.

/s/ DELOITTE TOUCHE TOHMATSU LLC
June 22, 2015

Balance Sheet

(as of March 31, 2015)

Finance and Investment Account

(Unit: Yen)

Assets
I	Current assets
		Cash and deposits		127,049,693,819
		Loans	11,223,480,672,780
		Allowance for loan losses	(145,266,937,934)	11,078,213,734,846

		Advance payments		6,226,877,243
		Prepaid expenses		110,041,101
		Accrued income
		Accrued interest on loans	36,472,458,905
		Accrued commitment charges	1,069,427,149
		Accrued interest	1,954,640	37,543,840,694

		Accounts receivable		501,958,961
		Consignment		1,369,361
		Suspense payments		3,953,933
		Advances paid		118,112
		Short-term guarantee deposits		26,946,000,000

		Total current assets			11,276,597,588,070
II	Non-current assets
	1	Tangible assets
		Buildings	3,198,330,904
		Accumulated depreciation	(808,400,708)
		Accumulated impairment loss	(675,214,797)	1,714,715,399

		Structures	50,459,764
		Accumulated depreciation	(18,920,081)
		Accumulated impairment loss	(11,670,468)	19,869,215

		Machinery and equipment	194,618,606
		Accumulated depreciation	(58,815,038)
		Accumulated impairment loss	(102,287,680)	33,515,888

		Vehicles	350,083,187
		Accumulated depreciation	(223,130,393)	126,952,794

		Tools, furniture, and fixtures	642,072,291
		Accumulated depreciation	(415,166,038)	226,906,253

		Land	12,703,270,000
		Accumulated impairment loss	(6,091,196,973)	6,612,073,027

		Construction in progress		7,840,044

		Total tangible assets		8,741,872,620
	2	Intangible assets
		Trademark right		605,633

		Total intangible assets		605,633
	3	Investments and other assets
		Investment securities		139,850,556
		Shares of affiliated companies		43,046,266,782
		Claims probable in bankruptcy, claims probable in rehabilitation, and other	68,324,707,686
		Allowance for loan losses	(60,988,674,161)	7,336,033,525

		Long-term prepaid expenses		28,634,369
		Long-term guarantee deposits		830,565,893

		Total investments and other assets		51,381,351,125

		Total non-current assets			60,123,829,378

		Total assets				11,336,721,417,448

 Balance Sheet (Continued)

(as of March 31, 2015)

(Unit: Yen)

Liabilities
I	Current liabilities
	Current portion of bonds		10,000,000,000
	Current portion of borrowings from government fund for Fiscal Investment and Loan Program		244,354,953,000
	Accounts payable		6,645,706,569
	Accrued expenses		7,471,885,088
	Derivatives		35,132,994,389
	Lease obligations		92,710,228
	Deposits received		31,798,513
	Unearned revenue		38,605,287
	Provision
	Provision for bonuses	234,605,336
	Provision for contingent losses	11,697,233,092	11,931,838,428

	Suspense receipt		560,034,041

	Total current liabilities			316,260,525,543
II	Non-current liabilities
	Bonds		417,305,000,000
	Discounts on bonds payable		(216,421,883)
	Borrowings from government fund for Fiscal Investment and Loan Program		1,459,230,577,000
	Long-term lease obligations		55,292,859
	Long-term deposits received		533,265,000
	Provision for retirement benefits		7,330,891,418
	Asset retirement obligations		70,374,150

	Total non-current liabilities			1,884,308,978,544

	Total liabilities				2,200,569,504,087
Net assets
I	Capital
	Government investment		7,813,897,840,510

	Total capital			7,813,897,840,510
II	Retained earnings
	Reserve fund		1,255,357,507,833
	Unappropriated income for the current business year		114,438,092,876

	[Total income for the current business year]		(114,438,092,876)
	Total retained earnings			1,369,795,600,709
III	Valuation and translation adjustments
	Valuation difference on available-for-sale securities		(971,347)
	Deferred gains or losses on hedges		(47,540,556,511)

	Total valuation and translation adjustments			(47,541,527,858)

	Total net assets				9,136,151,913,361

	Total liabilities and net assets				11,336,721,417,448

Statement of Income

(April 1, 2014-March 31, 2015)

Finance and Investment Account

(Unit: Yen)

Ordinary expenses
Expenses related to operations of cooperation through finance and investment
Interest on bonds and notes	5,430,887,222
Interest on borrowings	24,068,325,806
Interest on interest rate swaps	9,290,988,795
Operations consignment expenses	18,977,879,774
Bond issuance cost	444,645,451
Foreign exchange losses	1,190,507
Personnel expenses	3,233,220,013
Provision for bonuses	234,605,336
Operating and administrative expenses	13,067,775,332
Depreciation	252,918,716
Taxes	82,834,949
Interest expenses	122,421
Provision for allowance for loan losses	17,076,091,297
Provision for allowance for contingent losses	2,526,330,904
Other ordinary expenses	25,123	94,687,841,646

Total ordinary expenses			94,687,841,646
Ordinary revenues
Revenues from operations of cooperation through finance and investment
Interest on loans	169,039,022,558
Interest on bonds	8,783,099
Dividends on investments	36,186,666,890
Commissions	3,451,121,979
Gain on valuation of shares of affiliated companies	2,736,894	208,688,331,420

Financial revenues
Interest income	30,324,289	30,324,289

Miscellaneous income		405,864,089
Recoveries of written-off claims		19,878,116

Total ordinary revenues			209,144,397,914

Ordinary income			114,456,556,268
Extraordinary losses
Loss on disposal of non-current assets		19,202,905
Loss on sales of non-current assets		126,645	19,329,550

Extraordinary income
Gain on sales of non-current assets		866,158	866,158

Net income			114,438,092,876

Total income for the current business year			114,438,092,876

Statement of Cash Flows

(April 1, 2014-March 31, 2015)

Finance and Investment Account

		(Unit: Yen)
I.	Cash flows from operating activities
	Payments for loans	(820,438,667,416)
	Repayments of borrowings from the private sector	(60,700,000,000)
	Repayments of borrowings from government fund for Fiscal Investment and Loan Program	(275,875,802,000)
	Interest expenses paid	(50,380,445,654)
	Payments for personnel expenses	(3,998,416,109)
	Payments for other operations	(86,946,989,397)
	Proceeds from collection of loans	672,813,919,210
	Proceeds from borrowings from the private sector	60,700,000,000
	Proceeds from borrowings from government fund for Fiscal Investment and Loan Program	197,500,000,000
	Proceeds from issuance of bonds	106,620,787,949
	Proceeds from interest on loans	164,814,947,604
	Proceeds from commissions	3,504,605,318
	Proceeds from other operations	44,445,610,651
	Subtotal	(47,940,449,844)
	Interest and dividend income received	36,225,956,578

	Net cash used in operating activities	(11,714,493,266)
II.	Cash flows from investing activities
	Payments for purchase of non-current assets	(90,217,679)
	Proceeds from sales of non-current assets	11,788,638
	Payments for purchase of investment securities	(188,445,035)
	Payments for purchase of shares of affiliated companies	(327,159,000)
	Proceeds from sales and collection of shares of affiliated companies	24,576,313,000
	Payments for purchase of negotiable deposits	(246,500,000,000)
	Proceeds from refund of negotiable deposits	246,500,000,000

	Net cash provided by investing activities	23,982,279,924
III.	Cash flows from financing activities
	Repayments of lease obligations	(94,210,551)
	Receipt of government investment	48,500,000,000

	Net cash provided by financing activities	48,405,789,449

IV.	Net increase in funds	60,673,576,107
V.	Funds at the beginning of the business year	66,376,117,712

VI.	Funds at the end of the business year	127,049,693,819

Statement of Administrative Service Operation Cost

(April 1, 2014-March 31, 2015)

Finance and Investment Account

(Unit: Yen)

I Operating expenses
(1) Expenses in the statement of income
Expenses related to operations of cooperation through finance and investment	94,687,841,646
Loss on disposal of non-current assets	19,202,905
Loss on sales of non-current assets	126,645	94,707,171,196

(2) (Deduction) Self-revenues, etc.
Revenues from operations of cooperation through finance and investment	(208,688,331,420)
Financial revenues	(30,324,289)
Miscellaneous income	(405,864,089)
Recoveries of written-off claims	(19,878,116)
Gain on sales of non-current assets	(866,158)	(209,145,264,072)

Total operating expenses			(114,438,092,876)
II. Estimated increase in retirement benefits not included in provision			4,954,995
III. Opportunity cost
Opportunity cost of government investment			31,158,591,362

IV. Administrative service operation cost			(83,274,546,519)

Basis of Presenting Financial Statements

        The accompanying financial statements have been prepared in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, which are different in many respects as to application and disclosure requirements of accounting principles for business enterprises generally accepted in Japan.

Significant Accounting Policies

Finance and Investment Account

1. Depreciation method

(1)
Tangible assets

  Straight-line method

  The useful lives of major assets are as follows:

Buildings:	2 - 50 years
Structures:	2 - 46 years
Machinery and equipment:	2 - 17 years
Vehicles:	2 - 6 years
Tools, furniture, and fixtures:	2 - 15 years
(2)
Intangible assets

        Straight-line method

2. Standard for appropriation of provision and estimation for bonuses

        The provision for bonuses is calculated and provided for based on estimated amounts of future payments attributable to the services that have been rendered by officers and employees applicable to the current business year.

3. Standard for appropriation of provision and estimation for retirement benefits

        The provision for retirement benefits is calculated and provided for based on estimated amounts of future payments attributable to the retirement of employees, and is accrued in line with the projected benefit obligations and estimated plan assets applicable to the business year ended March 31, 2015. The profit and loss appropriation method for actuarial differences and past service liabilities are presented as follows:

        Actuarial differences are recognized as a lump-sum gain or loss in the business year in which they occur.

        Past service liabilities are recognized as a lump-sum gain or loss in the business year in which they occur.

        The estimated increase in retirement benefits not included in provision in the statement of administrative service operation cost is reported as the current-year increase of provision for retirement benefits, calculated according to the Accounting Standard for Incorporated Administrative Agency No. 38.

4. Basis and standard for appropriation of allowance, etc.

(1)
Allowance for loan losses

        The allowance for claims on debtors who are legally bankrupt ("Bankrupt borrowers") or substantially bankrupt ("Substantially bankrupt borrowers") is provided based on the outstanding balance of loan claims after the deductions of the amount expected to be collected through the disposal of collateral and execution of guarantees, or the same amount is written off directly. The allowance for claims on debtors who are not legally bankrupt, but are likely to become bankrupt ("Potentially bankrupt borrowers") is provided based on an overall assessment of the solvency of the debtors after the deductions of the amount expected to be collected through the disposal of collateral and the execution of guarantees, or the same amount is written off directly. There were no write-offs from the above-mentioned outstanding balance of loan claims.

        The allowance for claims on debtors other than Bankrupt borrowers, Substantially bankrupt borrowers, and Potentially bankrupt borrowers is provided primarily based on the default rate, which is calculated based on the actual defaults during a certain period in the past. The allowance for possible losses on specific overseas loans is provided based on the expected loss amount taking into consideration the political and economic situation of these countries.

        All claims are assessed initially by the operational departments (including regional departments) based on internal rules for self-assessment of asset quality. The Internal Audit Department, which is independent from the operational departments, reviews these self-assessments, and an allowance is provided based on the results of the assessments.

(2)
Provision for contingent losses

        Provision for contingent losses is provided to prepare for the occurrence of contingent losses for a portion of the undisbursed balance of loan commitments, which JICA is absolutely obligated to extend. The amount of the provision is estimated based on possible losses in the future.

5. Standard and method for the valuation of securities

(1)
Shares of affiliated companies

        Shares of affiliated companies are stated at cost, determined using the moving-average method.

  However, when the equity-equivalent price has fallen below the cost at acquisition, the equity-equivalent price is used.

(2)
Other investment securities (whose fair value is extremely difficult to determine)

        Other investment securities are stated at cost, determined using the moving-average method.

6. Standard and method for the valuation of derivative transactions

        All derivative financial instruments are carried at fair value.

7. Method for amortization of discount on bonds payable

        Discount on bonds payable is amortized over the duration of the bonds.

8. Translation standard for foreign currency-denominated assets and liabilities into yen

        Foreign currency money claims and liabilities are translated into Japanese yen mainly at the spot exchange rate at the balance sheet date. Exchange differences are recognized as profit or loss.

9. Method for computing opportunity cost in the statement of administrative service operation cost

        Interest rate used to compute opportunity cost concerning government investment:

        0.400% with reference to the yield of 10-year fixed-rate Japanese government bonds at the end of March 2015.

10. Accounting treatment for lease transactions

        Finance lease transactions with total lease fees of ¥3 million or more are accounted for in a similar manner as ordinary sales and purchase transactions.

        Finance lease transactions with total lease fees of less than ¥3 million are accounted for in a similar manner as ordinary rental transactions.

11. Method of hedge accounting

(1)
Method of hedge accounting

  Interest rate swaps are accounted for using the deferral hedge accounting method. As for interest rate and currency swaps, the interest rate part is accounted for using the accrual method and the currency part is accounted for by the assignment method.

(2)
Hedging instruments and hedged items

[1]
Hedging instruments...Interest rate swaps

    Hedged items...Loans and bonds

  [2]
  Hedging instruments...Interest rate and currency swaps

    Hedged items...Foreign currency bonds

(3)
Hedging policy

  JICA engages in interest rate swaps or interest rate and currency swaps for the purpose of hedging interest rate or currency fluctuation risks.

(4)
Method of evaluation of hedge effectiveness

  Hedges that offset market fluctuations of loans are assessed based on discrepancies with regard to maturity and notional principal and others between hedged loans and hedging instruments.

  Hedges that offset market fluctuations of bonds are assessed by measuring and comparing the change in fair value of both hedging instruments and corresponding hedged items from the date of inception of the hedges to the assessment date. As for interest rate and currency swaps that satisfy the requirements of the accrual method and the assignment method, JICA is not required to periodically evaluate hedge effectiveness.

12. Accounting treatment for consumption taxes

        Consumption taxes are included in transaction amounts.

Notes to the financial statements

Finance and Investment Account

(Balance Sheet)

1.
Joint obligations

        JICA is jointly liable for obligations arising from the following bonds issued by the former Japan Bank for International Cooperation which was succeeded by the Japan Bank for International Cooperation:

Fiscal Investment and Loan Program (FILP) Agency Bonds	350,000,000,000	Yen
Government-Guaranteed Foreign Bonds	650,000,000	U.S. Dollars
2.
Financial assets received as collateral

        The market value of the financial assets received as collateral at our disposal was ¥3,794,858,800.

3.
Undisbursed balance of loan commitments

        Most of JICA's loans are long term. Ordinarily, when receiving a request for disbursement of a loan from a borrower, corresponding to the intended use of funds as stipulated by the loan agreement, and upon confirming the fulfillment of conditions prescribed under the loan agreement, JICA promises to loan a certain amount of funds within a certain range of the amount required by the borrower, with an outstanding balance within the limit of loan commitments. The undisbursed balance of loan commitments as of March 31, 2015 was ¥4,692,025,149,989.

(Statement of Income)

1.
Gain (loss) on valuation of shares of affiliated companies

        Gain (loss) on valuation of shares of affiliated companies includes gain (loss) on valuation, sale, or liquidation of shares of affiliated companies.

2.
Recoveries of written-off claims

        Recoveries of written-off claims include the amount recovered in excess of book value of the loans transferred to JICA on October 1, 2008, that are associated with the Overseas Economic Cooperation Account of the former Japan Bank for International Cooperation.

(Statement of Cash Flows)

        The funds shown in the statement of cash flows are deposit accounts and checking accounts.

1.
Breakdown of balance sheet items and ending balance of funds

(as of March 31, 2015)
Cash and deposits	¥127,049,693,819

Ending balance of funds	¥127,049,693,819
2.
Description of significant non-cash transactions

        Assets granted under finance lease

Tools, furniture, and fixtures	¥38,676,568

(Statement of Administrative Service Operation Cost)

        Number of public officers temporarily transferred to JICA and accounted for as opportunity cost

        Of the estimated increase in retirement benefits not included in the provision, ¥4,954,995 was recognized as the current-business-year increase of provision for retirement benefits for 31 public officers temporarily transferred to JICA according to JICA's internal rules.

(Financial instruments)

1.
Status of financial instruments

(1)
Policy regarding financial instruments

          The Finance and Investment Account undertakes financial cooperation operations by providing debt and equity financing. In undertaking these operations, it raises funds by borrowing from the Japanese Government under the FILP, borrowing from financial institutions, issuing bonds, and receiving capital investment from the Japanese Government. From the perspective of asset-liability management (ALM), derivative transactions are conducted for mitigating the adverse impact caused by interest rate and foreign exchange fluctuations.

  (2)
  Details of financial instruments and related risks

          The financial assets held in the Finance and Investment Account are loans mainly to developing regions, and are exposed to credit risk attributed to defaults by its borrowers and interest rate risk. Securities, investment securities, and shares of affiliated companies are held for policy-oriented purposes, and are exposed to credit risk of issuers, interest rate risk, and market price volatility risk.

          Borrowings and bonds are exposed to liquidity risk as their payments or repayments cannot be duly serviced in such a situation where the account is unable to have access to markets for certain reasons. In addition to the above, foreign currency bonds are exposed to foreign exchange fluctuation risk.

  (3)
  Risk management system for financial instruments

  [1]
  Credit risk management

      The Finance and Investment Account has established and operates a system for credit management. This system encompasses credit appraisal, credit limit setting, credit information monitoring, internal rating, guarantee and collateral setting, problem loan management, etc., in accordance with integrated risk management rules and various credit risk-monitoring rules. This credit management is carried out by the respective departments responsible for each region in addition to the Credit Risk Analysis and Environmental Review Department and General Affairs Department. Additionally, the Risk Management Committee of the Finance and Investment Account and Board of Directors convene on a regular basis for the purpose of deliberating or reporting. Moreover, the Office of Audit monitors the status of credit management.

      The credit risks of issuers of investment securities and shares of affiliated companies are monitored by the Private Sector Partnership and Finance Department, which regularly confirms their credit information, etc.

      Counterparty risk in derivative transactions is monitored by regularly confirming the exposure and credit standing of counterparties and by securing collateral as necessary.

    [2]
    Market risk management

    (i)
    Interest rate risk management

        Interest rates are determined in accordance with the methods prescribed by laws or statements of operational procedures. Interest rate swap transactions are conducted to hedge against the risk of interest rate fluctuations in light of their possible adverse impact.

      (ii)
      Foreign exchange risk management

        Foreign currency bonds are exposed to foreign exchange fluctuation risk; as such, interest rate and currency swaps are employed to avert or reduce foreign exchange risk.

      (iii)
      Price volatility risk management

        Stocks that are held for policy-oriented purposes are monitored for changes in value affected by the market environment or financial condition of the companies, exchange rates, and other factors.

        This information is reported on a regular basis to the Risk Management Committee of the Finance and Investment Account and Board of Directors.

    [3]
    Liquidity risk management related to fund raising

      The Finance and Investment Account prepares a funding plan and executes fund raising based on the government-affiliated agencies' budgets, as resolved by the National Diet.

    [4]
    Derivative transaction management

      Pursuant to rules concerning swaps, derivative transactions are implemented and managed by separating the sections related to execution of transactions, assessment of hedge effectiveness, and logistics management based on a mechanism with an established internal system of checks and balances.

2.
Fair value of financial instruments

        Balance sheet amount, fair value, and difference at the balance sheet date are as follows:

(Unit: Yen)

		Balance sheet amount	Fair value	Difference

(1)	Loans	11,223,480,672,780

Allowance for loan losses		(145,266,937,934)

		11,078,213,734,846	11,246,854,590,044	168,640,855,198

(2)	Claims probable in bankruptcy, claims probable in rehabilitation, and other	68,324,707,686

Allowance for loan losses		(60,988,674,161)

		7,336,033,525	7,336,033,525	0

(3)	Borrowings from government fund for FILP (including borrowings due within one year)	(1,703,585,530,000)	(1,786,676,890,929)	(83,091,360,929)

(4)	Derivative transactions	(35,132,994,389)	(35,132,994,389)	0

*
Liabilities are shown in parentheses (      ).

(Note
1)  Method for calculating fair values of financial instruments

[1]
Loans

    Fair values of loans with floating interest rates are calculated at their book values, as policy interest rates (bank rates) are immediately reflected in their floating interest rates, and therefore, fair value approximates book value. On the other hand, fair values of loans with fixed interest rates are calculated by discounting the total amount of the principal and interest using a rate that combines a risk-free rate with the respective borrowers' credit risk.

  [2]
  Claims probable in bankruptcy, claims probable in rehabilitation, and other

    Regarding claims probable in bankruptcy, claims probable in rehabilitation, and other, the estimated uncollectible amount is calculated based on the expected recoverable amount through collateral and guarantees. Therefore, fair value approximates the balance sheet amount, less the current estimated uncollectible amount, and hence is calculated accordingly.

  [3]
  Borrowings from government fund for FILP (including borrowings due within one year)

    Fair value of borrowings from government fund for FILP (including borrowings due within one year) is calculated by discounting the total amount of principal and interest using interest rates expected to be applied to new borrowings for the same total amount.

  [4]
  Derivative transactions

    Derivative transactions are interest rate-related transactions (interest rate swaps), and fair values are based on discounted present values.

(Note
2) The following are financial instruments whose fair values are deemed to be extremely difficult to determine. They are not included in the fair value information of financial instruments.

(Unit: Yen)

Balance sheet amount

Investment securities*(1)	139,850,556

Shares of affiliated companies*(1)	43,046,266,782

Undisbursed balance of loan commitments*(2)	0

*(1)
These financial instruments have no market prices, and the calculation of their fair values is deemed to be extremely difficult.

*(2)
The fair values of the undisbursed balances of loan commitments are deemed to be extremely difficult to determine. The main reason is the difficulty of reasonably estimating future extensions of loans, because of the extremely diverse range of implementation formats for projects in the developing countries where these loans are provided.

(Retirement benefits)

1.
Breakdown of retirement benefit obligations

(Unit: Yen)

		End of business year 2014

(1)	Retirement benefit obligations	(11,074,620,367)
(2)	Plan assets	3,743,728,949
(3)	Non-accumulated retirement benefit obligations (1) + (2)	(7,330,891,418)
(4)	Unrecognized actuarial differences	0
(5)	Unrecognized past service liabilities (decrease in liabilities)	0
(6)	Net reported amount in the balance sheet (3) + (4) + (5)	(7,330,891,418)
(7)	Prepaid pension expenses	0
(8)	Provision for retirement benefits (6) – (7)	(7,330,891,418)

(Note
1)      On March 1, 2014, JICA obtained approval from the Minister of Health, Labour and Welfare for exemption from the obligations of future payments related to return of a substitutional portion of Employees' Pension Fund.

The amount corresponding to the refund (minimum actuarial liability) measured at the end of the current business year was ¥1,739,210,451. Assuming this amount had been transferred at the end of the current business year, an estimated gain and an estimated deduction amount in the statement of administrative service operation cost would be ¥3,029,493,522, in accordance with Paragraph 44-2 of "Practical Guidelines concerning Accounting Standard for Retirement Benefits (Interim Report)" (Japan Institute of Certified Public Accountants, Accounting System Committee Report No. 13 issued on September 14, 1999)

(Note
2)      Plan assets include ¥1,622,924,390 paid in advance to the National Treasury in relation to the return of the substitutional portion of the Employees' Pension Funds.
2.
Breakdown of retirement benefit expenses

(Unit: Yen)

Business year 2014

(1) Service cost	319,507,659
(2) Interest cost	139,853,189
(3) Expected return on plan assets	0
(4) Amortization of past service liabilities	(1,028,597,828)
(5) Amortization of actuarial differences	301,564,239
(6) Others (premiums collected for Employees' Pension Fund)	(21,022,682)

3.
Assumptions for retirement benefit obligations, etc.

Business year 2014

(1) Discount rate: Employees' Pension Fund	1.40%
Retirement benefits	0.74%
(2) Expected rate of return on plan assets	0.0%
(3) Method of attributing expected benefit to periods	Straight-line basis
(4) Recognition period of actuarial differences	1 year
(5) Amortization period of past service liabilities	1 year

(Lease transactions)

        Future minimum lease payments related to operating lease transactions are as follows

Future minimum lease payments due within one year of the balance sheet date	¥161,903
Future minimum lease payments corresponding to periods more than one year from the balance sheet date	¥0

(Asset retirement obligations)

        JICA has a building lease agreement for its head office building, and has an obligation to restore the building to its original state at the termination of the lease period. Therefore, the asset retirement obligations have been recorded. The estimate for the asset retirement obligations assumes a five-year lease period for the projected period of use and a discount rate of 0.529%.

        At the end of the previous business year, the amount recorded for asset retirement obligations was ¥70,251,729. The balance of the asset retirement obligations at the end of the current business year was ¥70,251,729; consisting of the sum of the above ¥122,421 and a ¥70,374,150 adjustment amount for the asset retirement obligations are due to passage of time.

(Profit and loss under the equity method)

        JICA does not maintain any specific affiliated companies and, as such, does not prepare consolidated financial statements. However, profit and loss under the equity method related to affiliated companies are as follows:

Investment amount in affiliated companies	¥43,046,266,782
Investment amount when applying the equity method	¥57,344,816,592
Capital gain amount from investments when applying the equity method	¥35,891,477,087

(Significant act to assume debts)

        Not applicable.

(Significant subsequent events)

        On April 1, 2015, JICA obtained approval from the Minister of Health, Labour and Welfare for exemption from the obligations of future payments related to return of a substitutional portion of the Employees' Pension Fund. Accordingly, based on Paragraph 44-2 of the "Practical Guidelines concerning Accounting Standard for Retirement Benefits (Interim Report)" (Japan Institute of Certified Public Accountants, Accounting System Committee Report No. 13), the expiry of retirement benefit obligations corresponding to the substitutional portion and related gain (loss) were recognized as of the date of the approval. As for the related gain (loss), ¥3,029,493,522 in gain from the return of a substitutional portion is to be reported in the financial statements for business year 2015.

  Appropriation of profit was approved as follows on May 29, 2015:

	(Unit: Yen)
I.	Unappropriated income for the current business year		114,438,092,876
	Total income for the current business year	114,438,092,876
II.	Profit appropriation amount		114,438,092,876
	Reserve fund	114,438,092,876

Detailed Statement

Finance and Investment Account

(1) Details of acquisition and disposal of non-current assets, depreciation, and accumulated impairment loss

(Unit: Yen)

						Accumulated depreciation		Accumulated impairment loss

Type		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period		Depreciation during the period		Impairment loss during the period (recognized in the statement of income)	Impairment loss during the period (not recognized in the statement of income)	Net assets at the end of the period	Remarks

	Buildings	3,192,515,710	29,428,968	23,613,774	3,198,330,904	808,400,708	102,740,334	675,214,797	0	0	1,714,715,399

	Structures	50,459,764	0	0	50,459,764	18,920,081	2,410,072	11,670,468	0	0	19,869,215

Tangible assets (Depreciation included in expenses)	Machinery and equipment	195,283,381	0	664,775	194,618,606	58,815,038	3,766,887	102,287,680	0	0	33,515,888

	Vehicles	341,829,503	23,634,133	15,380,449	350,083,187	223,130,393	31,702,851	0	0	0	126,952,794

	Tools, furniture, and fixtures	593,643,692	52,859,786	4,431,187	642,072,291	415,166,038	112,239,603	0	0	0	226,906,253

	Total	4,373,732,050	105,922,887	44,090,185	4,435,564,752	1,524,432,258	252,859,747	789,172,945	0	0	2,121,959,549

	Land	12,703,270,000	0	0	12,703,270,000	0	0	6,091,196,973	0	0	6,612,073,027

Non-depreciable assets	Construction in progress	0	7,875,452	35,408	7,840,044	0	0	0	0	0	7,840,044

	Total	12,703,270,000	7,875,452	35,408	12,711,110,044	0	0	6,091,196,973	0	0	6,619,913,071

	Buildings	3,192,515,710	29,428,968	23,613,774	3,198,330,904	808,400,708	102,740,334	675,214,797	0	0	1,714,715,399

	Structures	50,459,764	0	0	50,459,764	18,920,081	2,410,072	11,670,468	0	0	19,869,215

	Machinery and equipment	195,283,381	0	664,775	194,618,606	58,815,038	3,766,887	102,287,680	0	0	33,515,888

Total tangible assets	Vehicles	341,829,503	23,634,133	15,380,449	350,083,187	223,130,393	31,702,851	0	0	0	126,952,794

	Tools, furniture, and fixtures	593,643,692	52,859,786	4,431,187	642,072,291	415,166,038	112,239,603	0	0	0	226,906,253

	Land	12,703,270,000	0	0	12,703,270,000	0	0	6,091,196,973	0	0	6,612,073,027

	Construction in progress	0	7,875,452	35,408	7,840,044	0	0	0	0	0	7,840,044

	Total	17,077,002,050	113,798,339	44,125,593	17,146,674,796	1,524,432,258	252,859,747	6,880,369,918	0	0	8,741,872,620

Intangible assets (Depreciation included in expenses)	Trademark right	166,786	564,530	0	731,316	125,683	58,969	0	0	0	605,633

	Total	166,786	564,530	0	731,316	125,683	58,969	0	0	0	605,633

Total intangible assets	Trademark right	166,786	564,530	0	731,316	125,683	58,969	0	0	0	605,633

	Total	166,786	564,530	0	731,316	125,683	58,969	0	0	0	605,633

	Investment securities	1	193,440,060	53,589,505	139,850,556	0	0	0	0	0	139,850,556

	Shares of affiliated companies	67,298,469,988	324,109,794	24,576,313,000	43,046,266,782	0	0	0	0	0	43,046,266,782

	Claims probable in bankruptcy, claims probable in rehabilitation, and other	68,575,237,686	0	250,530,000	68,324,707,686	0	0	0	0	0	68,324,707,686

Investments and other assets	Allowance for loan losses (non-current)	(46,566,256,747)	(14,422,417,414)	0	(60,988,674,161)	0	0	0	0	0	(60,988,674,161)

	Long-term prepaid expenses	7,960,548	28,634,379	7,960,558	28,634,369	0	0	0	0	0	28,634,369

	Long-term guarantee deposits	830,689,963	42,800,112	42,924,182	830,565,893	0	0	0	0	0	830,565,893

	Total	90,146,101,439	(13,833,433,069)	24,931,317,245	51,381,351,125	0	0	0	0	0	51,381,351,125

(2) Details of securities

Securities recorded under investments and other assets

(Unit: Yen)

	Name	Acquisition cost	Value obtained by multiplying the net asset value by the percentage of shareholding	Balance sheet amount	Valuation difference recognized in the statement of income of the period	Remarks

	Sumatra Pulp Corporation	883,835,338	804,114,099	804,114,099	(79,721,239)

	Japan Saudi Arabia Methanol Co., Inc.	7,149,297,104	5,503,908,430	5,503,908,430	31,847,023

Shares of affiliated companies	SPDC Ltd.	7,269,880,619	21,049,870,698	7,269,880,619	0

	KAFCO Japan Investment Co., Ltd.	2,436,204,983	2,499,985,982	2,436,204,983	0

	Nippon Asahan Aluminum Co., Ltd.	448,349,250	466,236,166	448,349,250	0

	Nippon Amazon Aluminum Co., Ltd	26,002,629,979	26,355,841,810	26,002,629,979	0

	The First MicroFinanceBank Ltd.	218,880,000	259,806,522	259,806,522	50,611,110

	Myanmar Japan Thilawa Development Ltd.	321,372,900	321,372,900	321,372,900	0

	Total	44,730,450,173	57,261,136,607	43,046,266,782	2,736,894

	Type and name	Acquisition cost	Fair value	Balance sheet amount	Valuation difference recognized in the statement of income of the period	Valuation difference on other securities	Remarks

Other securities	Prototype Carbon Fund	1	—	1	0	0

	MGM Sustainable Energy Fund L.P.	140,821,902	139,850,555	139,850,555	0	(971,347)

	Total	140,821,903	139,850,555	139,850,556	0	(971,347)

Total balance sheet amount				43,186,117,338		(971,347)

(3) Details of loans

(Unit: Yen)

	Balance at the beginning of	Increase during the	Decrease during the period		Balance at the end of

Classification	the period	period	Collection, etc.	Write-off	the period	Remarks

Loans	11,068,668,714,779	827,375,347,211	672,563,389,210	0	11,223,480,672,780

Claims probable in bankruptcy, claims probable in rehabilitation, and other	68,575,237,686	0	250,530,000	0	68,324,707,686

Total	11,137,243,952,465	827,375,347,211	672,813,919,210	0	11,291,805,380,466

(4) Details of borrowings

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Average interest rate (%)	Maturity date	Remarks

Borrowings from government fund for Fiscal Investment and Loan Program	1,781,961,332,000	197,500,000,000	275,875,802,000	1,703,585,530,000 (244,354,953,000)	1.337	June 2015- February 2039

*
Figures in parentheses indicate the amount of borrowings repayable within one year.

(5) Details of bonds

(Unit: Yen)

Security name	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Coupon (%)	Maturity date	Remarks

FILP Agency Bonds

FILP Agency Bonds (1st)	30,000,000,000	0	0	30,000,000,000 (0)	2.470	September 2028

FILP Agency Bonds (2nd)	30,000,000,000	0	0	30,000,000,000 (0)	2.341	June 2029

FILP Agency Bonds (3rd)	20,000,000,000	0	0	20,000,000,000 (0)	2.134	December 2029

FILP Agency Bonds (4th)	20,000,000,000	0	0	20,000,000,000 (0)	2.079	June 2030

FILP Agency Bonds (5th)	20,000,000,000	0	0	20,000,000,000 (0)	1.918	September 2030

FILP Agency Bonds (6th)	20,000,000,000	0	0	20,000,000,000 (0)	2.098	December 2030

FILP Agency Bonds (7th)	20,000,000,000	0	0	20,000,000,000 (0)	1.991	June 2031

FILP Agency Bonds (8th)	15,000,000,000	0	0	15,000,000,000 (0)	1.554	September 2026

FILP Agency Bonds (9th)	5,000,000,000	0	0	5,000,000,000 (0)	2.129	September 2041

FILP Agency Bonds (10th)	10,000,000,000	0	0	10,000,000,000 (10,000,000,000)	0.380	December 2015

FILP Agency Bonds (11th)	10,000,000,000	0	0	10,000,000,000 (0)	1.140	December 2021

FILP Agency Bonds (12th)	10,000,000,000	0	0	10,000,000,000 (0)	0.901	June 2022

FILP Agency Bonds (13th)	10,000,000,000	0	0	10,000,000,000 (0)	1.752	June 2032

FILP Agency Bonds (14th)	10,000,000,000	0	0	10,000,000,000 (0)	0.825	September 2022

FILP Agency Bonds (15th)	10,000,000,000	0	0	10,000,000,000 (0)	1.724	September 2032

FILP Agency Bonds (16th)	10,000,000,000	0	0	10,000,000,000 (0)	0.300	December 2018

FILP Agency Bonds (17th)	10,000,000,000	0	0	10,000,000,000 (0)	0.720	December 2022

FILP Agency Bonds (18th)	10,000,000,000	0	0	10,000,000,000 (0)	0.868	June 2023

FILP Agency Bonds (19th)	10,000,000,000	0	0	10,000,000,000 (0)	1.725	June 2033

FILP Agency Bonds (20th)	10,000,000,000	0	0	10,000,000,000 (0)	0.787	September 2023

FILP Agency Bonds (21st)	10,000,000,000	0	0	10,000,000,000 (0)	1.734	September 2033

FILP Agency Bonds (22nd)	10,000,000,000	0	0	10,000,000,000 (0)	0.260	December 2018

FILP Agency Bonds (23rd)	10,000,000,000	0	0	10,000,000,000 (0)	0.684	February 2024

FILP Agency Bonds (24th)	0	10,000,000,000	0	10,000,000,000 (0)	0.655	June 2024

FILP Agency Bonds (25th)	0	10,000,000,000	0	10,000,000,000 (0)	1.520	June 2034

FILP Agency Bonds (26th)	0	10,000,000,000	0	10,000,000,000 (0)	0.588	September 2024

FILP Agency Bonds (27th)	0	10,000,000,000	0	10,000,000,000 (0)	1.451	September 2034

FILP Agency Bonds (28th)	0	10,000,000,000	0	10,000,000,000 (0)	0.150	December 2019

Subtotal	320,000,000,000	50,000,000,000	0	370,000,000,000 (10,000,000,000)

Government-guaranteed bonds

Japan International Cooperation Agency Government-guaranteed bonds (1st)	0	57,305,000,000 [$500,000,000]	0	57,305,000,000 [$500,000,000] (0)	1.875	November 2019

Subtotal	0	57,305,000,000	0	57,305,000,000 (0)

Total	320,000,000,000	107,305,000,000	0	427,305,000,000 (10,000,000,000)

*
Figures in parentheses indicate the amount of bonds redeemable within one year.

The amount in [      ] is denominated in a foreign currency

(6) Details of provisions

(Unit: Yen)

			Decrease during the period

Classification	Balance at the beginning of the period	Increase during the period	Use for purpose	Others	Balance at the end of the period	Remarks

Provision for bonuses	208,862,215	234,605,336	208,862,215	0	234,605,336

Provision for contingent losses	9,220,214,271	11,598,964,991	49,312,083	9,072,634,087	11,697,233,092

Total	9,429,076,486	11,833,570,327	258,174,298	9,072,634,087	11,931,838,428

*
Decrease during the period (others) for the provision for contingent losses indicates the amount of reversal of the provision after revaluation.

(7) Details of allowance for loan losses, etc.

(Unit: Yen)

	Balance of loans, etc.			Balance of allowance for loan losses

Classification	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Remarks

Loans	11,068,668,714,779	154,811,958,001	11,223,480,672,780	142,613,264,051	2,653,673,883	145,266,937,934

Claims probable in bankruptcy, claims probable in rehabilitation, and other	68,575,237,686	(250,530,000)	68,324,707,686	46,566,256,747	14,422,417,414	60,988,674,161

Total	11,137,243,952,465	154,561,428,001	11,291,805,380,466	189,179,520,798	17,076,091,297	206,255,612,095

*
The standard for appropriation of allowance for loan losses is described in No. 4 of Significant Accounting Policies.

(8) Details of provision for retirement benefits

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Total retirement benefit obligations	11,378,180,356	1,116,805,693	1,420,365,682	11,074,620,367

Retirement benefits	3,267,119,606	368,774,506	140,269,251	3,495,624,861

Employees' Pension Fund	8,111,060,750	748,031,187	1,280,096,431	7,578,995,506

Unrecognized past service liabilities and unrecognized actuarial differences	0	(727,033,589)	(727,033,589)	0

Plan assets	3,485,935,798	509,291,754	251,498,603	3,743,728,949

Provision for retirement benefits	7,892,244,558	1,334,547,528	1,895,900,668	7,330,891,418

(9) Details of asset retirement obligations

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Obligation of restoration to original state based on building lease agreement	70,251,729	122,421	0	70,374,150	Specified expenses in Accounting Standard for Incorporated Administrative Agency No. 91: N/A

(10) Details of liabilities for guarantee

(Unit: Yen)

	Balance at the beginning of the period		Increase during the period		Decrease during the period		Balance at the end of the period

Classification	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount	Remarks

FILP Agency Bonds (Public offering)	12	450,000,000,000	0	0	2	100,000,000,000	10	350,000,000,000

(Unit: U.S. Dollars)

	Balance at the beginning of the period		Increase during the period		Decrease during the period		Balance at the end of the period

Classification	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount	Remarks

Government-Guaranteed Foreign Bonds (Eurodollar bond [Public offering])	2	1,150,000,000	0	0	1	500,000,000	1	650,000,000

(Unit: Euro)

	Balance at the beginning of the period		Increase during the period		Decrease during the period		Balance at the end of the period

Classification	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount	Remarks

Government-Guaranteed Foreign Bonds (Euroeuro bond [Public offering])	1	750,000,000	0	0	1	750,000,000	0	0

*
JICA is jointly liable for obligations arising from the above bonds issued by the former Japan Bank for International Cooperation which was succeeded by the Japan Bank for International Cooperation.

(11) Details of capital and capital surplus

(Unit: Yen)

Classification		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Capital	Government investment	7,765,397,840,510	48,500,000,000	0	7,813,897,840,510	Increase in capital resulting from the receipt of government investment

(12) Details of reserves

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Reserve fund stipulated in Paragraph 5 of Article 31 of the Act of the Incorporated Administrative Agency—Japan International Cooperation Agency	1,129,788,882,032	125,568,625,801	0	1,255,357,507,833	Increase resulting from the appropriation of profits for business year 2013

(13) Details of remunerations and salaries of officers and employees

(Unit: Thousands of yen, persons)

	Remunerations or salaries		Retirement benefits

Classification	Payment amount	Number of people	Payment amount	Number of people

Officers	43,267	12	802	2

Employees	3,819,900	1,853	139,467	71

Total	3,863,166	1,865	140,269	73

(Notes)	1.	Payment standard of remunerations and retirement benefits to officers
Remunerations and retirement benefits to officers are paid based on "Rules on Remuneration for Officers" and "Rules on Retirement Benefits for Officers" in place for Incorporated Administrative Agency—Japan International Cooperation Agency.
	2.	Payment standard of salaries and retirement benefits to employees
Salaries and retirement benefits to employees are paid based on "Rules on Salaries for Employees" and "Rules on Retirement Benefits for Employees" in place for Incorporated Administrative Agency—Japan International Cooperation Agency.
	3.	Number of people
As for the number of people to whom remunerations or salaries are paid, the average number of JICA officers or employees during the period is used.
	4.	Others
There are no part-time officers or employees classified as external members.

(14) Details of main assets, liabilities, and expenses, except those mentioned above

Operating and administrative expenses	(Unit: Yen)

Classification	Amount

Operating expenses	5,717,527,090
Information system-related expenses	2,238,491,943
Rent expenses on real estate	864,431,005
Travelling and transportation expenses	1,185,439,372
Other expenses	3,061,885,922

Total	13,067,775,332

(15) Details of affiliated companies

Corporation type and name	(Affiliated company)	(Affiliated company)

Items	Nippon Asahan Aluminum Co., Ltd.	KAFCO Japan Investment Co., Ltd.

Outline of operations	Electric power generation utilizing hydropower resources of the Asahan River and aluminum smelting in North Sumatra, Indonesia	Production of urea and ammonia in Chittagong, Bangladesh

	Number of officers: 10	Number of officers: 9

	President and CEO: Takahiko Okamoto Senior Managing Director: Koji Haruta (former Executive Advisor for Foreign Affairs of African Area, former Japan Bank for International Cooperation)	President and CEO: Tomomi Kawai Executive Vice President: Kazuhide Usui (former Deputy General Manager of the International Credit Analysis Department, former Japan Bank for International Cooperation)
Name of officers		Auditor: Toru Nomura (former General Manager of the Environmental Surveillance Department, former Japan Bank for International Cooperation)

Association chart on transactions between affiliated companies and JICA

Assets	15,535,388,793 yen	7,335,371,590 yen

Liabilities	535,026,961 yen	36,563,127 yen

Capital	10,098,485,000 yen	5,023,900,000 yen

Retained earnings	3,045,322,332 yen	2,274,908,463 yen

Operating revenues	38,808,933 yen	1,198,611,581 yen

Ordinary income	2,026,222,426 yen	1,138,845,817 yen

Net income	1,514,880,607 yen	1,018,263,759 yen

Unappropriated income for the current fiscal year	2,371,423,432 yen	1,018,933,463 yen

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•

Number of company shares owned by JICA: 99,985,000 shares

•

Acquisition cost: ¥448,349,250

•

Balance sheet amount: ¥448,349,250 (A decrease of ¥24,576,313,000 from the end of the previous business year)

•

Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency—Japan International Cooperation Agency

•

Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•

Purpose of investment: Capital contribution to the manufacturing of aluminum by the company

•

Date of the initial investment: December 27, 1975

•

Number of company shares owned by JICA: 46,606 shares

•

Acquisition cost: ¥2,436,204,983

•

Balance sheet amount: ¥2,436,204,983 (No changes from the end of the previous business year)

•

Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency—Japan International Cooperation Agency

•

Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•

Purpose of investment: Capital contribution to the production of urea and ammonia by the company

•

Date of the initial investment: July 27, 1990

Details of receivables and payables	N/A	N/A

Details of debt guarantee	N/A	N/A

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non- competitive negotiated contracts)	N/A	N/A

Corporation type and name	(Affiliated company)	(Affiliated company)

Items	Karnaphuli Fertilizer Company Limited	Nippon Amazon Aluminum Co., Ltd.

Outline of operations	Production of urea and ammonia in Chittagong, Bangladesh	Production of alumina and smelting ammonium in the Amazon region

Name of officers	—	Number of officers: 15 President and CEO: Michitaka Nakatomi Auditor: Nobuhiro Ikuro (Deputy Director General of the Global Environment Department, JICA)

Association chart on transactions between affiliated companies and JICA

Assets	—	61,185,194,298 yen

Liabilities	—	203,740,666 yen

Capital	—	57,350,000,000 yen

Retained earnings	—	3,631,453,632 yen

Operating revenues	—	2,317,751,380 yen

Ordinary income	—	2,583,411,034 yen

Net income	—	2,557,760,557 yen

Unappropriated income for the current fiscal year	—	2,609,476,632 yen

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.	• Number of company shares owned by JICA— • Acquisition cost:— • Balance sheet amount:— • Legal basis:— • Applicable provision of the act:— • Purpose of investment:— • Date of the initial investment:—

•

Number of company shares owned by JICA: 51,520,000 shares

•

Acquisition cost: ¥26,002,629,979

•

Balance sheet amount: ¥26,002,629,979 (No changes from the end of the previous business year)

•

Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency—Japan International Cooperation Agency

•

Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•

Purpose of investment: Capital contribution to the smelting of alumina and aluminum

•

Date of the initial investment: August 29, 1978

Details of receivables and payables	—	N/A

Details of debt guarantee	—	N/A

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	—	N/A

Corporation type and name	(Affiliated company)	(Affiliated company)

Items	SPDC Ltd.	Eastern Petrochemical Company

Outline of operations	Production and sales of ethylene glycol and other petrochemical products in the Al Jubail Industrial Area	Production and sales of ethylene glycol and other petrochemical products in the Al Jubail Industrial Area

Name of officers	Number of officers: 17 President and CEO: Hiroshi Kanamori Managing Director: Osamu Murata (Executive Advisor of the Southeast Asia and Pacific Department, JICA)	—

Association chart on transactions between affiliated companies and JICA

Assets	99,801,009,702 yen	—

Liabilities	33,128,736,597 yen	—

Capital	14,200,000,000 yen	—

Retained earnings	52,472,273,105 yen	—

Operating revenues	127,804,020,181 yen	—

Ordinary income	37,780,501,250 yen	—

Net income	34,660,797,318 yen	—

Unappropriated income for the current fiscal year	27,372,273,105 yen	—

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•

Number of company shares owned by JICA: 2,107,500 shares

•

Acquisition cost: ¥7,269,880,619

•

Balance sheet amount: ¥7,269,880,619 (No changes from the end of the previous business year)

•

Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency—Japan International Cooperation Agency

•

Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•

Purpose of investment: Capital contribution to the manufacturing of ethylene glycol and other petrochemical products

•

Date of the initial investment: June 17, 1981

• Number of company shares owned by JICA— • Acquisition cost:— • Balance sheet amount:— • Legal basis:— • Applicable provision of the act:— • Purpose of investment:— • Date of the initial investment:—

Details of receivables and payables	N/A	—

Details of debt guarantee	N/A	—

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	N/A	—

Corporation type and name	(Affiliated company)	(Affiliated company)

Items	Sumatra Pulp Corporation	Japan Saudi Arabia Methanol Co., Inc.

Outline of operations	Construction of a pulp mill to manufacture wood pulp from afforested acacia mangium, and production and sale of wood pulp in Muara Enim, South Sumatra	Production of methanol in the Al-Jubail Industrial Area

Name of officers	Number of officers: 7

President and CEO: Yoshiharu Kanbe
Executive Vice President: Hiroshi Tanaka (former General Manager of the Sector Strategy Development Department, former Japan Bank for International Cooperation)
Auditor: Rentaro Tamaishi (former Senior Advisor of the Development Assistance Department I, former Japan Bank for International Cooperation)	Number of officers: 12

Chairman: Norio Konishi
Managing Director and General Manager of the General Affairs Department: Yutaka Ohashi (former General Manager of the Development Assistance Department IV, former Japan Bank for International Cooperation)
Auditor: Shigeru Takeda (former Executive Director, former Japan Bank for International Cooperation)

Association chart on transactions between affiliated companies and JICA

Assets	2,391,587,658 yen	66,095,118,761 yen

Liabilities	508,676,419 yen	10,011,627,292 yen

Capital	13,350,850,000 yen	2,310,000,000 yen

Retained earnings	(11,467,938,761) yen	54,055,080,469 yen

Operating revenues	33,079,362 yen	107,588,304,195 yen

Ordinary (loss) income	(64,764,194) yen	61,324,353,577 yen

Net (loss) income	(4,266,139,540) yen	57,276,936,779 yen

Unappropriated (loss) income for the current fiscal year	(11,467,938,761) yen	37,904,480,469 yen

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•

Number of company shares owned by JICA: 114,032 shares

•

Acquisition cost: ¥883,835,338

•

Balance sheet amount: ¥804,114,009 (A decrease of ¥79,721,239 from the end of the previous business year)

•

Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency—Japan International Cooperation Agency

•

Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•

Purpose of investment: Capital contribution to the pulp manufacturing business

•

Date of the initial investment: April 21, 1995

•

Number of company shares owned by JICA: 1,386,000 shares

•

Acquisition cost: ¥7,149,297,104

•

Balance sheet amount: ¥5,503,908,430 (An increase of ¥31,847,023 from the end of the previous business year)

•

Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency—Japan International Cooperation Agency

•

Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•

Purpose of investment: Capital contribution to the methanol manufacturing business

•

Date of the initial investment: December 17, 1979

Details of receivables and payables	N/A	N/A

Details of debt guarantee	N/A	N/A

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	N/A	N/A

Corporation type and name	(Affiliated company)	(Affiliated company)

Items	JSMC PANAMA S.A.	The First MicroFinanceBank Ltd.

Outline of operations	Transportation of methanol business	Microfinance business

Name of officers	—	Number of officers: 8 Chairman: Akbarali Pesnani Director: Hironobu Takahashi (Senior Advisor of the Private Sector Partnership and Finance Department, JICA)

Association chart on transactions between affiliated companies and JICA

Assets	—	12,708,994,593 yen

Liabilities	—	11,245,958,249 yen

Capital	—	1,608,421,340 yen

Retained earnings	—	(277,030,288) yen

Operating revenues	—	1,970,315,279 yen

Ordinary income	—	104,941,828 yen

Net income	—	120,927,251 yen

Unappropriated loss for the current fiscal year	—	(277,030,288) yen

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.	• Number of company shares owned by JICA— • Acquisition cost:— • Balance sheet amount:— • Legal basis:— • Applicable provision of the act:— • Purpose of investment:— • Date of the initial investment:—

•

Number of company shares owned by JICA: 24,000,000 shares

•

Acquisition cost: ¥218,880,000

•

Balance sheet amount: ¥259,806,522 (An increase of ¥50,611,110 from the end of the previous business year)

•

Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency—Japan International Cooperation Agency

•

Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•

Purpose of investment: Capital contribution to microfinance business

•

Date of the initial investment: April 27, 2012

Details of receivables and payables	—	N/A

Details of debt guarantee	—	N/A

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	—	N/A

INDEPENDENT AUDITOR'S REPORT

To Mr. Shinichi Kitaoka, President
Japan International Cooperation Agency

        We have audited the accompanying financial statements related to the general account of Japan International Cooperation Agency, which comprise the balance sheet as of March 31, 2016, and the statement of income, statement of cash flows and statement of administrative service operation cost for the year then ended, and a summary of significant accounting policies and other explanatory information, and the accompanying supplementary schedules (except for the information described based on the financial statements and business reports relating to the associated public interest corporations; the same shall apply hereinafter).

President's Responsibility for the Financial Statements

        The president is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, and for such internal control as the president determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error, or illegal acts.

Auditor's Responsibility

        Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. The audit was planned with adequate attention being paid to the possibility that any fraud or error, or illegal acts, of the president, other executive officers or staff members may result in material misstatement in the financial statements.

        An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error, or illegal acts. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by the president, as well as evaluating the overall presentation of the financial statements.

        We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. The basis includes the fact that no such fraud or error, or illegal acts, of the president, other executive officers or staff members was found, to the extent that we conducted our audit. The audit we conducted is not intended to express an opinion on whether there was any fraud or error, or illegal acts, of the president, other executive officers or staff members, which would not result in material misstatement in the financial statements.

Opinion

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Japan International Cooperation Agency's general account as of March 31, 2016 and the results of its operations, cash flows and administrative service operation cost for the year then ended in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan.

/s/ DELOITTE TOUCHE TOHMATSU LLC
June 22, 2016
(July 29, 2016 as to "Significant subsequent events")

Balance Sheet

(as of March 31, 2016)

General Account

(Unit: Yen)

Assets
I.	Current assets
		Cash and deposits		97,614,651,637
		Securities		84,000,000,000
		Inventories
		Stored goods	410,808,865	410,808,865

		Advance payments		23,361,624,246
		Prepaid expenses		346,172,680
		Accrued income		1,330,404
		Accounts receivable		1,935,080,436
		Short-term loans for development projects	219,758,484
		Allowance for loan losses	(3,938,947)	215,819,537

		Short-term loans for emigration projects	2,659,755
		Allowance for loan losses	(328,519)	2,331,236

		Short-term installments receivable on settlement projects		46,447
		Suspense payments		33,414,980
		Advances paid		4,038,439

		Total current assets			207,925,318,907
II.	Non-current assets
	1	Tangible assets
		Buildings	41,261,045,678
		Accumulated depreciation	(16,556,128,158)
		Accumulated impairment loss	(46,536,790)	24,658,380,730

		Structures	1,585,514,122
		Accumulated depreciation	(1,012,149,307)
		Accumulated impairment loss	(375,844)	572,988,971

		Machinery and equipment	180,347,701
		Accumulated depreciation	(121,808,514)	58,539,187

		Vehicles	1,785,071,900
		Accumulated depreciation	(1,229,268,986)	555,802,914

		Tools, furniture, and fixtures	2,297,937,445
		Accumulated depreciation	(1,443,885,342)	854,052,103

		Land	14,970,513,458
		Accumulated impairment loss	(234,596,912)	14,735,916,546

		Construction in progress		465,131,140

		Total tangible assets		41,900,811,591
	2	Intangible assets
		Trademark right		2,124,369
		Telephone subscription right		4,216,750
		Software in progress		47,656,245

		Total intangible assets		53,997,364
	3	Investments and other assets
		Long-term deposits		300,000,000
		Long-term loans for development projects	342,617,000
		Allowance for loan losses	(119,951,617)	222,665,383

		Long-term loans for emigration projects	39,386,633
		Allowance for loan losses	(33,039,414)	6,347,219

		Long-term installments receivable on settlement projects		46,447
		Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for emigration projects	619,331,369
		Allowance for loan losses	(619,331,369)	0

		Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to installments receivable on settlement projects	1,368,212
		Allowance for loan losses	(1,368,212)	0

		Long-term prepaid expenses		70,680,161
		Long-term guarantee deposits		1,532,628,187

		Total investments and other assets		2,132,367,397

		Total non-current assets			44,087,176,352

		Total assets				252,012,495,259

Balance Sheet (Continued)

(as of March 31, 2016)

(Unit: Yen)

Liabilities
I.	Current liabilities
	Operational grant liabilities		46,637,436,636
	Funds for grant aid		130,378,380,429
	Donations received		378,497,588
	Accounts payable		18,249,827,613
	Accrued expenses		239,334,136
	Lease obligations		137,849,701
	Advance payments received		3,056,164
	Deposits received		783,828,000
	Total current liabilities			196,808,210,267
II.	Non-current liabilities
	Contra-accounts for assets
	Contra-accounts for assets funded by operational grants	2,531,247,026	2,531,247,026

	Long-term lease obligations		130,137,219
	Long-term deposits received		125,097,515
	Asset retirement obligations		276,125,850

	Total non-current liabilities			3,062,607,610

	Total liabilities				199,870,817,877
Net assets
I.	Capital
	Government investment		63,217,211,863

	Total capital			63,217,211,863
II.	Capital surplus
	Capital surplus		155,419,614
	Accumulated depreciation not included in expenses		(17,725,966,082)
	Accumulated impairment loss not included in expenses		(289,381,446)
	Accumulated interest expenses not included in expenses		(7,189,037)

	Total capital surplus			(17,867,116,951)
III	Retained earnings
	Reserve fund carried over from the previous Mid-term Objective period		1,777,135,447
	Reserve fund		3,118,053,951
	Unappropriated income for the current business year		1,896,393,072

	[Total income for the current business year]		[1,896,393,072]
	Total retained earnings			6,791,582,470

	Total net assets				52,141,677,382

	Total liabilities and net assets				252,012,495,259

Statement of Income

(April 1, 2015-March 31, 2016)

General Account

(Unit: Yen)

Ordinary expenses
Operating expenses
Expenses for technical cooperation projects	73,432,971,993
Expenses for grant aid (operation support)	191,609,857
Expenses for public participation-based cooperation	16,512,543,070
Expenses for emigration projects	359,652,926
Expenses for disaster relief activities	784,796,431
Expenses for training and securing the personnel	1,422,250,225
Expenses for assistance promotion	16,372,806,036
Expenses for related to operation	6,400,034,265
Expenses for operation support	28,288,401,514
Expenses for grant aid	91,151,663,724
Expenses for facilities	15,541,406
Expenses for contracted programs	1,231,475,994
Expenses for donation projects	11,744,374
Depreciation	454,820,354	236,630,312,169

General administrative expenses		9,631,123,059
Loan losses		32,185,656
Financial expenses
Foreign exchange losses	324,482,111	324,482,111

Miscellaneous loss		556,813

Total ordinary expenses			246,618,659,808
Ordinary revenues
Revenues from operational grants		152,870,676,151
Revenues from grant aid		91,151,663,724
Revenues from contracted programs
Revenues from contracted programs from Japanese government and local governments	1,231,475,994	1,231,475,994
Revenues from interest on development projects		15,958,529
Revenues from settlement projects		174,057
Revenues from emigration projects		3,552,080
Donations		11,744,374
Revenues from subsidy for facilities		10,446,402
Reversal of allowance for loan losses		61,604,856
Reversal of contra-accounts for assets funded by operational grants		361,003,474
Financial revenues
Interest income	43,283,139	43,283,139

Miscellaneous income		2,490,631,392

Total ordinary revenues			248,252,214,172

Ordinary income			1,633,554,364
Extraordinary losses
Loss on disposal of non-current assets		28,464,676
Loss on sales of non-current assets		9,876,233	38,340,909
Extraordinary income
Reversal of contra-accounts for assets funded by operational grants		39,200,325
Gain on sales of non-current assets		9,256,353	48,456,678

Net income			1,643,670,133

Reversal of reserve fund carried over from the previous Mid-term Objective period			252,722,939

Total income for the current business year			1,896,393,072

Statement of Cash Flows

(April 1, 2015-March 31, 2016)

General Account

(Unit: Yen)
I.	Cash flows from operating activities
	Payments of operating expenses	(143,413,457,647)
	Payments for grant aid	(91,901,750,433)
	Payments for contracted programs	(891,146,998)
	Payments of personnel expenses	(16,272,890,574)
	Payments for other operations	(113,366,951)
	Proceeds from operational grants	154,035,701,000
	Proceeds from grant aid	105,423,654,766
	Proceeds from contracted programs	579,056,427
	Proceeds from interest on loans	21,771,406
	Proceeds from settlement projects	1,743,197
	Interest revenues	175,509
	Installments receivable	1,567,688
	Proceeds from donations	37,151,641
	Proceeds from other operations	2,166,822,174
	Subtotal	9,673,288,008
	Interest income received	43,917,022
	Payments to national treasury	(568,453,808)

	Net cash provided by operating activities	9,148,751,222
II.	Cash flows from investing activities
	Payments for purchase of non-current assets	(1,450,007,910)
	Proceeds from sales of non-current assets	21,613,813
	Proceeds from subsidy for facilities	250,074,000
	Proceeds from collection of loans	462,844,855
	Payments into time deposits	(508,000,000,000)
	Proceeds from time deposit refund	507,000,000,000
	Payments for purchase of negotiable deposits	(873,000,000,000)
	Proceeds from refund of negotiable deposits	888,000,000,000

	Net cash provided by investing activities	13,284,524,758
III.	Cash flows from financing activities
	Repayments of lease obligations	(149,399,986)
	Net cash used in financing activities	(149,399,986)
IV.	Effect of exchange rate fluctuation on funds	(223,401,396)

V.	Net increase in funds (decrease)	22,060,474,598
VI.	Funds at the beginning of the business year	69,554,177,039

VII.	Funds at the end of the business year	91,614,651,637

Statement of Administrative Service Operation Cost

(April 1, 2015-March 31, 2016)

General Account

(Unit: Yen)

I.	Operating expenses
	(1) Expenses on statement of income Operating expenses	236,630,312,169
	General administrative expenses	9,631,123,059
	Loan losses	32,185,656
	Financial expenses	324,482,111
	Miscellaneous loss	556,813
	Loss on disposal of non-current assets	28,464,676
	Loss on sales of non-current assets	9,876,233	246,657,000,717

	(2) (Deduction) Self-revenues, etc.
	Revenues from contracted programs	(1,231,475,994)
	Revenues from interest on development projects	(15,958,529)
	Revenues from settlement projects	(174,057)
	Revenues from emigration projects	(3,552,080)
	Donations	(11,744,374)
	Reversal of allowance for loan losses	(61,604,856)
	Financial revenues	(43,283,139)
	Miscellaneous income	(2,490,631,392)
	Gain on sales of non-current assets	(9,256,353)	(3,867,680,774)

	Total operating expenses			242,789,319,943
II.	Depreciation not included in expenses			1,316,411,162
III.	Disposal and sale differential not included in expenses			76,476,608
IV.	Estimated bonus payments not included in provision			90,095,805
V.	Estimated increase in retirement benefits not included in provision			(12,604,721,620)
VI.	Opportunity cost
	Opportunity cost of government investment			0

VII.	Administrative service operation cost			231,667,581,898

Basis of Presenting Financial Statements

        The accompanying financial statements of JICA have been prepared in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, which are different in many respects as to application and disclosure requirements of accounting principles for business enterprises generally accepted in Japan.

Significant Accounting Policies

General Account

        Effective for the year ended March 31, 2016, JICA adopted the "Accounting Standards for Incorporated Administrative Agencies" and "Notes to Accounting Standards for Incorporated Administrative Agencies"(February 16, 2000 (Revised January 27, 2015), and the "Q&A on Accounting Standards for Incorporated Administrative Agencies and Notes to Accounting Standards for Incorporated Administrative Agencies" (August 2000 (Finally revised February 2016)).

        However, the provisions prior to the revisions are applied regarding the disclosures of segment information and the accounting for operational grants in accordance with the transitional measures of Accounting Standards for Incorporated Administrative Agencies.

1. Revenue recognition method of operational grants

        Revenue from operational grants is recognized as the related expenses are incurred. This is attributable to the difficulties associated with the application of a revenue recognition method based on operation achievement and a revenue recognition method based on term, specifically the significant amount of time required to evaluate operating results objectively, as well as other complexities.

2. Depreciation method

(1)
Tangible assets (except for lease assets)

  Straight-line method

  The useful lives of major assets are as follows:

Buildings:	1 - 50 years
Structures:	1 - 42 years
Machinery and equipment:	1 - 17 years
Vehicles:	1 - 6 years
Tools, furniture, and fixtures:	1 - 15 years

        The estimated depreciation costs for specific depreciable assets (Accounting Standard for Incorporated Administrative Agency No. 87) and specific removal costs, etc., associated with asset retirement obligations (Accounting Standard for Incorporated Administrative Agency No. 91) are indirectly deducted from the capital surplus and reported as accumulated depreciation not included in expenses.

(2)
Intangible assets (except for lease assets)

  Straight-line method

(3)
Lease assets

        Lease assets are depreciated by the straight-line method over the lease term. Depreciation for lease assets is calculated with zero residual value being assigned to the asset.

3. Standard for appropriation of provision and estimation for bonuses

        A provision for bonuses is not appropriated since the financial source is secured by operational grants. The estimated bonus payments not included in the provision in the statement of administrative service operation cost is reported as a current business year estimate of the provision for bonuses, calculated according to the Accounting Standard for Incorporated Administrative Agency No. 88.

4. Standard for appropriation of provision and estimation for retirement benefits

        A provision for retirement benefits is not appropriated for retirement benefits since the financial source is secured by operational grants.

        A provision for retirement benefits is not provided for pension benefits from the defined benefit corporate pension plan since the financial source for defined benefit corporate pension plan insurance fees and reserve shortfall is secured by operational grants.

        The estimated increase in retirement benefits not included in the provision in the statement of administrative service operation cost is reported as the current business year increase of provision for retirement benefits regarding retirement benefits and employees' pension fund, calculated according to the Accounting Standard for Incorporated Administrative Agency No. 38.

5. Basis and standard for appropriation of allowances, etc.

        Allowance for loan losses

        To provide for loan losses, JICA records the estimated amount of default, taking into account the transition rate to delinquent loans for ordinary loans and specific collectibility of doubtful loans, etc.

6. Standard and method for the valuation of securities

        Held-to-maturity securities

        Valued using the amortized cost method (straight-line method)

7. Standard and method for the valuation of inventories

        Stored goods

        Stored goods valuation is based on the lower of cost or market using the first-in, first-out (FIFO) method.

8. Translation standard for foreign currency-denominated assets and liabilities into yen

        Foreign currency money claims and liabilities are translated into Japanese yen at the spot exchange rate at the balance sheet date. Exchange differences are recognized as profit or loss.

9. Method for computing opportunity cost in the Statement of Administrative Service Operation Cost

        Interest rate used to compute opportunity cost of government investment:

        0.000% with reference to the yield of 10-year fixed-rate Japanese government bonds at the end of March 2016.

10. Accounting treatment for consumption taxes

        Consumption taxes and local consumption taxes are included in transaction amounts.

Notes to the financial statements

General Account

(Balance Sheet)

1.
Estimated retirement benefits to be provided from the operational grants

        ¥ 15,652,321,311

2.
Estimated bonus to be provided from the operational grants

      ¥ 1,025,095,320

3.
Donated funds for grant aid

  Grant aid is received in the form of donated funds from the government of Japan. JICA administers this grant aid based on Grant Agreements with the government of the recipient country. At the end of business year 2015, the outstanding balance of unexecuted Grant Agreements stood at ¥233,127,929,955.

(Statement of Cash Flows)

        The funds shown in the statement of cash flows are cash, deposit accounts, and checking accounts.

1.
Breakdown of balance sheet items and ending balance of funds

  (as of March 31, 2016)

Cash and deposits	¥97,614,651,637
Time deposits	¥(6,000,000,000)

Ending balance of funds	¥91,614,651,637
2.
Description of significant non-cash transactions

  Assets granted under finance lease

Tools, furniture, and fixtures	¥45,581,226

(Statement of Administrative Service Operation Cost)

        Number of public officers temporarily transferred to JICA and accounted for as opportunity cost

        Of the estimated increase in retirement benefits not included in the provision, ¥16,200,758 was recognized as the current-business-year increase in provision for retirement benefits for 29 public officers temporarily transferred to JICA according to JICA's internal rules.

(Status of financial instruments)

        The General Account's fund management is limited to short-term deposits and public and corporate bonds while fund-raising consists mainly of operational grants approved by the competent minister. The General Account does not borrow from the government fund for Fiscal Investment and Loan Program (FILP), nor does it borrow funds from financial institutions or issue FILP Agency Bonds.

(Fair value of financial instruments)

        Balance sheet amounts, fair value, and difference at the balance sheet date are as follows:

(Unit: Yen)

	Balance sheet amount	Fair value	Difference

(1) Cash and deposits	97,614,651,637	97,614,651,637	0
(2) Securities	84,000,000,000	84,000,000,000	0
(3) Accounts payable	(18,249,827,613)	(18,249,827,613)	0

(Note)
Liabilities are shown in parentheses.

(Note
1) Calculation method for fair value of financial instruments and matters concerning securities

[1]
Cash and deposits

Cash and deposits are valued at book value because fair value approximates book value due to the short term nature of these instruments.

[2]
Securities (negotiable deposits)

Negotiable deposits are valued at book value because fair value approximates book value due to the short-term nature of these instruments.

[3]
Accounts payable

Accounts payable are valued at book value because fair value approximates book value due to the short term nature of these instruments.

(Retirement benefits)

1.
Overview of retirement benefit plans

        To provide retirement benefits for employees, JICA has a defined benefit pension plan comprised of a defined benefit corporate pension plan and a lump-sum severance indemnity plan, and a defined contribution plan comprised of a defined contribution pension plan.

        Effective March 1, 2014, JICA has been authorized by the Minister of Health, Labour and Welfare to be exempt from the obligations to pay future amounts in respect of the part of the welfare pension fund it manages for the government. Subsequently on April 1, 2015, JICA has been authorized to transfer to the government the past substitutional portion.

2.
Defined benefit pension plan

(1)
The changes in the retirement benefit obligation are as follows:

(Unit: Yen)
Retirement benefit obligation at the beginning of the fiscal year	42,711,782,584

Current service cost	1,114,615,374
Interest cost	345,323,951
Actuarial difference	(642,482,207)
Retirement benefit paid	(1,328,733,003)
Past service cost	0
Contribution by the employee	0
Decrease associated with the return of a substitutional portion of the Employees' Pension Fund	(11,680,985,464)

Retirement benefit obligation at the end of the fiscal year	30,519,521,235

  (2)
  The changes in the plan assets are as follows:

(Unit: Yen)
Plan assets at the beginning of the fiscal year	14,438,538,895

Expected return on plan assets	0
Actuarial difference	355,413,455
Contribution by the company	488,695,547
Retirement benefit paid	(488,416,607)
Contribution by the employee	72,968,634

Plan assets at the end of the fiscal year	14,867,199,924

(Note)
Plan assets include ¥ 6,257,599,190 paid in advance to the National Treasury in relation to the return of the substitutional portion of the Employees' Pension Funds.
  (3)
  Reconciliation of the projected benefit obligations and plan assets and provision for retirement benefits and prepaid pension expenses in the balance sheets

(Unit: Yen)
Funded retirement benefit obligation	16,934,552,849
Plan assets	(14,867,199,924)

Unfunded benefit obligations of funded pension plan	2,067,352,925
Unfunded benefit obligations of unfunded pension plan	13,584,968,386

Subtotal	15,652,321,311
Unrecognized actuarial differences	0
Unrecognized past service cost	0

Net amount of assets and liabilities in the balance sheets	0

Provision for retirement benefits	0
Prepaid pension expenses	0

Net amount of assets and liabilities in the balance sheets	0

(Note)
A provision for retirement benefits is not appropriated for the difference between retirement benefit obligations and plan assets and net amount of assets and liabilities in the balance sheet, ¥ 15,652,321,311, since the financial source is secured by operational grants.
  (4)
  Profit or loss regarding retirement benefits

(Unit: Yen)
Current service cost	1,114,615,374
Interest cost	345,323,951
Expected return on plans assets	0
Realized actuarial differences	(997,895,662)
Amortization of past service cost	0
Extraordinary additional retirement payments	0

Total	462,043,663

Profit or loss associated with the return of a substitutional portion of the Employees' Pension Fund (Note)	(11,680,985,464)

(Note)
Profit or loss regarding retirement benefits is calculated as deduction amount on the Statement of Administrative Service Operation Cost.

  (5)
  Major components of plan assets

    Percentages of components to the total (excluding plan assets paid in advance) are as follows;

Bonds	38%
Stocks	31%
General account of life insurance company	21%
Others	10%

Total	100%

  (6)
  Method of determining the long-term expected rate of return on plan assets

    The long-term expected rate of return on plan assets is determined based on components of plan assets, its performance and market condition, etc.

  (7)
  Assumptions used

    Principal assumptions used in actuarial calculations at the end of the fiscal year

Discount rate	Defined benefit corporate pension plan	0.23%
	Retirement benefits	0.74%
Long-term expected rate of return on plan assets		0.00%
3.
Defined contribution plan

        The amount of contribution required to be made to the defined contribution plan is ¥52,224,609.

(Lease transactions)

1.
Future minimum lease payments related to operating lease transactions are as follows:

Future minimum lease payments due within one year of the balance sheet date	¥8,180,471
Future minimum lease payments corresponding to periods more than one year from the balance sheet date	¥14,589,963
2.
The amount of the finance lease transactions that influenced the current business year's profits and losses was ¥1,066,542. Total income for the current business year after the deduction of this amount was ¥1,897,459,614.

(Asset retirement obligations)

        JICA has a building lease agreement for its head office building, and has obligations to restore the building to its original state at the termination of the lease period. Therefore, these asset retirement obligations have been recorded. The estimate for the asset retirement obligations assumes a five-year lease period for the projected period of use and a discount rate of 0.529%.

        The balance of the asset retirement obligations at the end of the current business year was ¥276,125,850.

(Significant Contractual Liabilities)

        Contractual liabilities JICA is obligated to pay from during the next business year and thereafter are ¥5,364,156,052

(Significant subsequent events)

        Appropriation of profit was approved as follows on July 29, 2016:

(Unit: Yen)
I.	Unappropriated income for the current business year		1,896,393,072

	Total income for the current business year	1,896,393,072
II.	Profit appropriation amount
	Reserve fund	1,896,393,072	1,896,393,072

The Accompanying Supplementary Schedules

General Account

(1)
Details of acquisition and disposal of noncurrent assets, depreciation (including depreciation not included in expenses, in accordance with "No. 87, Accounting for the Depreciation of Specific Depreciable Assets" and "No. 91, Accounting for Specific Removal Costs, etc., associated with Asset Retirement Obligations"), and accumulated impairment loss

(Unit: Yen)

						Accumulated depreciation		Accumulated impairment loss

Type		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period		Depreciation during the period		Impairment loss during the period (recognized in the statement of income)	Impairment loss during the period (not recognized in the statement of income)	Net assets at the end of the period	Remarks

	Buildings	1,180,227,935	326,403,684	25,284,209	1,481,347,410	340,168,854	71,531,491	0	0	0	1,141,178,556

	Structures	83,137,963	42,009,685	0	125,147,648	25,197,768	5,911,471	0	0	0	99,949,880

Tangible assets (depreciation included in expenses)	Machinery and equipment	99,877,649	7,432,279	11,519,184	95,790,744	51,412,069	8,363,834	0	0	0	44,378,675

	Vehicles	1,675,355,104	164,107,773	155,042,330	1,684,420,547	1,138,682,768	145,862,911	0	0	0	545,737,779

	Tools, furniture, and fixtures	1,768,678,091	122,261,359	133,764,227	1,757,175,223	1,118,989,849	222,844,356	0	0	0	638,185,374

	Total	4,807,276,742	662,214,780	325,609,950	5,143,881,572	2,674,451,308	454,514,063	0	0	0	2,469,430,264

	Buildings	39,830,896,992	313,804,594	365,003,318	39,779,698,268	16,215,959,304	1,257,045,058	46,536,790	0	0	23,517,202,174

	Structures	1,464,065,614	0	3,699,140	1,460,366,474	986,951,539	44,925,522	375,844	0	0	473,039,091

Tangible assets (depreciation not included in expenses)	Machinery and equipment	81,370,517	3,186,440	0	84,556,957	70,396,445	724,344	0	0	0	14,160,512

	Vehicles	143,375,475	0	42,724,122	100,651,353	90,586,218	0	0	0	0	10,065,135

	Tools, furniture, and fixtures	579,268,060	0	38,505,838	540,762,222	324,895,493	13,716,238	0	0	0	215,866,729

	Total	42,098,976,658	316,991,034	449,932,418	41,966,035,274	17,688,788,999	1,316,411,162	46,912,634	0	0	24,230,333,641

Tangible assets (Non-depreciable assets)	Land	14,970,513,458	0	0	14,970,513,458	0	0	234,596,912	0	0	14,735,916,546

	Construction in progress	71,060,898	427,070,070	32,999,828	465,131,140	0	0	0	0	0	465,131,140

	Total	15,041,574,356	427,070,070	32,999,828	15,435,644,598	0	0	234,596,912	0	0	15,201,047,686

	Buildings	41,011,124,927	640,208,278	390,287,527	41,261,045,678	16,556,128,158	1,328,576,549	46,536,790	0	0	24,658,380,730

	Structures	1,547,203,577	42,009,685	3,699,140	1,585,514,122	1,012,149,307	50,836,993	375,844	0	0	572,988,971

	Machinery and equipment	181,248,166	10,618,719	11,519,184	180,347,701	121,808,514	9,088,178	0	0	0	58,539,187

Total tangible assets	Vehicles	1,818,730,579	164,107,773	197,766,452	1,785,071,900	1,229,268,986	145,862,911	0	0	0	555,802,914

	Tools, furniture, and fixtures	2,347,946,151	122,261,359	172,270,065	2,297,937,445	1,443,885,342	236,560,594	0	0	0	854,052,103

	Land	14,970,513,458	0	0	14,970,513,458	0	0	234,596,912	0	0	14,735,916,546

	Construction in progress	71,060,898	427,070,070	32,999,828	465,131,140	0	0	0	0	0	465,131,140

	Total	61,947,827,756	1,406,275,884	808,542,196	62,545,561,444	20,363,240,307	1,770,925,225	281,509,546	0	0	41,900,811,591

Intangible assets (depreciation included in expenses)	Trademark right	7,444,573	0	0	7,444,573	5,320,204	306,291	0	0	0	2,124,369

	Total	7,444,573	0	0	7,444,573	5,320,204	306,291	0	0	0	2,124,369

Intangible assets (depreciation not included in expenses)	Trademark right	1,139,550	0	0	1,139,550	1,139,550	0	0	0	0	0

	Telephone subscription right	12,088,650	0	0	12,088,650	0	0	7,871,900	0	0	4,216,750

	Total	13,228,200	0	0	13,228,200	1,139,550	0	7,871,900	0	0	4,216,750

Intangible assets (Non-depreciable assets)	Software in progress	0	47,656,245	0	47,656,245	0	0	0	0	0	47,656,245

	Total	0	47,656,245	0	47,656,245	0	0	0	0	0	47,656,245

	Trademark right	8,584,123	0	0	8,584,123	6,459,754	306,291	0	0	0	2,124,369

Total intangible assets	Telephone subscription right	12,088,650	0	0	12,088,650	0	0	7,871,900	0	0	4,216,750

	Software in progress	0	47,656,245	0	47,656,245	0	0	0	0	0	47,656,245

	Total	20,672,773	47,656,245	0	68,329,018	6,459,754	306,291	7,871,900	0	0	53,997,364

	Long-term deposits	300,000,000	0	0	300,000,000	0	0	0	0	0	300,000,000

	Long-term loans for development projects	396,075,484	166,300,000	219,758,484	342,617,000	0	0	0	0	0	342,617,000

	Allowance for loan losses (non-current)	(9,085,486)	8,902,489	119,768,620	(119,951,617)	0	0	0	0	0	(119,951,617)

	Long-term loans for emigration projects	105,451,790	0	66,065,157	39,386,633	0	0	0	0	0	39,386,633

	Allowance for loan losses (non-current)	(57,308,430)	0	(24,269,016)	(33,039,414)	0	0	0	0	0	(33,039,414)

	Long-term installments receivable on settlement projects	162,930	0	116,483	46,447	0	0	0	0	0	46,447

Investments and other assets	Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for development projects	191,110,477	0	191,110,477	0	0	0	0	0	0	0

	Allowance for loan losses (non-current)	(120,093,330)	0	(120,093,330)	0	0	0	0	0	0	0

	Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for emigration projects	809,673,108	0	190,341,739	619,331,369	0	0	0	0	0	619,331,369

	Allowance for loan losses (non-current)	(809,673,108)	0	(190,341,739)	(619,331,369)	0	0	0	0	0	(619,331,369)

	Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to installments receivable on settlement projects	2,641,747	0	1,273,535	1,368,212	0	0	0	0	0	1,368,212

	Allowance for loan losses (non-current)	(2,641,747)	0	(1,273,535)	(1,368,212)	0	0	0	0	0	(1,368,212)

	Long-term prepaid expenses	110,434,929	21,017,567	60,772,335	70,680,161	0	0	0	0	0	70,680,161

	Long-term guarantee deposits	1,539,197,577	61,245,571	67,814,961	1,532,628,187	0	0	0	0	0	1,532,628,187

	Total	2,455,945,941	257,465,627	581,044,171	2,132,367,397	0	0	0	0	0	2,132,367,397

(2) Details of inventories

(Unit: Yen)

		Increase during the period		Decrease during the period

Type	Balance at the beginning of the period	Purchase, manufacturing and transfer for the current business year	Others	Delivery and transfer	Others	Balance at the end of the period	Remarks

Stored goods	359,251,392	132,721,534	0	81,164,061	0	410,808,865

Stockpile	359,251,392	132,721,534	0	81,164,061	0	410,808,865

Japan	51,432,766	0	0	8,129,610	0	43,303,156

USA	81,130,241	7,388,845	0	5,964,472	0	82,554,614

Singapore	161,560,954	74,728,513	0	57,468,394	0	178,821,073

Ghana	5,862,826	0	0	5,862,826	0	0

UAE	59,264,605	40,377,333	0	0	0	99,641,938

Palau	0	5,560,256	0	0	0	5,560,256

Marshall Islands	0	4,666,587	0	3,738,759	0	927,828

Payments for uncompleted contracted programs	837,734,760	0	0	837,734,760	0	0

Total	1,196,986,152	132,721,534	0	918,898,821	0	410,808,865

(3) Details of securities

Securities reported as current assets

(Unit: Yen)

Held-to-maturity securities	Type and name	Acquisition cost	Aggregate face amount	Balance sheet amount	Valuation difference included in current expenses	Remarks

	Negotiable deposits	84,000,000,000	84,000,000,000	84,000,000,000	0

(4) Details of loans

(Unit: Yen)

			Decrease during the period

Classification	Balance at the beginning of the period	Increase during the period	Collection	Others	Balance at the end of the period	Remarks

Other short-term loans

Loans for development projects	412,684,000	219,758,484	412,684,000	0	219,758,484

Loans for emigration projects	10,218,835	3,562,420	6,151,446	4,970,054	2,659,755

Installments receivable on settlement projects	54,838	81,466	54,838	35,019	46,447

(Subtotal)	422,957,673	223,402,370	418,890,284	5,005,073	222,464,686

Other long-term loans

Loans for development projects	587,185,961	0	24,810,477	219,758,484	342,617,000

Loans for emigration projects	915,124,898	501,153	10,105,519	246,802,530	658,718,002

Installments receivable on settlement projects	2,804,677	0	241,985	1,148,033	1,414,659

(Subtotal)	1,505,115,536	501,153	35,157,981	467,709,047	1,002,749,661

Total	1,928,073,209	223,903,523	454,048,265	472,714,120	1,225,214,347

*
"Others" shown under decrease during the period is due to transfer from long-term to short-term loans as well as from short-term to long-term loans, assignment of claim, year-end translation difference, etc.

(5) Details of allowance for loan losses, etc.

(Unit: Yen)

	Balance of loans, etc.			Balance of allowance for loan losses

Classification	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Remarks

(Development projects)

Short-term loans for development projects	412,684,000	(192,925,516)	219,758,484	979,324	2,959,623	3,938,947

Ordinary loans	412,684,000	(192,925,516)	219,758,484	979,324	2,959,623	3,938,947	Breakdown of the guarantee for the Year-end balance of loans is as follows: Bank guarantee ¥25,634,000 Joint and several guarantee ¥6,500,000 Loans to the Federative Republic of Brazil ¥187,624,484

Long-term loans for development projects	587,185,961	(244,568,961)	342,617,000	129,178,816	(9,227,199)	119,951,617

Ordinary loans	396,075,484	(219,758,484)	176,317,000	9,085,486	(8,902,489)	182,997	Breakdown of the guarantee for the Year-end balance of loans is as follows: Bank guarantee ¥78,817,000

Doubtful loans	0	166,300,000	166,300,000	0	119,768,620	119,768,620	Joint and several guarantee ¥97,500,000 Provision of collateral (government bonds) ¥166,300,000

Claims probable in bankruptcy, claims probable in rehabilitation, and other	191,110,477	(191,110,477)	0	120,093,330	(120,093,330)	0

(Development projects in total)	999,869,961	(437,494,477)	562,375,484	130,158,140	(6,267,576)	123,890,564

(Emigration projects)

Short-term loans for emigration projects	10,218,835	(7,559,080)	2,659,755	751,873	(423,354)	328,519

Ordinary loans	10,218,835	(7,559,080)	2,659,755	751,873	(423,354)	328,519

Long-term loans for emigration projects	915,124,898	(256,406,896)	658,718,002	866,981,538	(214,610,755)	652,370,783

Ordinary loans	52,263,935	(44,963,272)	7,300,663	4,120,575	(3,167,131)	953,444

Doubtful loans	53,187,855	(21,101,885)	32,085,970	53,187,855	(21,101,885)	32,085,970

Claims probable in bankruptcy, claims probable in rehabilitation, and other	809,673,108	(190,341,739)	619,331,369	809,673,108	(190,341,739)	619,331,369

(Emigration projects in total)	925,343,733	(263,965,976)	661,377,757	867,733,411	(215,034,109)	652,699,302

(Installments receivable on settlement projects)

Short-term installments receivable on settlement projects	54,838	(8,391)	46,447	0	0	0

Ordinary loans	54,838	(8,391)	46,447	0	0	0

Long-term installments receivable on settlement projects	2,804,677	(1,390,018)	1,414,659	2,641,747	(1,273,535)	1,368,212

Ordinary loans	162,930	(116,483)	46,447	0	0	0

Doubtful loans	0	0	0	0	0	0

Claims probable in bankruptcy, claims probable in rehabilitation, and other	2,641,747	(1,273,535)	1,368,212	2,641,747	(1,273,535)	1,368,212

(Installments receivable on settlement projects in total)	2,859,515	(1,398,409)	1,461,106	2,641,747	(1,273,535)	1,368,212

Total	1,928,073,209	(702,858,862)	1,225,214,347	1,000,533,298	(222,575,220)	777,958,078

*
Standard for appropriation of allowance for loan losses is described in No. 5 of Significant Accounting Policies.

(6) Details of asset retirement obligations

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Obligations of restoration to original state based on a building lease agreement	276,125,850	0	0	276,125,850	Specified expenses in Accounting Standard for Incorporated Administrative Agency No. 91

(7) Details of capital and capital surplus

(Unit: Yen)

Classification		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Capital	Government investment	63,217,211,863	0	0	63,217,211,863

	Total	63,217,211,863	0	0	63,217,211,863

	Capital surplus

	Facility expenses	1,858,502,287	239,627,598	0	2,098,129,885	Increase due to acquisition of non-current assets

	Operational grants	165,777,111	38,728,361	12,800,995	191,704,477	Increase/decrease due to long-term guarantee deposits

	Specified assets in Accounting Standard for Incorporated Administrative Agency No. 87	(122,494,000)	0	0	(122,494,000)

	Accumulated disposal and sale differential of non-current assets not included in expenses	(3,916,927,717)	2,052	444,998,045	(4,361,923,710)	Decrease due to sale or disposal of inherited assets

	Lease contracts	(113,690,859)	0	0	(113,690,859)

	Reserve fund carried over from the previous Mid-term Objective period	5,560,950	3,186,440	0	8,747,390	Increase due to acquisition of non-current assets

Capital surplus	Specified expenses in Accounting Standard for Incorporated Administrative Agency No. 99	2,454,946,431	0	0	2,454,946,431

	Total	331,674,203	281,544,451	457,799,040	155,419,614

	Accumulated depreciation not included in expenses	(16,778,074,305)	(1,316,411,162)	(368,519,385)	(17,725,966,082)	Increase due to depreciation of non-current assets

	Total	(16,778,074,305)	(1,316,411,162)	(368,519,385)	(17,725,966,082)

	Accumulated impairment loss not included in expenses	(289,381,446)	0	0	(289,381,446)

	Total	(289,381,446)	0	0	(289,381,446)

	Accumulated interest expenses not included in expenses	(7,189,037)	0	0	(7,189,037)

	Total	(7,189,037)	0	0	(7,189,037)

	Total balance	(16,742,970,585)	(1,034,866,711)	89,279,655	(17,867,116,951)

(8) Details of reserve fund and details of reversal of reserve fund for specific purpose

1.
Details of reserve fund

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Reserve fund carried over from the previous Mid-term Objective period	2,033,044,826	0	255,909,379	1,777,135,447

Reserve fund of Paragraph 1 Article 44 of the Act on General Rules	1,681,756,203	1,436,297,748	0	3,118,053,951	Increase from the profit appropriation for Business Year 2014

Total	3,714,801,029	1,436,297,748	255,909,379	4,895,189,398

2.
Details of reversal of reserve fund for specific purpose

(Unit: Yen)

Classification		Amount	Remarks

Reversal amount of reserve fund for specific purpose	Reserve fund carried over from previous Mid-term Objective period	252,722,939	Advance payments and prepaid expenses expensed for the current period	252,722,939

Others	Reserve fund carried over from previous Mid-term Objective period	3,186,440	Purchase of assets	3,186,440

Total		255,909,379

(9) Details of operational grant liabilities, transfer for the current period, etc.

1.
Details of changes in operational grant liabilities

(Unit: Yen)

			Transfer for the current period

The year of grant	Balance at the beginning of the period	Operational grants for the current period	Revenues from operational grants	Contra- accounts for assets funded by operational grants	Capital surplus	Subtotal	Balance at the end of the period

Business year 2012	2,153,786,178	0	1,237,762,018	0	0	1,237,762,018	916,024,160

Business year 2013	7,683,620,474	0	4,256,824,125	0	0	4,256,824,125	3,426,796,349

Business year 2014	36,403,575,650	0	25,032,925,391	23,342,951	741,719	25,057,010,061	11,346,565,589

Business year 2015	0	154,035,701,000	122,343,164,617	707,101,201	37,384,644	123,087,650,462	30,948,050,538

Total	46,240,982,302	154,035,701,000	152,870,676,151	730,444,152	38,126,363	153,639,246,666	46,637,436,636

2.
Details of transfer of operational grant liabilities for the current period

(1)
Grant provided in business year 2012

(Unit: Yen)

Classification		Amount	Breakdown

	Revenues from operational grants	1,237,762,018	(1)	Operation to which the revenue recognition method based on incurred expenses is applied: all operations financed by operational grants

Transfer amount in accordance with the revenue recognition method based on incurred expenses	Contra-accounts for assets funded by operational grants	0	(2)	Profit and loss in relation to the operation a) Amount of expenses recorded in the statement of income: ¥1,237,762,018 (Operating expenses: ¥1,237,762,018)

	Capital surplus	0

	Total	1,237,762,018

  (2)
  Grant provided in business year 2013

(Unit: Yen)

Classification	Amount	Breakdown

Revenues from operational grants	4,256,824,125	(1)	Operation to which the revenue recognition method based on incurred expenses is applied: all operations financed by operational grants

Transfer amount in accordance with the revenue recognition method based on incurred expenses	Contra-accounts for assets funded by operational grants	0	(2)	Profit and loss in relation to the operation
a)    Amount of expenses recorded in the statement of income: ¥4,256,824,125
			(Operating expenses: ¥4,240,030,264, General administrative expenses: ¥16,793,861)

Capital surplus	0

Total	4,256,824,125

  (3)
  Grant provided in business year 2014

(Unit: Yen)

Classification	Amount	Breakdown

Revenues from operational grants	25,032,925,391	(1)	Operation to which the revenue recognition method based on incurred expenses is applied: all operations financed by operational grants

Transfer amount in accordance with the revenue recognition method based on incurred expenses	Contra-accounts for assets funded by operational grants	23,342,951	(2)	Profit and loss in relation to the operation
a)    Amount of expenses recorded in the statement of income: ¥25,032,925,391
(Operating expenses: ¥24,780,716,890, General administrative expenses: ¥252,208,501)
b)    Acquisition cost of non-current assets: ¥23,342,951
(Vehicles: ¥23,342,951)
			c) Long-term guarantee deposits: ¥741,719

Capital surplus	741,719

Total	25,057,010,061

  (4)
  Grant provided in business year 2015

(Unit: Yen)

Classification	Amount	Breakdown

		(1)	Operation to which the revenue recognition method based on incurred expenses is applied: all operations financed by operational grants
Revenues from operational grants	122,343,164,617	(2)	Profit and loss in relation to the operation
a)    Amount of expenses recorded in the statement of income: ¥215,733,923,694
(Operating expenses: ¥206,371,802,997, General administrative expenses: ¥9,362,120,697)
			b) Repayment amount for lease obligations: ¥149,399,986

			c) Revenues recorded in relation to self-revenues: ¥3,816,522,320
			(Revenues from contracted programs: ¥1,231,475,994, Revenues from interest on development projects: ¥15,958,529, Revenues from settlement projects: ¥174,057,
Transfer amount in accordance with the revenue recognition method based on incurred expenses	Contra-accounts for assets funded by operational grants	707,101,201	Revenues from emigration projects: ¥3,552,080, Donation revenues: ¥11,744,374,
Revenues from subsidy for facilities: ¥10,446,402, Interest income: ¥43,283,139,
Miscellaneous income: ¥2,490,631,392, Gain on sales of non-current assets: ¥9,256,353)
d)    Acquisition cost of non-current assets: ¥707,101,201
Stored goods: ¥123,396,919, Buildings: ¥295,622,573, Structures: ¥42,009,685, Machinery and equipment: ¥6,091,559, Vehicles ¥98,749,679,
Tools, furniture, and fixtures: ¥75,818,242, Construction in progress: ¥11,803,860
			Software in progress: ¥47,656,245, Long-term guarantee deposits: ¥5,952,439)

			e) Amount recorded as long-term guarantee deposits: ¥37,384,644
Capital surplus	37,384,644	(3)	Estimation basis of transfer amount of operational grants
			Repayment amount of lease obligations (B) is added to the amount of expenses recorded in the statement of income (A), from which expenditure financed by resources other than operational grants (reserve fund carried over from the previous Mid-term Objective period and funds for grant aid) (C), expenditure to which self-revenues are allocated (D) and depreciation, etc., (E) are deducted. The calculation result is transferred to revenue.

Total	123,087,650,462		(A) ¥215,733,923,694 + (B) ¥149,399,986–(C) ¥91,404,386,663–(D) ¥1,593,307,774–(E) ¥542,464,626 = ¥122,343,164,617

3.
Details of the balance of operational grant liabilities

(Unit: Yen)

The year of grant	Balance of operational grant liabilities		Reasons for the accrual of balance and revenue generation plan

Business year 2012	Balance in relation to operations to which the revenue recognition method based on incurred expenses is applied	916,024,160	Reasons for the accrual of balance of operational grant liabilities are as follows: carryover to the next business year due to inevitable reasons, etc.

The balance of operational grant liabilities carried forward to the next business year will be transferred to revenue in the next business year.

	Total	916,024,160

Business year 2013	Balance in relation to operations to which the revenue recognition method based on incurred expenses is applied	3,426,796,349	Reasons for the accrual of balance of operational grant liabilities are as follows: carryover to the next business year due to inevitable reasons, etc., and posting as advance payments, etc.

The balance of operational grant liabilities carried forward to the next business year will be transferred to revenue in the next business year.

Out of the balance of operational grant liabilities, the balance of special operating expenses amounts to ¥219.

	Total	3,426,796,349

Business year 2014	Balance in relation to operations to which the revenue recognition method based on incurred expenses is applied	11,346,565,589	Reasons for the accrual of balance of operational grant liabilities are as follows: carryover to the next business year due to inevitable reasons, etc., and posting as advance payments, prepaid expenses, etc.

The balance of operational grant liabilities carried forward to the next business year will be transferred to revenue in the next business year.

	Total	11,346,565,589

Business year 2015	Balance in relation to operations to which the revenue recognition method based on incurred expenses is applied	30,948,050,538	Reasons for the accrual of balance of operational grant liabilities are as follows: carryover to the next business year due to inevitable reasons, etc., and posting as advance payments, prepaid expenses, etc.

The balance of operational grant liabilities carried forward to the next business year will be transferred to revenue in the next business year.

	Total	30,948,050,538

(10) Details of facility expenses

(Unit: Yen)

		Breakdown of the accounting treatment mentioned on the left side			Remarks

Classification	Amount granted in the current period	Construction in progress facility expenses	Capital surplus	Revenues from subsidy for facilities

Subsidy for facilities	250,074,000	0	239,627,598	10,446,402

Total	250,074,000	0	239,627,598	10,446,402

(11) Details of remunerations and salaries of officers and employees

(Unit: Thousands of yen, persons)

	Remunerations or salaries		Retirement benefits

Classification	Payment amount	Number of people	Payment amount	Number of people

Officers	170,279	12	0	0

Employees	15,274,953	1,889	840,316	90

Total	15,445,232	1,901	840,316	90

(Notes)	1.	Standard of payment of remunerations and retirement benefits to officers

Remunerations and retirement benefits to officers are paid based on "Rules on Remuneration for Officers" and "Rules on Retirement Benefits for Officers" in place for Incorporated Administrative Agency—Japan International Cooperation Agency.
	2.	Standard of payment of salaries and retirement benefits to employees

Salaries and retirement benefits to employees are paid based on "Rules on Salaries for Employees" and "Rules on Retirement Benefits for Employees" in place for Incorporated Administrative Agency—Japan International Cooperation Agency.
	3.	Number of people
As for the number of people to whom remunerations or salaries are paid, the average number of JICA officers and employees during the period is used.
	4.	Others
There are no part-time officers or employees classified as external members.

(12) Segment information to be disclosed

(Unit: Yen)

Classification	(1) Technical cooperation	(2) Grant aid	(3) Citizens' cooperation activities, etc.	(4) Emigration	(5) Disaster relief activities	(6) Personnel training and securing	(7) Research and study	(8) Contracted programs	(9) Other operations	Subtotal	(10) Corporate common expenses, etc.	Total

I. Operating expenses, revenues, and profits and losses

Operating expenses	73,432,971,993	91,343,273,581	16,512,543,070	359,652,926	784,796,431	1,422,250,225	16,372,806,036	1,231,475,994	11,744,374	201,471,514,630	34,703,977,185	236,175,491,815

Outsourcing expenses	37,394,152,818	176,695,188	4,342,150,268	123,477,480	230,620,046	0	12,618,840,604	1,162,106,715	9,808,196	56,057,851,315	0	56,057,851,315

Fees paid to experts	9,822,770,420	0	7,384,532,148	0	44,488,851	1,372,188,108	1,218,502,213	0	0	19,842,481,740	10,000,346,830	29,842,828,570

Travelling and transportation expenses	11,379,783,829	0	1,847,040,727	44,365,058	239,959,330	0	0	0	0	13,511,148,944	3,540,652,247	17,051,801,191

Personnel expenses	0	—	—	—	—	—	—	—	—	—	13,563,147,781	13,563,147,781

Expenses for purchasing and sending equipment	0	0	0	0	189,544,658	0	1,111,027,663	0	0	1,300,572,321	0	1,300,572,321

Insurance premiums	0	0	0	0	0	0	0	0	0	0	0	0

Subsidies	0	0	0	46,791,327	0	0	0	0	0	46,791,327	0	46,791,327

Fund provision	0	91,151,663,724	0	0	0	0	0	0	0	91,151,663,724	0	91,151,663,724

Other expenses	14,836,264,926	14,914,669	2,938,819,927	145,019,061	80,183,546	50,062,117	1,424,435,556	69,369,279	1,936,178	19,561,005,259	7,599,830,327	27,160,835,586

General administrative expenses	—	—	—	—	—	—	—	—	—	—	9,631,123,059	9,631,123,059

Fees paid to experts	—	—	—	—	—	—	—	—	—	—	1,133,051,151	1,133,051,151

Travelling and transportation expenses	—	—	—	—	—	—	—	—	—	—	526,923,838	526,923,838

Personnel expenses	—	—	—	—	—	—	—	—	—	—	2,722,400,949	2,722,400,949

Rents	—	—	—	—	—	—	—	—	—	—	2,444,076,563	2,444,076,563

Other expenses	—	—	—	—	—	—	—	—	—	—	2,804,670,558	2,804,670,558

Depreciation	—	—	—	—	—	—	—	—	—	—	454,820,354	454,820,354

Loan losses	0	0	0	0	0	0	0	0	32,185,656	32,185,656	0	32,185,656

Financial expenses	—	—	—	—	—	—	—	—	—	—	324,482,111	324,482,111

Miscellaneous loss	0	0	0	0	0	0	0	0	0	0	556,813	556,813

Total	73,432,971,993	91,343,273,581	16,512,543,070	359,652,926	784,796,431	1,422,250,225	16,372,806,036	1,231,475,994	43,930,030	201,503,700,286	45,114,959,522	246,618,659,808

Operating revenues

Revenues from operational grants	72,880,208,870	191,609,857	16,501,156,543	359,652,926	712,956,985	1,412,152,751	16,372,806,036	0	0	108,430,543,968	44,440,132,183	152,870,676,151

Revenues from grant aid	0	91,151,663,724	0	0	0	0	0	0	0	91,151,663,724	0	91,151,663,724

Revenues from contracted programs	0	0	0	0	0	0	0	1,231,475,994	0	1,231,475,994	0	1,231,475,994

Revenues from interest on development projects	0	0	3,348,408	0	0	0	0	0	0	3,348,408	12,610,121	15,958,529

Revenues from settlement projects	0	0	0	0	0	0	0	0	0	0	174,057	174,057

Revenues from emigration projects	0	0	0	0	0	0	0	0	0	0	3,552,080	3,552,080

Donation revenues	0	0	0	0	0	0	0	0	11,744,374	11,744,374	0	11,744,374

Revenues from subsidy for facilities	—	—	—	—	—	—	—	—	—	—	10,446,402	10,446,402

Reversal of allowance for loan losses	0	0	0	0	0	0	0	0	61,604,856	61,604,856	0	61,604,856

Reversal of contra-accounts for assets funded by operational grants	0	0	0	0	71,839,446	0	0	0	0	71,839,446	289,164,028	361,003,474

Financial revenues	—	—	—	—	—	—	—	—	—	—	43,283,139	43,283,139

Miscellaneous income	306,823,215	0	8,038,119	0	0	0	0	0	0	314,861,334	2,175,770,058	2,490,631,392

Total	73,187,032,085	91,343,273,581	16,512,543,070	359,652,926	784,796,431	1,412,152,751	16,372,806,036	1,231,475,994	73,349,230	201,277,082,104	46,975,132,068	248,252,214,172

Operating income and loss	(245,939,908)	0	0	0	0	(10,097,474)	0	0	29,419,200	(226,618,182)	1,860,172,546	1,633,554,364

II. Total assets

Cash and deposits	0	47,843,000,577	0	0	0	0	0	17,935,442	2,943,826,671	50,804,762,690	46,809,888,947	97,614,651,637

Securities	0	84,000,000,000	0	0	0	0	0	0	0	84,000,000,000	0	84,000,000,000

Advance payments	18,651,477,654	30,353,000	243,391,573	0	0	0	4,182,300,181	0	0	23,107,522,408	254,101,838	23,361,624,246

Buildings	—	—	—	—	—	—	—	—	—	—	24,658,380,730	24,658,380,730

Land	—	—	—	—	—	—	—	—	—	—	14,735,916,546	14,735,916,546

Other assets	63,799,327	47,719	30,294,451	0	410,808,865	0	3,824,285	4,155,518	748,767,884	1,261,698,049	6,380,224,051	7,641,922,100

Total	18,715,276,981	131,873,401,296	273,686,024	0	410,808,865	0	4,186,124,466	22,090,960	3,692,594,555	159,173,983,147	92,838,512,112	252,012,495,259

(Notes)
1.  Segment classification and main descriptions

Operations are classified into eight segments in accordance with descriptions of the Mid-term Plan based on operations specified in Article 13 of the Act of the Incorporated Administrative Agency—Japan International Cooperation Agency.

Operations in relation to donations and operations in relation to management and collection of loans for development projects and other claims as well as operations prescribed in Article 13 are organized as other operations.

  1)
  Operations in relation to technical cooperation

  2)
  Operations in relation to grant aid

  3)
  Operations in relation to citizens' cooperation activities, etc.

  4)
  Operations in relation to emigration projects

    5)
    Operations in relation to disaster relief activities

    6)
    Operations in relation to personnel training and securing

    7)
    Operations in relation to research and study

    8)
    Operations in relation to contracted programs

  2.
  Disclosure of operating expenses

  (1)
  Operating expenses in the statement of income are shown as operating expenses according to natural expense classification. Items that account for less than 5% of the total amount allocated to each segment are included in other expenses.

  The relationship between operating expenses in this list and operating expenses in the statement of income is as follows:

  1)
  Technical cooperation: amount of expenses for technical cooperation projects

  2)
  Grant aid: amount of expenses for grant aid (operation support) and expenses for grant aid

  3)
  Citizens' cooperation activities, etc.: amount of expenses for public participation-based cooperation

  4)
  Emigration: amount of expenses for emigration projects

  5)
  Disaster relief activities: amount of expenses for disaster relief activities

  6)
  Personnel training and securing: amount of expenses for training and securing the personnel

  7)
  Research and study: amount of expenses for assistance promotion * The amount includes expenses for surveys, such as cooperation preparation surveys

  8)
  Contracted programs: amount of expenses for contracted programs

  9)
  Other operations: amount of expenses for donation projects

  10)
  Corporate common expenses, etc.: amounts of expenses related to operation, expenses for operation support, and facility expenses

  (2)
  Personnel expenses and rents, which accrue in relation to expenses related to operation and expenses for operation support that have been classified as corporate common expenses, etc., cannot be allocated to each segment due to the following reasons:

  1)
  Personnel expenses: employees are in charge of several operations and their involvement in each operation is not uniform

  2)
  Rents: a wide variety of buildings are included in target property and they are used for multiple operations

  3.
  Disclosure of total assets

  Assets are shown in account items of the balance sheet. Items that account for less than 5% of total assets are included in other assets.

  4.
  Costs that are not reported as expenses in the statement of income and that should be disclosed are as follows, and they are classified as corporate common expenses, etc.

  (1)
  Accumulated depreciation not included in expenses amounts to ¥1,316,411,162.

  (2)
  Accumulated disposal and sale differential not included in expenses amounts to a loss of ¥76,476,608.

  (3)
  Estimated bonus payments not included in provision amounts to ¥90,095,805.

  (4)
  Estimated increase in retirement benefits not included in provision amounts to a loss of ¥12,604,721,620.

  5.
  Partial operating expenses and general administrative expenses are financed by operational grants and reserve fund carried over from the previous Mid-term Objective period, which amount to ¥252,722,939, and the classifications and amounts are as follows:

  (1)
  Technical cooperation: ¥245,939,908; (10) Corporate common expenses, etc.: ¥6,783,031

  6.
  Because operating expenses for (1) Technical cooperation and (3) Citizens' cooperation activities, etc., are financed by operational grants and revenues from operations, equivalent amounts are shown as miscellaneous income in operating revenues.

  7.
  "—" is shown in the columns of amounts of items that have been organized only as corporate common expenses, etc., because they cannot be allocated to individual segments.

(13) Details of Grant-in-Aid for Scientific Research

(Unit: Yen)

Classification	Amount granted in the current period	Number of the projects	Remarks

Grant-in-Aid for Challenging Exploratory Research A	(848,643)
	210,000	1

Grant-in-Aid for Challenging Exploratory Research B	(1,600,000)		Japan Society for the Promotion of Science
	480,000	1	Grant-in-Aid for Scientific Research

Grant-in-Aid for Challenging Exploratory Research C	(1,500,000)
	450,000	1

Total	(3,948,643) 1,140,000	3

(Note)
Amount granted in the current period indicate the amount equivalent to indirect expenses. The amount equivalent to direct expenses are indicated in parentheses.

(14) Details of main assets and liabilities other than those mentioned above

1.
Cash and deposits

(Unit: Yen)

Classification	Amount	Remarks

Cash	3,004,247
Cash in foreign currency	21,391,544
Deposit accounts	88,636,853,236
Checking accounts	3,034
Checking accounts in foreign currency	2,953,399,576
Time deposits	6,000,000,000

Total	97,614,651,637

2.
Advance payments

(Unit: Yen)

Classification	Amount	Counterparty	Remarks

Operating expenses	23,361,151,649	NIPPON KOEI CO., LTD.,etc
General administrative expenses	472,597	Individual

Total	23,361,624,246

3.
Funds for grant aid

(Unit: Yen)

Classification	Amount	Counterparty	Remarks

Funds for grant aid	130,378,380,429	Republic of the Union of Myanmar, etc.

Total	130,378,380,429

4.
Accounts payable

(Unit: Yen)

Classification	Amount	Counterparty	Remarks

Operating expenses	15,143,026,405	NIPPON KOEI CO., LTD., etc.
General administrative expenses	1,280,235,945	NTT Communications Co., Ltd., etc.
Expenses for contracted programs	195,201,349	Yachiyo Engineering Co., Ltd., etc.
Expenses for grant aid	1,464,667,867	Republic of the Union of Myanmar, etc.
Expenses for donation projects	64,775	Sonorite Co., Ltd., etc.
Others	166,631,272	Mutual Aid Association of JICA, etc.

Total	18,249,827,613

(15) Details of affiliated companies and relevant public interest corporations

Corporation type and name	(Relevant public interest corporations, etc.)		(Relevant public interest corporations, etc.)

Items	Japan Overseas Cooperative Association		The Association of Nikkei & Japanese Abroad

Outline of operations

(1)   International cooperative activities in developing countries and activities pertaining to the promotion, promulgation, and edification of international exchange and global understanding.

(2)   Assistance for postdisaster restoration and peace-building activities.

(3)   Activities pertaining to cooperation and collaboration with international and domestic support agencies, international cooperation associations, and other institutions.

(4)   Activities pertaining to support for the development of a multicultural symbiotic society and vitalization and internationalization of societies.

(5)   Activities to support integrated community building and human resource development involving various sectors for the purpose of regional revitalization in cooperation in local communities.

(1)   Planning, support on coordination and implementation of project for the purpose of integrated community building including various sectors such as education, welfare service and industrial promotion

(2)   Category II social welfare services prescribed in article 2 of the Social Welfare Act

(a)   Based on Child Welfare Act:

—   day care services for handicapped children

—   consultation services for handicapped children

—   after-school child sound upbringing services

—   regional base services of the child care support

—   nursery center management services

(b)   Based on act on Social Welfare for the Elderly

—   senior in-home care services

—   senior day-services

(c)   Based on act to comprehensively support daily and social lives of persons with disabilities

—   welfare services for persons with disabilities

—   consultation support services

—   services to support regional life

—   management of community activity support centers

(3)   Human resource development and training

(6)   Other activities necessary to achieve the objectives of the Association.

(1)   Support and promulgation of economic, cultural, educational, and social activities in cooperation with overseas and domestic Japan-related organizations or by itself.

(2)   Cooperation pertaining to carrying out of international cooperative activities and international exchange activities.

(3)   Collaboration with municipalities and international exchange associations

(4)   Promulgation both at home and abroad of research outcomes and knowledge regarding activities pertaining international cooperation and international exchange endeavors

(5)   Provision of information and collaboration regarding migration and overseas expansion of businesses

(6)   Establishment and operation of centers for Japanese abroad

(7)   Consultations and intermediation for and regarding Japanese abroad

(8)   Publicity of and edification regarding situations in Japan

(9)   Organizing of the convention of Nikkei and Japanese abroad

(10) Edification regarding investment from overseas, investment overseas, and businesses

(11) Other activities necessary for the fulfillment of public good

Name of officers	Number of officers: 27 President: YoshimasaTominaga Board member: Kazuto Kitano (Former Director General of the Nihon-matsu Training Center of JICA)		Number of officers: 16 President: Keiji Yamada Director: Hiroyo Sasaki (Former Vice-President of JICA)

Association chart on transactions between relevant public interest corporations and JICA

Assets	1,288,962,154 yen		212,369,769 yen

Liabilities	383,938,347 yen		153,000,087 yen

Balance of net assets at the beginning of the business year	1,105,139,136 yen		45,733,736 yen

Changes in net assets for the current period

Changes in general net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	0 yen	—Subsidy received, etc.	0 yen
—Other revenues	—Other revenues	2,740,091,113 yen	—Other revenues	431,222,056 yen
o Expenses	o Expenses	2,943,312,453 yen	o Expenses	417,586,110 yen

Changes in specified net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	0 yen	—Subsidy received, etc.	0 yen
—Other revenues	—Other revenues	3,106,011 yen	—Other revenues	0 yen
o Expenses	o Expenses	0 yen	o Expenses	0 yen

Balance of net assets at the end of the business year	905,023,807 yen		59,369,682 yen

Total revenues for the current period	—		429,333,125 yen

Total expenditures for the current period	—		417,561,207 yen

Amount of difference between revenues and expenditures for the current period	—		11,771,918 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A		N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: ¥281,280,644, Accounts receivable: ¥126,546		Accounts payable: ¥30,496,035

Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	2,284,284,621 yen 1,500,994,132 yen 65.7%) (1,015,829,909 yen 67.7%) (52,563,012 yen 3.5%) (10,800,000 yen 0.7%)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	418,234,835 yen 192,985,953 yen 46.1%) (102,859,793 yen 53.3%) (35,048,029 yen 18.2%) (52,028,965 yen 27.0%)

(Note)    Pursuant to "Concerning the revision of the accounting standards for public-interest corporations (agreement from the liaison council of relevant agencies guidance, supervision, etc., of public-interest corporations, etc., of October 14, 2004) ("Accounting Standards for Public-interest Corporations" hereinafter)," the entity is not legally required to create a statement of revenues and expenses; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)		(Relevant public interest corporations, etc.)

Items	Kitakyushu International Techno-Cooperative Association		Japan International Medical Technology Foundation

Outline of operations

(1)   Development of necessary research studies and educational curriculums, creation and undertaking of training programs, dispatch of experts, and transfer of technologies overseas

(2)   Planning and undertaking of activities to promote international goodwill

(3)   Planning and undertaking of other activities for the purpose of fulfilling the aims of this association

(1)   Training of experts from overseas in medical technology

(2)   Overseas dispatch of Japanese experts in medical technology and related areas

(3)   International cooperation with medical care-related organizations in Japan and overseas

(4)   Research and promotion of medical technologies in Japan and overseas

(5)    Disaster medical care

(6)   Other activities necessary to achieve the objective of the association

Name of officers	Number of officers: 12 President: Hideki Furuno		Number of officers: 15 Representative Director: Shigeki Hayashi

Association chart on transactions between relevant public interest corporations and JICA

Assets	627,230,047 yen		356,238,902 yen

Liabilities	21,656,726 yen		21,143,163 yen

Balance of net assets at the beginning of the business year	612,266,204 yen		245,138,612 yen

Changes in net assets for the current period

Changes in general net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	32,750,000 yen	—Subsidy received, etc.	0 yen
—Other revenues	—Other revenues	192,081,360 yen	—Other revenues	149,715,891 yen
o Expenses	o Expenses	375,524,243 yen	o Expenses	58,633,996 yen

Changes in specified net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	0 yen	—Subsidy received, etc.	0 yen
—Other revenues	—Other revenues	144,000,000 yen	—Other revenues	5,352,333 yen
o Expenses	o Expenses	0 yen	o Expenses	6,477,101 yen

Balance of net assets at the end of the business year	605,573,321 yen		335,095,739 yen

Total revenues for the current period	431,229,862 yen		—

Total expenditures for the current period	429,231,853 yen		—

Amount of difference between revenues and expenditures for the current period	1,998,009 yen		—

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A		N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: ¥13,962,329		N/A

Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	186,985,837 yen 163,486,855 yen 87.4%) (0 yen 0.0%) 163,486,855 yen 100.0%) (0 yen 0.0%)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	2,775,120 yen 0 yen 0.0%) (0 yen 0.0%) (0 yen 0.0%) (0 yen 0.0%)

(Note 1) The above amount pertains to the period from April 1, 2014, through March 31, 2015.

(Note 2)      The entity is not legally required to create a statement of revenues and expenses pursuant to the "Accounting Standards for Public-interest Corporations"; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)		(Relevant public interest corporations, etc.)

Items	The International Nursing Foundation of Japan		International Civil and Commercial Law Centre Foundation

Outline of operations

(1)   Organizing lectures and seminars

(2)   Providing scholarships to graduate students who engage in international nursing studies

(3)   Undertaking of technological cooperation for developing nations, etc.

(4)   Other activities necessary for the purpose of fulfilling the aims of this foundation

(1)   Carrying out of training of personnel handling civil and commercial law chiefly in Asia and support

(2)   Invitation and dispatch, both from and to Japan, of researchers and experts on civil and commercial law and support

(3)   Organizing and support of lectures, study sessions, symposiums, seminars and other meetings for the purpose of research, study, training, and information exchange on civil and commercial law both in Japan and abroad

(4)    Gathering of information and material on civil and commercial law both in Japan abroad and conducting and support of such research and study

(5)   Publication of journals and other documents and distribution

(6)   Collaboration and cooperation with related institutes and organizations both in Japan and abroad

(7)   Other activities necessary to fulfill the aims

Name of officers	Number of officers: 7 President: Kayoko Shimizu		Number of officers: 9 Representative director and chairman: Kenji Miyahara Director: Gotaro Ogawa (Former JICA Head of General Administration)

Association chart on transactions between relevant public interest corporations and JICA

Assets	99,319,758 yen		87,628,904 yen

Liabilities	1,161,587 yen		1,775,205 yen

Balance of net assets at the beginning of the business year	133,136,865 yen		82,864,074 yen

Changes in net assets for the current period

Changes in general net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	1,800,000 yen	—Subsidy received, etc.	0 yen
—Other revenues	—Other revenues	73,310,596 yen	—Other revenues	95,489,609 yen
o Expenses	o Expenses	81,431,056 yen	o Expenses	94,999,984 yen

Changes in specified net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	0 yen	—Subsidy received, etc.	0 yen
—Other revenues	—Other revenues	0 yen	—Other revenues	2,500,000 yen
o Expenses	o Expenses	28,658,234 yen	o Expenses	0 yen

Balance of net assets at the end of the business year	98,158,171 yen		85,853,699 yen

Total revenues for the current period	—		—

Total expenditures for the current period	—		—

Amount of difference between revenues and expenditures for the current period	—		—

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A		N/A

Details of receivables and payables to relevant public interest corporations	N/A		Accounts payable: ¥27,096,711

Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	34,725,133 yen 24,803,700 yen 71.4%) (0 yen 0.0%) (24,803,700 yen 100.0%) (0 yen 0.0%)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	74,718,145 yen 74,718,145 yen 100.0%) (74,718,145 yen 100.0%) (0 yen 0.0%) (0 yen 0.0%)

(Note)    The entity is not legally required to create a statement of revenues and expenses pursuant to the "Accounting Standards for Public-interest Corporations"; hence, such a statement is not prepared.

(Note)    The entity is not legally required to create a statement of revenues and expenses pursuant to the "Accounting Standards for Public-interest Corporations"; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)		(Relevant public interest corporations, etc.)

Items	Pacific Resource Exchange Center		i-i-network (Research and Action for Community Governance)

Outline of operations

(1)   Fostering human resources to contribute mainly to the growth of developing countries, etc.

(2)   Economic, cultural, and personal exchange activities mainly with developing countries, etc.

(3)   Cultivating human resources tasked with economic, cultural, and personal exchange activities mainly with developing countries.

(4)   Gathering information and research/study related to economic cooperation

(5)   Public awareness and publicity concerning the aforementioned activities

(6)    Other activities necessary for the achievement of objectives of this corporate body

(1)   Activities to promote sharing of experiences regarding community-based development

(2)   Education and training, providing of information regarding international cooperation, and community-based development

(3)   Support for community-based development in Japan and around the world

(4)   Research, study, and publication activities regarding community-based development and international cooperation

(5)   Introducing products made by people engaged in community-based development in Japan and around the world

(6)   Other activities necessary to fulfill the aims of this organization

Name of officers	Number of officers: 18 Chairman: Kiyoshi Otsubo		Number of officers: 7 Representative director: Makoto Nagahata

Association chart on transactions between relevant public interest corporations and JICA

Assets	4,392,892,113 yen		9,092,091 yen

Liabilities	51,383,463 yen		6,821,083 yen

Balance of net assets at the beginning of the business year	4,110,395,206 yen		4,758,193 yen

Changes in net assets for the current period

Changes in general net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	0 yen	—Subsidy received, etc.	20,380,717 yen
—Other revenues	—Other revenues	375,593,297 yen	—Other revenues	31,558,886 yen
o Expenses	o Expenses	144,479,853 yen	o Expenses	52,926,788 yen

Changes in specified net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	0 yen	—Subsidy received, etc.	0 yen
—Other revenues	—Other revenues	0 yen	—Other revenues	0 yen
o Expenses	o Expenses	0 yen	o Expenses	1,500,000 yen

Balance of net assets at the end of the business year	4,341,508,650 yen		2,271,008 yen

Total revenues for the current period	—		51,939,603 yen

Total expenditures for the current period	—		54,426,788 yen

Amount of difference between revenues and expenditures for the current period	—		(2,487,185 yen)

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A		N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: ¥5,590,278, Accounts receivable: ¥3,461,231		N/A

Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	93,447,367 yen 66,328,403 yen 71.0%) (0 yen 0.0%) (66,328,403 yen 100.0%) (0 yen 0.0%)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	31,307,000 yen 29,706,301 yen 94.9%) (0 yen 0.0%) 29,706,301 yen 100%) (0 yen 0.0%)

(Note 1) The above amount pertains to the period from April 1, 2014, through March 31, 2015	(Note) The above amount pertains to the period from July 1, 2014, through June 30, 2015.

(Note 2)      The entity is not legally required to create a statement of revenues and expenses pursuant to the "Accounting Standards for Public-interest Corporations"; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)		(Relevant public interest corporations, etc.)

Items	Overseas Agricultural Development Association		Agricultural Development Consultants Association

Outline of operations

(1)   Proposal regarding effective undertaking of overseas agricultural development cooperation

(2)   Guidance and advice for overseas agricultural development cooperation by private-sector companies

(3)   Cooperation for activities by the government and private-sector companies regarding overseas agricultural development cooperation

(4)   Research and study regarding overseas agricultural development cooperation

(5)   Gathering and providing of information regarding overseas agricultural development cooperation

(6)   Carrying out of collaborative activities with community organizations regarding rural community promotion in Japan

(7)   Capacity building and securing of personnel who engage in rural community promotion in Japan

(8)   Establishment and operation of necessary facilities for aforementioned activities

(9)   Other activities necessary to fulfill the aims of this organization

(1)   Technical research to create projects for overseas agricultural development

(2)   Research of information and gathering of material regarding overseas agricultural development

(3)   Guidance and advice for consulting firms and organizations

(4)   Organizing lectures and symposiums regarding overseas technical assistance

(5)    Support regarding activities for overseas agricultural development

(6)   Other activities necessary to fulfill the aims of this association

Name of officers	Number of officers: 9 President: Hidekazu Toyohara		Number of officers: 8 Chairman: Shigeyasu Aoyama Director: Ryuzo Nishimaki (Former Director General for Rural Development Department of JICA)

Association chart on transactions between relevant public interest corporations and JICA

Assets	17,365,613 yen		106,093,969 yen

Liabilities	17,185,194 yen		9,117,467 yen

Balance of net assets at the beginning of the business year	29,936 yen		101,353,205 yen

Changes in net assets for the current period

Changes in general net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	0 yen	—Subsidy received, etc.	30,518,000 yen
—Other revenues	—Other revenues	122,528,364 yen	—Other revenues	41,791,233 yen
o Expenses	o Expenses	122,374,881 yen	o Expenses	76,685,936 yen

Changes in specified net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	0 yen	—Subsidy received, etc.	0 yen
—Other revenues	—Other revenues	0 yen	—Other revenues	0 yen
o Expenses	o Expenses	0 yen	o Expenses	0 yen

Balance of net assets at the end of the business year	180,419 yen		96,976,502 yen

Total revenues for the current period	—		—

Total expenditures for the current period	—		—

Amount of difference between revenues and expenditures for the current period	—		—

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A		N/A

Details of receivables and payables to relevant public interest corporations	N/A		Accounts receivable: ¥233,854

Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	118,502,545 yen 107,060,738 yen 90.3%) (0 yen 0.0%) (105,220,726 yen 98.3%) (0 yen 0.0%)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	34,814,282 yen 34,814,282 yen 100.0%) (0 yen 0.0%) (34,814,282 yen 100.0%) (0 yen 0.0%)

(Note)    The entity is not legally required to create a statement of revenues and expenses pursuant to the "Accounting Standards for Public-interest Corporations"; hence, such a statement is not prepared.

(Note 1)    The above amount pertains to the period from April 1, 2014, through March 31, 2015

(Note 2)    The entity is not legally required to create a statement of revenues and expenses pursuant to the "Accounting Standards for Public-interest Corporations"; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)		(Relevant public interest corporations, etc.)

Items	Japan Overseas Forestry Consultants Association		Supporting Organization of J.O.C.V.

Outline of operations

(1)   Survey regarding overseas forest and forestry

(2)   Technical development regarding overseas forest and forestry

(3)   Afforestation in developing countries

(4)   Guidance and advice regarding overseas forest and forestry

(5)   Implementation of training regarding overseas forest and forestry

(6)   Gathering and provision of material and information on overseas forest and forestry

(7)   Other activities necessary to fulfill the purposes of the Association

(1)   Activities for the diffusion of cooperation volunteers and their activities for awareness raising and for understanding promotion

(2)   Activities for promoting participation of young generation in cooperation volunteers

(3)   Activities for removing social impediment to participation to cooperation volunteers

(4)   Activities for providing moral support for volunteers after their return

(5)   Activities for supporting social reintegration and sustainable growth of cooperation

(6)   Other activities necessary to achieve the objectives of this corporation

Name of officers	Number of officers: 11 President: Fusho Ozawa		Number of officers: 15 President: Fusao Adachi Standing Director General: Kazuhisa Matsuoka (Former Vice-President of JICA)

Association chart on transactions between relevant public interest corporations and JICA

Assets	267,458,352 yen		60,663,849 yen

Liabilities	212,778,151 yen		2,917,380 yen

Balance of net assets at the beginning of the business year	49,253,102 yen		74,001,322 yen

Changes in net assets for the current period

Changes in general net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	9,400,000 yen	—Subsidy received, etc.	3,000,000 yen
—Other revenues	—Other revenues	309,742,248 yen	—Other revenues	118,260,604 yen
o Expenses	o Expenses	313,715,149 yen	o Expenses	137,515,457 yen

Changes in specified net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	0 yen	—Subsidy received, etc.	0 yen
—Other revenues	—Other revenues	0 yen	—Other revenues	0 yen
o Expenses	o Expenses	0 yen	o Expenses	0 yen

Balance of net assets at the end of the business year	54,680,201 yen		57,746,469 yen

Total revenues for the current period	319,142,248 yen		—

Total expenditures for the current period	323,606,646 yen		—

Amount of difference between revenues and expenditures for the current period	(4,464,398 yen)		—

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A		N/A

Details of receivables and payables to relevant public interest corporations	N/A		Account payable ¥22,893,005

Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	275,827,750 yen 221,500,991 yen 80.3%) (0 yen 0.0%) (157,128,279 yen 70.9%) (64,372,712 yen 29.1%)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	97,194,107 yen 82,714,475 yen 85.1%) (80,306,929 yen 97.1%) (0 yen 0.0%) (0 yen 0.0%)

(Note)    The entity is not legally required to create a statement of revenues and expenses pursuant to the "Accounting Standards for Public-interest Corporations"; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)		(Relevant public interest corporations, etc.)

Items	Overseas Vocational Training Association		Foundation for Advanced Studies on International Development

Outline of operations

(1)   Capacity building of necessary personnel for the planning and promotion of overseas vocational training

(2)    Undertaking of necessary international cooperation such as guidance and advice regarding establishment and operation of training institutions for the planning and promotion of overseas vocational training

(3)   Development and providing of necessary training material and methodology for the planning and promotion of overseas vocational training

(4)   Gathering and providing necessary information and material for the planning and promoting of overseas vocational training

(5)   Assisting the training for foreign trainees in Japan

(6)   Promotion of exchange between foreign trainees and Japanese local communities and families

(7)   Other activities necessary to fulfill the aims of this organization

(1)   Cultivation of human resources for international development

(2)   Research and surveys for international development and assistance policy

(3)   Cooperation for advanced studies regarding international development

(4)   Technical cooperation projects overseas

(5)   Cooperation for private-sector business activities contributing to international development

(6)   Dissemination of information, edification, and publicity regarding international development

(7)   Activities in Japan drawing on insights from aforementioned activities

(8)   Other activities necessary to fulfill the aims of this foundation

Name of officers	Number of officers: 8 President: Isao Aoki		Number of officers: 6 President: Tsuneo Sugishita

Association chart on transactions between relevant public interest corporations and JICA

Assets	377,649,858 yen		820,124,687 yen

Liabilities	123,425,144 yen		102,237,188 yen

Balance of net assets at the beginning of the business year	324,721,066 yen		744,853,414 yen

Changes in net assets for the current period

Changes in general net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	0 yen	—Subsidy received, etc.	1,000,000 yen
—Other revenues	—Other revenues	100,798,641 yen	—Other revenues	223,987,532 yen
o Expenses	o Expenses	171,294,993 yen	o Expenses	251,953,447 yen

Changes in specified net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	0 yen	—Subsidy received, etc.	0 yen
—Other revenues	—Other revenues	0 yen	—Other revenues	0 yen
o Expenses	o Expenses	0 yen	o Expenses	0 yen

Balance of net assets at the end of the business year	254,224,714 yen		717,887,499 yen

Total revenues for the current period	—		—

Total expenditures for the current period	—		—

Amount of difference between revenues and expenditures for the current period	—		—

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A		N/A

Details of receivables and payables to relevant public interest corporations	N/A		Accounts payable: ¥53,300,512

Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	98,595,128 yen 27,073,145 yen 27.5%) (0 yen 0.0%) (23,171,858 yen 85.6%) (3,901,287 yen 14.4%)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	209,176,744 yen 158,223,861 yen 75.6%) (28,073,635 yen 17.7%) (125,428,557 yen 79.3%) (0 yen 0.0%)

(Note 1)    The above amount pertains to the period from April 1, 2014, through March 31, 2015

(Note 2)    The entity is not legally required to create a statement of revenues and expenses pursuant to the "Accounting Standards for Public-interest Corporations"; hence, such a statement is not prepared.

(Note)    The entity is not legally required to create a statement of revenues and expenses pursuant to the "Accounting Standards for Public-interest Corporations"; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)		(Relevant public interest corporations, etc.)

Items	The Overseas Coastal Area Development Institute of Japan		Kyoto Comparative Law Center

Outline of operations

(1)   Research and studies for projects

1.   Research and studies on global coastal development and international logistics

2.   Undertaking cooperative projects related to coastal development and logistics overseas

(2)   International cooperation support activities

1.   Transfer of Japanese technology concerning coastal development and logistics

2.   Gathering and analyzing information on global coastal development and international logistics

(3)   International exchange and publicity

1.   Promotion of international relations with overseas researchers and experts on coastal development and logistics

2.   Organizing of study sessions and lectures and publications on global coastal development and international logistics

3.   Joint research on global coastal development and international logistics with domestic and overseas institutions

(4)   Other activities necessary for fulfilling the aims of this institution

(1)   Interdisciplinary research among different fields of law, information science, and natural sciences

(2)   Collection and analysis of materials on both domestic and foreign law, systemization and provision of research outcomes

(3)   Studies of legal cultures and legal policies and policy recommendations based on research outcomes

(4)   Establishment of human network regarding (1)~(3)

(5)   Training for the promotion of national and economic development for developing countries

(6)   Publication, research promotion, conducting conference and seminar regarding (1)~(5)

(7)   Other activities needed to achieve the purpose of the organization according to (1)~(6)

Name of officers	Number of officers: 9 Chairman: Koreshige Anami		Number of officers: 7 Director: Shinzaburo Nagata

Association chart on transactions between relevant public interest corporations and JICA

Assets	1,444,460,275 yen		66,096,517 yen

Liabilities	141,991,340 yen		9,565,785 yen

Balance of net assets at the beginning of the business year	1,401,713,857 yen		67,381,595 yen

Changes in net assets for the current period

Changes in general net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	0 yen	—Subsidy received, etc.	750,000 yen
—Other revenues	—Other revenues	695,872,343 yen	—Other revenues	61,737,740 yen
o Expenses	o Expenses	795,117,265 yen	o Expenses	73,338,603 yen

Changes in specified net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	0 yen	—Subsidy received, etc.	0 yen
—Other revenues	—Other revenues	0 yen	—Other revenues	0 yen
o Expenses	o Expenses	0 yen	o Expenses	0 yen

Balance of net assets at the end of the business year	1,302,468,935 yen		56,530,732 yen

Total revenues for the current period	—		62,487,740 yen

Total expenditures for the current period	—		73,338,603 yen

Amount of difference between revenues and expenditures for the current period	—		(10,850,863 yen)

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A		N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: ¥38,309,560		N/A

Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	678,740,743 yen 276,593,008 yen 40.8%) (2,929,000 yen 1.1%) (273,664,008 yen 98.9%) (0 yen 0.0%)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	59,499,431 yen 28,077,084 yen 47.2%) (0 yen 0.0%) (27,919,271 yen 99.4%) (0 yen 0.0%)

(Note 1)    The above amount pertains to the period from April 1, 2014, through March 31, 2015

(Note 2)    The entity is not legally required to create a statement of revenues and expenses pursuant to the "Accounting Standards for Public-interest Corporations"; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)		(Relevant public interest corporations, etc.)

Items	HANDS (Health and Development Service)		SEEDS Asia

Outline of operations

(1)   Training of international health care cooperation experts and leaders in the area of population and health care

(2)    Establishment and undertaking of high-quality international health care cooperation and technical cooperation projects that match the needs of developing nations

(3)   Research and development of cooperation methods regarding comprehensive health care advancement in developing nations

(4)    Creation and providing of information and material regarding international health care cooperation

(5)   Advocacy to promote understanding of international health care cooperation

(6)   Activities regarding reduction of poverty and starvation, which are related to international health care cooperation, promulgation of elementary education, promotion of gender equality, and securing of environmental sustainability

(7)   Other activities necessary for fulfilling the aims of this organization

(1)   Dispatch of the experts

(2)   Human resource development

(3)   Networking of the experts

(4)   Survey research

(5)   Collection of information and dissemination of knowledge regarding disaster management and environmental conservation

(6)   Other activities associated with the above activities

Name of officers	Number of officers: 6 Representative director: Yasuhide Nakamura		Number of officers: 7 President: Rajib Shaw

Association chart on transactions between relevant public interest corporations and JICA

Assets	72,639,398 yen		41,686,278 yen

Liabilities	87,149,283 yen		40,896,328 yen

Balance of net assets at the beginning of the business year	12,428,551 yen		2,226,212 yen

Changes in net assets for the current period

Changes in general net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	—	—Subsidy received, etc.	—
—Other revenues	—Other revenues	—	—Other revenues	—
o Expenses	o Expenses	—	o Expenses	—

Changes in specified net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	—	—Subsidy received, etc.	—
—Other revenues	—Other revenues	—	—Other revenues	—
o Expenses	o Expenses	—	o Expenses	—

Balance of net assets at the end of the business year	(14,509,885 yen)		789,950 yen

Total revenues for the current period	224,138,576 yen		106,513,890 yen

Total expenditures for the current period	260,261,652 yen		107,950,152 yen

Amount of difference between revenues and expenditures for the current period	(36,123,076 yen)		(1,436,262 yen)

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A		N/A

Details of receivables and payables to relevant public interest corporations	N/A		N/A

Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	133,144,355 yen 121,566,048 yen 91.3%) (1,683,045 yen 1.4%) (119,883,003 yen 98.6%) (0 yen 0.0%)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	39,179,513 yen 36,373,825 yen 92.8%) (0 yen 0.0%) (36,373,825 yen 100.0%) (0 yen 0.0%)

(Note 1)    The above amount pertains to the period July 1, 2014, through June 30, 2015.

(Note 2)    Pursuant to the "Act amending part of the Act to Promote Specified Nonprofit Activities" (Act No. 70 of 2011) ("Act to Promote Specified Nonprofit Activities" hereinafter), the entity is not legally required to create a statement of changes in net assets; hence, such a statement is not prepared.

(Note) Pursuant to the Act to Promote Specified Nonprofit Activities, the entity is not legally required to create a statement of changes in net assets; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)		(Relevant public interest corporations, etc.)

Items	Okinawa Environment Club		Mura no Mirai

Outline of operations

(1)   Conservation of regional nature and environment

(2)   Promotion of environmental education

(3)   Community development making use of natural and environmental features

(4)    Necessary research and studies; gathering and providing of information

(5)   Publication of newsletters, etc.

(1)   Activities regarding community development and support for community sustainability

(2)   Activities related to capacity building and receiving trainees

(3)   Activities related to research and studies

(4)   Activities related to promotion of international understanding and edification

(5)   Activities related to support of community promotion

(6)   Other activities necessary for fulfilling the aims of this organization

Name of officers	Number of officers: 7 President: Kuniki Shimoji		Number of officers: 11 Representative director: Toyokazu Nakata

Association chart on transactions between relevant public interest corporations and JICA

Assets	31,312,560 yen		16,096,997 yen

Liabilities	4,909,802 yen		14,134,899 yen

Balance of net assets at the beginning of the business year	33,340,451 yen		1,506,300 yen

Changes in net assets for the current period

Changes in general net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	—	—Subsidy received, etc.	—
—Other revenues	—Other revenues	—	—Other revenues	—
o Expenses	o Expenses	—	o Expenses	—

Changes in specified net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	—	—Subsidy received, etc.	—
—Other revenues	—Other revenues	—	—Other revenues	—
o Expenses	o Expenses	—	o Expenses	—

Balance of net assets at the end of the business year	26,402,758 yen		1,962,098 yen

Total revenues for the current period	25,170,970 yen		89,286,642 yen

Total expenditures for the current period	32,108,663 yen		88,830,844 yen

Amount of difference between revenues and expenditures for the current period	(6,937,693 yen)		455,798 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A		N/A

Details of receivables and payables to relevant public interest corporations	N/A		Accounts receivable ¥9,400

Details of debt guarantee	Accounts receivable ¥196,498		N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	23,750,145 yen 21,810,111 yen 91.8%) (0 yen 0.0%) (21,810,111 yen 100.0%) (0 yen 0.0%)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	61,968,557 yen 38,830,829 yen 62.7%) (0 yen 0.0%) (38,830,929 yen 100.0%) (0 yen 0.0%)

	(Note) Pursuant to the Act to Promote Specified Nonprofit Activities, the entity is not legally required to create a statement of changes in net assets; hence, such a statement is not prepared.		(Note) Pursuant to the Act to Promote Specified Nonprofit Activities, the entity is not legally required to create a statement of changes in net assets; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)		(Relevant public interest corporations, etc.)

Items	Lequio Wings		Non-profit Organization Kyushu International Cooperative Association, Japan

Outline of operations

(1)   International cooperation activities

(2)   International exchange activities

(3)   Activities regarding to capacity building

(4)   Activities regarding culture, sports, education, and academic exchange

(5)   Activities regarding promotion of communities in Okinawa

(6)   Support for the socially vulnerable and activities to promote peace

(7)   Other activities necessary for fulfilling the aims of this organization

(1)   Activities to provide advice to overseas volunteer undertaking, such as government development assistance activities, support for research, studies and evaluation, and cooperation

(2)   Activities including international exchange by municipalities and various organizations, planning for international cooperation undertaking, and support and cooperation for research and studies

(3)   Organizing training and lectures, etc., to promote self-development of young people through international understanding and publicity

(4)   Activities to promote international cooperation through personnel exchange and cultural and technical assistance with regional communities of developing nations, etc.

(5)   Activities to help returnees of overseas cooperation volunteers find jobs, with a view to disseminating volunteer experiences throughout society

(6)   Activities for sales and providing information regarding goods and publications for promotion of the activities

Name of officers	Number of officers: 7 Exective director: Chochu Awa	Number of officers: 16

President: Akinobu Yumiba
Board member: Teiji Takeshita
(Former Director General for the Secretariat of Japan Overseas Cooperation Volunteers)
Board member: Masato Hanada
(Former Director General of the Nihon-matsu Training Center of JICA)

Association chart on transactions between relevant public interest corporations and JICA

Assets	11,772,611 yen		26,343,928 yen

Liabilities	11,140 yen		3,385,436 yen

Balance of net assets at the beginning of the business year	8,527,579 yen		27,740,075 yen

Changes in net assets for the current period

Changes in general net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	—	—Subsidy received, etc.	—
—Other revenues	—Other revenues	—	—Other revenues	—
o Expenses	o Expenses	—	o Expenses	—

Changes in specified net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	—	—Subsidy received, etc.	—
—Other revenues	—Other revenues	—	—Other revenues	—
o Expenses	o Expenses	—	o Expenses	—

Balance of net assets at the end of the business year	11,761,471 yen		22,958,492 yen

Total revenues for the current period	30,679,836 yen		44,892,190 yen

Total expenditures for the current period	27,445,944 yen		49,673,773 yen

Amount of difference between revenues and expenditures for the current period	3,233,892 yen		(4,781,583 yen)

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A		N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: ¥6,737,059		Accounts payable: ¥4,527,630

Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	29,498,824 yen 29,498,824 yen 100.0%) (0 yen 0.0%) (29,498,824 yen 100.0%) (0 yen 0.0%)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	44,135,465 yen 34,041,656 yen 77.1%) (26,317,000 yen 77.3%) (7,436,806 yen 21.8%) (0 yen 0.0%)

(Note) Pursuant to the Act to Promote Specified Nonprofit Activities, the entity is not legally required to create a statement of changes in net assets; hence, such a statement is not prepared.

(Note)    Pursuant to the Act to Promote Specified Nonprofit Activities, the entity is not legally required to create a statement of changes in net assets, and it is difficult to identify the requested figure from the entity's financial statements; hence, the box is left blank.

Corporation type and name	(Relevant public interest corporations, etc.)		(Relevant public interest corporations, etc.)

Items	Japan NGO Center for International Cooperation		International Farmers Participation Technical Net-work

Outline of operations

(1)   Promote Partnership among NGOs

(2)   Strengthen Capacity and Social Responsibility of NGOs

(3)   Dissemination of knowledge and information regarding International cooperation and NGOs for international cooperation

(4)   Research and Advocacy

(5)   Promotion of education for realization of global citizenship society

(6)   Promotion of collaboration and interaction between United Nations institutions and domestic and international entities of central and local government and private sector

(7)   Other activities for the purpose of article 3 of Articles of incorporation

(1)   Activities regarding international cooperation

        1.     As support for small-scale farmers, development of appropriate technologies regarding upland crop, rice cultivation, vegetable cultivation, improvement of agricultural instruments, and irrigation

        2.     Gathering and providing information on agricultural technology for small-scale farmers

        3.     Survey of situations of local agriculture, and research and development for appropriate technologies

        4.     Capacity building of local residents and technological support

        5.     Training in Japan as well as at operation site

        6.     Support through dispatching experts

(2)   Activities related to revitalization of economic activities

        1.     Cooperation for participatory rural development through appropriate agricultural technology

        2.     Cooperation for farmers to participate in local agricultural cooperatives, etc.

        3.     Cooperation for training of appropriate agricultural technology for local farmers

(3)   Activities related to promotion of learning

        1.     Development, research, and study of appropriate technology for local small-scale farmers

        2.     Exchange with Japanese farmers, students and experts engaging in international cooperation

        3.     Support and cooperation to universities and research institutions

Name of officers	Number of officers: 22 President: Hiroshi Taniyama	Number of officers: 7

President: Nobutaka Ito
Director: Kazuo Nagai
    (Former Director General of the Tsukuba International Center of JICA)
Director: Yoshiaki Kano
    (Former Director General of the Tokyo International Center of JICA)
Director: Yoshihiko Nishimura
    (Former Deputy Director of the Tsukuba International Center of JICA)

Association chart on transactions between relevant public interest corporations and JICA

Assets	70,546,752 yen		34,837,324 yen

Liabilities	36,200,212 yen		19,494,570 yen

Balance of net assets at the beginning of the business year	41,167,849 yen		26,978,801 yen

Changes in net assets for the current period

Changes in general net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	—	—Subsidy received, etc.	—
—Other revenues	—Other revenues	—	—Other revenues	—
o Expenses	o Expenses	—	o Expenses	—

Changes in specified net assets
o Revenues	o Revenues		o Revenues
—Subsidy received, etc.	—Subsidy received, etc.	—	—Subsidy received, etc.	—
—Other revenues	—Other revenues	—	—Other revenues	—
o Expenses	o Expenses	—	o Expenses	—

Balance of net assets at the end of the business year	34,346,540 yen		15,342,754 yen

Total revenues for the current period	146,543,596 yen		69,755,826 yen

Total expenditures for the current period	153,364,905 yen		81,391,873 yen

Amount of difference between revenues and expenditures for the current period	(6,821,309 yen)		(11,636,047 yen)

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A		N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: ¥13,164,577		Accounts payable: ¥18,022,553, Accounts receivable: ¥267,524

Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	74,531,488 yen 24,610,362 yen 33.0%) (24,610,362 yen 100.0%) (0 yen 0.0%) (0 yen 0.0%)	Total operating revenues: (Breakdown: JICA transactions, Competitive contract Planning competition and public selection Noncompetitive negotiated contracts	68,161,800 yen 67,392,609 yen 98.9%) (0 yen 0.0%) (67,392,609 yen 100.0%) (0 yen 0.0%)

(Note) Pursuant to the Act to Promote Specified Nonprofit Activities, the entity is not legally required to create a statement of changes in net assets; hence, such a statement is not prepared.	(Note) Pursuant to the Act to Promote Specified Nonprofit Activities, the entity is not legally required to create a statement of changes in net assets; hence, such a statement is not prepared.

INDEPENDENT AUDITOR'S REPORT

To Mr. Shinichi Kitaoka, President
Japan International Cooperation Agency

        We have audited the accompanying financial statements related to the finance and investment account of Japan International Cooperation Agency, which comprise the balance sheet as of March 31, 2016, and the statement of income, statement of cash flows and statement of administrative service operation cost for the year then ended, and a summary of significant accounting policies and other explanatory information, and the accompanying supplementary schedules (except for the information described based on the financial statements and business reports relating to the associated companies; the same shall apply hereinafter).

President's Responsibility for the Financial Statements

        The president is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, and for such internal control as the president determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error, or illegal acts.

Auditor's Responsibility

        Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. The audit was planned with adequate attention being paid to the possibility that any fraud or error, or illegal acts, of the president, other executive officers or staff members may result in material misstatement in the financial statements.

        An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error, or illegal acts. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by the president, as well as evaluating the overall presentation of the financial statements.

        We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. The basis includes the fact that no such fraud or error, or illegal acts, of the president, other executive officers or staff members was found, to the extent that we conducted our audit. The audit we conducted is not intended to express an opinion on whether there was any fraud or error, or illegal acts, of the president, other executive officers or staff members, which would not result in material misstatement in the financial statements.

Opinion

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Japan International Cooperation Agency's finance and investment account as of March 31, 2016 and the results of its operations, cash flows and administrative service operation cost for the year then ended in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan.

/s/ DELOITTE TOUCHE TOHMATSU LLC
June 22, 2016

Balance Sheet

(as of March 31, 2016)

Finance and Investment Account

(Unit: Yen)

Assets
I	Current assets
		Cash and deposits		87,531,224,966
		Loans	11,502,090,784,898
		Allowance for loan losses	(153,208,197,398)	11,348,882,587,500

		Advance payments		9,753,544,819
		Prepaid expenses		108,726,069
		Accrued income
		Accrued interest on loans	34,642,109,569
		Accrued commitment charges	887,201,055
		Accrued interest	88,076	35,529,398,700

		Accounts receivable		1,045,341,298
		Suspense payments		4,463,250
		Advances paid		614,633
		Short-term guarantee deposits		43,182,000,000

		Total current assets			11,526,037,901,235
II	Non-current assets
	1	Tangible assets
		Buildings	3,244,509,548
		Accumulated depreciation	(899,795,733)
		Accumulated impairment loss	(675,214,797)	1,669,499,018

		Structures	50,459,764
		Accumulated depreciation	(20,856,209)
		Accumulated impairment loss	(11,670,468)	17,933,087

		Machinery and equipment	193,923,940
		Accumulated depreciation	(62,111,035)
		Accumulated impairment loss	(102,287,680)	29,525,225

		Vehicles	341,704,167
		Accumulated depreciation	(217,899,918)	123,804,249

		Tools, furniture, and fixtures	352,585,435
		Accumulated depreciation	(208,164,963)	144,420,472

		Land	12,703,270,000
		Accumulated impairment loss	(6,091,196,973)	6,612,073,027

		Construction in progress		13,031,172

		Total tangible assets		8,610,286,250
	2	Intangible assets
		Trademark right		529,269
		Software		42,658,030
		Software in progress		192,453,675

		Total intangible assets		235,640,974
	3	Investments and other assets
		Investment securities		923,593,356
		Shares of affiliated companies		41,753,390,955
		Claims probable in bankruptcy, claims probable in rehabilitation, and other	63,845,414,239
		Allowance for loan losses	(63,845,414,239)	0

		Long-term prepaid expenses		18,333,132
		Long-term guarantee deposits		726,528,994

		Total investments and other assets		43,421,846,437

		Total non-current assets			52,267,773,661

		Total assets				11,578,305,674,896

 Balance Sheet (Continued)

(as of March 31, 2016)

(Unit: Yen)

Liabilities
I	Current liabilities
	Current portion of borrowings from government fund for Fiscal Investment and Loan Program		219,211,646,000
	Accounts payable		6,024,351,871
	Accrued expenses		6,793,821,158
	Derivatives		43,259,483,859
	Lease obligations		32,079,914
	Deposits received		24,363,335
	Unearned revenue		21,923,427
	Provision
	Provision for bonuses	259,858,791
	Provision for contingent losses	15,766,237,754	16,026,096,545

	Suspense receipt		37,780,241

	Total current liabilities			291,431,546,350
II	Non-current liabilities
	Bonds		477,305,000,000
	Discounts on bonds payable		(169,202,563)
	Borrowings from government fund for Fiscal Investment and Loan Program		1,537,318,931,000
	Long-term lease obligations		32,998,367
	Long-term deposits received		1,161,485,000
	Provision for retirement benefits		4,063,412,799
	Asset retirement obligations		70,374,150

	Total non-current liabilities			2,019,782,998,753

	Total liabilities				2,311,214,545,103
Net assets
I	Capital
	Government investment		7,862,157,840,510

	Total capital			7,862,157,840,510
II	Retained earnings
	Reserve fund		1,369,795,600,709
	Unappropriated income for the current business year		102,762,464,386

	[Total income for the current business year]		[102,762,464,386]
	Total retained earnings			1,472,558,065,095
III	Valuation and translation adjustments
	Valuation difference on available-for-sale securities		(51,810,024)
	Deferred gains or losses on hedges		(67,572,965,788)

	Total valuation and translation adjustments			(67,624,775,812)

	Total net assets				9,267,091,129,793

	Total liabilities and net assets				11,578,305,674,896

Statement of Income

(April 1, 2015-March 31, 2016)

Finance and Investment Account

(Unit: Yen)

Ordinary expenses
Expenses related to operations of cooperation through finance and investment
Interest on bonds and notes	5,750,649,584
Interest on borrowings	21,180,259,848
Interest on interest rate swaps	8,227,523,160
Operations consignment expenses	22,204,483,756
Bond issuance cost	329,293,249
Personnel expenses	3,624,946,268
Provision for bonuses	259,858,791
Retirement benefit expenses	133,207,468
Operating and administrative expenses	12,541,993,818
Depreciation	245,756,869
Taxes	81,334,300
Loss on valuation of investment securities	77,949,645
Loss on valuation of shares of affiliated companies	844,526,577
Provision for allowance for loan losses	10,797,999,542
Provision for allowance for contingent losses	4,089,303,465
Other operating expenses	13,141,443	90,402,227,783

Total ordinary expenses			90,402,227,783
Ordinary revenues
Revenues from operations of cooperation through finance and investment
Interest on loans	161,474,437,954
Interest on bonds	9,099,453
Dividends on investments	24,369,414,558
Commissions	3,390,551,363
Foreign exchange gains	10,705,094
Gain on valuation of shares of affiliated companies	12,263,018	189,266,471,440

Financial revenues
Interest income	33,539,547	33,539,547

Miscellaneous income		810,179,009
Recoveries of written-off claims		19,878,116

Total ordinary revenues			190,130,068,112

Ordinary income			99,727,840,329
Extraordinary losses
Loss on disposal of non-current assets		3,368,052
Loss on sales of non-current assets		2,872,463	6,240,515

Extraordinary income
Gain on sales of non-current assets		8,428,366
Gain on transfer of benefit obligation relating to employees' pension fund		3,032,436,206	3,040,864,572

Net income			102,762,464,386

Total income for the current business year			102,762,464,386

Statement of Cash Flows

(April 1, 2015-March 31, 2016)

Finance and Investment Account

		(Unit: Yen)
I.	Cash flows from operating activities
	Payments for loans	(964,720,165,305)
	Repayments of borrowings from the private sector	(166,300,000,000)
	Repayments of borrowings from government fund for Fiscal Investment and Loan Program	(244,354,953,000)
	Redemption of bonds	(10,000,000,00)
	Interest expenses paid	(47,717,619,104)
	Payments for personnel expenses	(4,224,090,139)
	Payments for other operations	(94,449,546,892)
	Proceeds from collection of loans	696,468,637,693
	Proceeds from borrowings from the private sector	166,300,000,000
	Proceeds from borrowings from government fund for Fiscal Investment and Loan Program	297,300,000,000
	Proceeds from issuance of bonds	59,670,706,751
	Proceeds from interest on loans	157,425,496,231
	Proceeds from commissions	3,154,307,597
	Proceeds from other operations	40,112,146,712
	Subtotal	(111,335,079,456)
	Interest and dividend income received	24,413,920,122

	Net cash used in operating activities	(86,921,159,334)
II.	Cash flows from investing activities
	Payments for purchase of non-current assets	(339,762,722)
	Proceeds from sales of non-current assets	22,413,012
	Payments for purchase of investment securities	(921,510,610)
	Proceeds from sales and collection of investment securities	15,693,685
	Proceeds from sales and collection of shares of affiliated companies	460,612,268
	Payments for purchase of negotiable deposits	(279,900,000,000)
	Proceeds from refund of negotiable deposits	279,900,000,000

	Net cash used in investing activities	(762,554,367)
III.	Cash flows from financing activities
	Repayments of lease obligations	(94,755,152)
	Receipt of government investment	48,260,000,000

	Net cash provided by financing activities	48,165,244,848

IV.	Net increase in funds (decrease)	(39,518,468,853)
V.	Funds at the beginning of the business year	127,049,693,819

VI.	Funds at the end of the business year	87,531,224,966

Statement of Administrative Service Operation Cost

(April 1, 2015-March 31, 2016)

Finance and Investment Account

(Unit: Yen)

I.	Operating expenses
	(1) Expenses in the statement of income
	Expenses related to operations of cooperation through finance and investment	90,402,227,783
	Loss on disposal of non-current assets	3,368,052
	Loss on sales of non-current assets	2,872,463	90,408,468,298

	(2) (Deduction) Self-revenues, etc.
	Revenues from operations of cooperation through finance and investment	(189,266,471,440)
	Financial revenues	(33,539,547)
	Miscellaneous income	(810,179,009)
	Recoveries of written-off claims	(19,878,116)
	Gain on sales of non-current assets	(8,428,366)
	Gain on transfer of benefit obligation relating to employees' pension fund	(3,032,436,206)	(193,170,932,684)

	Total operating expenses			(102,762,464,386)
II.	Estimated increase in retirement benefits not included in provision			4,205,789
III.	Opportunity cost
	Opportunity cost of government investment			0

IV.	Administrative service operation cost			(102,758,258,597)

Basis of Presenting Financial Statements

        The accompanying financial statements of JICA have been prepared in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, which are different in many respects as to application and disclosure requirements of accounting principles for business enterprises generally accepted in Japan.

Significant Accounting Policies

Finance and Investment Account

        Effective for the year ended March 31, 2016, JICA adopted the "Accounting Standards for Incorporated Administrative Agencies" and "Notes to Accounting Standards for Incorporated Administrative Agencies" (February 16, 2000 (Revised January 27, 2015), and the "Q&A on Accounting Standards for Incorporated Administrative Agencies and Notes to Accounting Standards for Incorporated Administrative Agencies" (August 2000 (Finally revised February 2016)).

1. Depreciation method

(1)
Tangible assets (except for lease assets)

  Straight-line method

  The useful lives of major assets are as follows:

Buildings:	2 - 50 years
Structures:	2 - 46 years
Machinery and equipment:	2 - 17 years
Vehicles:	2 - 6 years
Tools, furniture, and fixtures:	2 - 15 years
(2)
Intangible assets (except for lease assets)

        Straight-line method

  Software used by JICA is depreciated over its useful life (5 years), which has been determined by JICA.

(3)
Lease assets

  Lease assets are depreciated by the straight-line method over the lease term. Depreciation for lease assets is calculated with zero residual value being assigned to the asset.

2. Standard for appropriation of provision and estimation for bonuses

        The provision for bonuses is calculated and provided for based on estimated amounts of future payments attributable to the services that have been rendered by officers and employees applicable to the current business year.

3. Standard for appropriation of provision and estimation for retirement benefits

        The provision for retirement benefits is calculated and provided for based on estimated amounts of future payments attributable to the retirement of employees, and is accrued in line with the retirement benefit obligations and estimated plan assets applicable to the business year ended March 31, 2016. In calculating the retirement benefit obligations, the estimated amount of retirement benefit payments is attributed to the period based on the straight-line basis. The profit and loss appropriation method for actuarial differences and past service costs are presented as follows:

        Actuarial differences are recognized as a lump-sum gain or loss in the business year in which they occur.

        Past service costs are recognized as a lump-sum gain or loss in the business year in which they occur.

        The estimated increase in retirement benefits not included in provision in the statement of administrative service operation cost is reported as the current-year increase of provision for retirement benefits, calculated according to the Accounting Standard for Incorporated Administrative Agency No. 38.

4. Basis and standard for appropriation of allowance, etc.

(1)
Allowance for loan losses

  The allowance for claims on debtors who are legally bankrupt ("Bankrupt borrowers") or substantially bankrupt ("Substantially bankrupt borrowers") is provided based on the outstanding balance of loan claims after the deductions of the amount expected to be collected through the disposal of collateral and execution of guarantees, or the same amount is written off directly. The allowance for claims on debtors who are not legally bankrupt, but are likely to become bankrupt ("Potentially bankrupt borrowers") is provided based on an overall assessment of the solvency of the debtors after the deductions of the amount expected to be collected through the disposal of collateral and the execution of guarantees, or the same amount is written off directly. There were no write-offs from the above-mentioned outstanding balance of loan claims for the business year 2015.

  The allowance for claims on debtors other than Bankrupt borrowers, Substantially bankrupt borrowers, and Potentially bankrupt borrowers is provided primarily based on the default rate, which is calculated based on the actual defaults during a certain period in the past. The allowance for possible losses on specific overseas loans is provided based on the expected loss amount taking into consideration the political and economic situation of these countries.

  All claims are assessed initially by the operational departments (including regional departments) based on internal rules for self-assessment of asset quality. Internal audit department, which is independent from the operational departments, reviews these self-assessments, and an allowance is provided based on the results of the assessments.

(2)
Provision for contingent losses

  Provision for contingent losses is provided to prepare for the occurrence of contingent losses for a portion of the undisbursed balance of loan commitments, which JICA is absolutely obligated to extend. The amount of the provision is estimated based on the possibility of losses in the future.

5. Standard and method for the valuation of securities

(1)
Shares of affiliated companies

  Shares of affiliated companies are stated at cost, determined using the moving-average method.

  However, when the amount corresponding to the equity holding has fallen below the cost at acquisition, the amount corresponding to the equity holding is used.

(2)
Other investment securities (whose fair value is extremely difficult to determine)

  Other investment securities are stated at cost, determined using the moving-average method.

  Investments in limited partnerships and other similar partnerships, which are regarded as securities under Article 2, Clause 2 of the Japanese Financial Instruments and Exchange Law, are recognized at an amount equivalent to JICA's percentage share of the net assets of such partnerships, based upon the most recent financial statements available depending on the report date stipulated in the partnership agreement.

6. Standard and method for the valuation of derivative transactions

        All derivative financial instruments are carried at fair value.

7. Method for amortization of discount on bonds payable

        Discount on bonds payable is amortized over the duration of the bonds.

8. Translation standard for foreign currency-denominated assets and liabilities into yen

        Foreign currency money claims and liabilities are translated into Japanese yen mainly at the spot exchange rate at the balance sheet date. Exchange differences are recognized as profit or loss.

9. Method for computing opportunity cost in the statement of administrative service operation cost

        Interest rate used to compute opportunity cost concerning government investment:

        0.000% with reference to the yield of 10-year fixed-rate Japanese government bonds at the end of March 2016.

10. Method of hedge accounting

(1)
Method of hedge accounting

  Interest rate swaps are accounted for using the deferral hedge accounting method. As for interest rate and currency swaps, the interest rate part is accounted for using the accrual method and the currency part is accounted for by the assignment method.

(2)
Hedging instruments and hedged items

[1]
Hedging instruments...Interest rate swaps

    Hedged items...Loans and bonds

  [2]
  Hedging instruments...Interest rate and currency swaps

    Hedged items...Foreign currency bonds

(3)
Hedging policy

  JICA engages in interest rate swaps or interest rate and currency swaps for the purpose of hedging interest rate or currency fluctuation risks.

(4)
Method of evaluation of hedge effectiveness

  Hedges that offset market fluctuations of loans are assessed based on discrepancies with regard to maturity and notional principal and others between hedged loans and hedging instruments.

  Hedges that offset market fluctuations of bonds are assessed by measuring and comparing the change in fair value of both hedging instruments and corresponding hedged items from the date of inception of the hedges to the assessment date. As for interest rate and currency swaps that satisfy the requirements of the accrual method and the assignment method, JICA is not required to periodically evaluate hedge effectiveness.

11. Accounting treatment for consumption taxes

        Consumption taxes and local consumption taxes are included in transaction amounts.

Notes to the financial statements

Finance and Investment Account

(Balance Sheet)

1.
Joint obligations

        JICA is jointly liable for obligations arising from the following bonds issued by the former Japan Bank for International Cooperation which was succeeded by the Japan Bank for International Cooperation:

Fiscal Investment and Loan Program (FILP) Agency Bonds	250,000,000,000	Yen
2.
Undisbursed balance of loan commitments

        Most of JICA's loans are long term. Ordinarily, when receiving a request for disbursement of a loan from a borrower, corresponding to the intended use of funds as stipulated by the loan agreement, and upon confirming the fulfillment of conditions prescribed under the loan agreement, JICA promises to loan a certain amount of funds within a certain range of the amount required by the borrower, with an outstanding balance within the limit of loan commitments. The undisbursed balance of loan commitments as of March 31, 2016 was ¥5,707,740,258,384.

(Statement of Income)

1.
Gain (loss) on valuation of investment securities and gain (loss) on valuation of shares of affiliated companies

        Gain (loss) on valuation of investment securities and gain (loss) on valuation of shares of affiliated companies include gain and loss resulting from valuations, sales and collections of these securities.

2.
Recoveries of written-off claims

        Recoveries of written-off claims include the amount recovered in excess of book value of the loans transferred to JICA on October 1, 2008, that are associated with the Overseas Economic Cooperation Account of the former Japan Bank for International Cooperation.

(Statement of Cash Flows)

        The funds shown in the statement of cash flows are deposit accounts and checking accounts.

1.
Breakdown of balance sheet items and ending balance of funds

(as of March 31, 2016)
Cash and deposits	¥87,531,224,966

Ending balance of funds	¥87,531,224,966
2.
Description of significant non-cash transactions

        Assets granted under finance lease

Tools, furniture, and fixtures	¥11,830,346

(Statement of Administrative Service Operation Cost)

        Number of public officers temporarily transferred to JICA and accounted for as opportunity cost

        Of the estimated increase in retirement benefits not included in the provision, ¥4,205,789 was recognized as the current-business-year increase of provision for retirement benefits for 29 public officers temporarily transferred to JICA according to JICA's internal rules.

(Financial instruments)

1.
Status of financial instruments

(1)
Policy regarding financial instruments

          The Finance and Investment Account undertakes financial cooperation operations by providing debt and equity financing. In undertaking these operations, it raises funds by borrowing from the Japanese Government under the FILP, borrowing from financial institutions, issuing bonds, and receiving capital investment from the Japanese Government. From the perspective of asset-liability management (ALM), derivative transactions are conducted for mitigating the adverse impact caused by interest rate and foreign exchange fluctuations.

  (2)
  Details of financial instruments and related risks

          The financial assets held in the Finance and Investment Account are loans mainly to developing regions, and are exposed to credit risk attributed to defaults by its borrowers and interest rate risk. Securities, investment securities, and shares of affiliated companies are held for policy-oriented purposes, and are exposed to credit risk of issuers, interest rate risk, and market price volatility risk.

          Borrowings and bonds are exposed to liquidity risk as their payments or repayments cannot be duly serviced in such a situation where the account is unable to have access to markets for certain reasons. In addition to the above, foreign currency bonds are exposed to foreign exchange fluctuation risk.

  (3)
  Risk management system for financial instruments

  [1]
  Credit risk management

  The Finance and Investment Account has established and operates a system for credit management. This system encompasses credit appraisal, credit limit setting, credit information monitoring, internal rating, guarantee and collateral setting, problem loan management, etc., in accordance with integrated risk management rules and various credit risk-monitoring rules. This credit management is carried out by the respective departments responsible for each region in addition to the Credit Risk Analysis and Environmental Review Department and General Affairs Department. Additionally, the Risk Management Committee of the Finance and Investment Account and Board Meeting convene on a regular basis for the purpose of deliberating or reporting. Moreover, the Office of Audit monitors the status of credit management.

  The credit risks of issuers of investment securities and shares of affiliated companies are monitored by the Private Sector Partnership and Finance Department, which regularly confirms their credit information, etc.

  Counterparty risk in derivative transactions is monitored by regularly confirming the exposure and credit standing of counterparties and by securing collateral as necessary.

  [2]
  Market risk management

  (i)
  Interest rate risk management

  Interest rates are determined in accordance with the methods prescribed by laws or statements of operational procedures. Interest rate swap transactions are conducted to hedge against the risk of interest rate fluctuations in light of their possible adverse impact.

      (ii)
      Foreign exchange risk management

      Foreign currency bonds are exposed to foreign exchange fluctuation risk; as such, interest rate and currency swaps are employed to avert or reduce foreign exchange risk.

      (iii)
      Price volatility risk management

      Stocks that are held for policy-oriented purposes are monitored for changes in value affected by the market environment or financial condition of the companies, exchange rates, and other factors.

      This information is reported on a regular basis to the Risk Management Committee of the Finance and Investment Account and Board Meeting.

    [3]
    Liquidity risk management related to fund raising

    The Finance and Investment Account prepares a funding plan and executes fund raising based on the government-affiliated agencies' budgets, as resolved by the National Diet.

    [4]
    Derivative transaction management

    Pursuant to rules concerning swaps, derivative transactions are implemented and managed by separating the sections related to execution of transactions, assessment of hedge effectiveness, and logistics management based on a mechanism with an established internal system of checks and balances.

2.
Fair value of financial instruments

        Balance sheet amount, fair value, and difference at the balance sheet date are as follows:

(Unit: Yen)

		Balance sheet amount	Fair value	Difference

(1)	Loans	11,502,090,784,898

Allowance for loan losses		(153,208,197,398)

		11,348,882,587,500	12,058,875,759,222	709,993,171,722

(2)	Claims probable in bankruptcy, claims probable in rehabilitation, and other	63,845,414,239

Allowance for loan losses		(63,845,414,239)

		0	0	0

(3)	Borrowings from government fund for FILP (including borrowings due within one year)	(1,756,530,577,000)	(1,866,440,558,883)	(109,909,981,883)

(4)	Derivative transactions	(43,259,483,859)	(43,259,483,859)	0

*
Liabilities are shown in parentheses ( ).

(Note
1)   Method for calculating fair values of financial instruments
  [1]
  Loans

  Fair values of loans with floating interest rates are calculated at their book values, as policy interest rates (bank rates) are immediately reflected in their floating interest rates, and therefore, fair value approximates book value. On the other hand, fair values of loans with fixed interest rates are calculated by discounting the total amount of the principal and interest using a rate that combines a risk-free rate with the respective borrowers' credit risk.

  [2]
  Claims probable in bankruptcy, claims probable in rehabilitation, and other

  Regarding claims probable in bankruptcy, claims probable in rehabilitation, and other, the estimated uncollectible amount is calculated based on the expected recoverable amount through collateral and guarantees. Therefore, fair value approximates the balance sheet amount, less the current estimated uncollectible amount, and hence is calculated accordingly.

  [3]
  Borrowings from government fund for FILP (including borrowings due within one year)

  Fair value of borrowings from government fund for FILP (including borrowings due within one year) is calculated by discounting the total amount of principal and interest using interest rates expected to be applied to new borrowings for the same total amount.

  [4]
  Derivative transactions

  Derivative transactions are interest rate-related transactions (interest rate swaps), and fair values are based on discounted present values.

(Note
2)   The following are financial instruments whose fair values are deemed to be extremely difficult to determine. They are not included in the fair value information of financial instruments.

(Unit: Yen)

Balance sheet amount

Investment securities*(1)	923,593,356

Shares of affiliated companies*(1)	41,753,390,955

Undisbursed balance of loan commitments*(2)	0

*(1)
These financial instruments have no market prices, and the calculation of their fair values is deemed to be impractical.

*(2)
The fair values of the undisbursed balances of loan commitments are deemed to be extremely difficult to determine. The main reason is the difficulty of reasonably estimating future extensions of loans, because of the extremely diverse range of implementation formats for projects in the developing countries where these loans are provided.

(Retirement benefits)

1.
Overview of retirement benefit plans

        To provide retirement benefits for employees, JICA has a defined benefit pension plan comprised of a defined benefit corporate pension plan and a lump-sum severance indemnity plan, and a defined contribution plan comprised of a defined contribution pension plan.

        Effective March 1, 2014, JICA has been authorized by the Minister of Health, Labour and Welfare to be exempt from the obligations to pay future amounts in respect of the part of the welfare pension fund it manages for the government. Subsequently on April 1, 2015, JICA has been authorized to transfer to the government the past substitutional portion.

2.
Defined benefit pension plan

(1)
The changes in the retirement benefit obligation are as follows:

(Unit: Yen)
Retirement benefit obligation at the beginning of the fiscal year	11,074,620,367

Current service cost	289,359,149
Interest cost	89,647,646
Actuarial differences	(153,241,344)
Retirement benefit paid	(344,945,045)
Past service cost	0
Contribution by the employee	0
Decrease associated with the return of a substitutional portion of the Employees' Pension Fund	(3,032,436,206)

Retirement benefit obligation at the end of the fiscal year	7,923,004,567

  (2)
  The changes in the plan assets are as follows:

(Unit: Yen)
Plan assets at the beginning of the fiscal year	3,743,728,949

Expected return on plan assets	0
Actuarial differences	105,602,904
Contribution by the company	119,127,422
Retirement benefit paid	(126,795,141)
Contribution by the employee	17,927,634

Plan assets at the end of the fiscal year	3,859,591,768

(Note)
Plan assets include ¥1,624,500,810 paid in advance to the National Treasury in relation to the return of the substitutional portion of the Employees' Pension Funds.
  (3)
  Reconciliation of the retirement benefit obligations and plan assets and provision for retirement benefits and prepaid pension expenses in the balance sheets

(Unit: Yen)
Funded retirement benefit obligation	4,396,285,857
Plan assets	(3,859,591,768)

Unfunded benefit obligations of funded pension plan	536,694,089
Unfunded benefit obligations of unfunded pension plan	3,526,718,710

Subtotal	4,063,412,799
Unrecognized actuarial differences	0
Unrecognized past service cost	0

Net amount of assets and liabilities in the balance sheets	4,063,412,799

Provision for retirement benefits	4,063,412,799
Prepaid pension expenses	0

Net amount of assets and liabilities in the balance sheets	4,063,412,799

  (4)
  Profit or loss regarding retirement benefits

(Unit: Yen)
Current service cost	289,359,149
Interest cost	89,647,646
Expected return on plans assets	0
Realized actuarial differences	(258,844,248)
Amortization of past service cost	0
Extraordinary additional retirement payments	0

Total	120,162,547

Profit or loss associated with the return of a substitutional portion of the Employees' Pension Fund (Note)	(3,032,436,206)

(Note)
Recorded as a component of extraordinary income.
  (5)
  Major components of plan assets

          Percentages of components to the total (excluding plan assets paid in advance) are as follows;

Bonds	38%
Stocks	31%
General account of life insurance company	21%
Others	10%

Total	100%

  (6)
  Method of determining the long-term expected rate of return on plan assets

          The long-term expected rate of return on plan assets is determined based on components of plan assets, its performance and market condition, etc.

  (7)
  Assumptions used

          Principal assumptions used in actuarial calculations at the end of the fiscal year

Discount rate	Defined benefit corporate pension plan	0.23%
Retirement benefits		0.74%
Long-term expected rate of return on plan assets		0.00%
3.
Defined contribution plan

        The amount of contribution required to be made to the defined contribution plan is ¥13,044,921.

(Lease transactions)

        Future minimum lease payments related to operating lease transactions are as follows:

Future minimum lease payments due within one year of the balance sheet date	¥186,974
Future minimum lease payments corresponding to periods more than one year from the balance sheet date	¥744,377

(Asset retirement obligations)

        JICA has a building lease agreement for its head office building, and has an obligation to restore the building to its original state at the termination of the lease period. Therefore, the asset retirement obligations have been recorded. The estimate for the asset retirement obligations assumes a five-year lease period for the projected period of use and a discount rate of 0.529%.

        The balance of the asset retirement obligations at the end of the current business year was ¥70,374,150.

(Profit and loss under the equity method)

        JICA does not maintain any specific affiliated companies and, as such, does not prepare consolidated financial statements. However, profit and loss under the equity method related to affiliated companies are as follows:

Investment amount in affiliated companies	¥41,753,390,955
Investment amount when applying the equity method	¥50,160,905,916
Capital gain amount from investments when applying the equity method	¥18,016,408,651

(Significant Contractual Liabilities)

        Not applicable.

(Significant subsequent events)

        Appropriation of profit was approved as follows on May 31, 2016:

(Unit: Yen)
I.	Unappropriated income for the current business year		102,762,464,386
	Total income for the current business year	102,762,464,386
II.	Profit appropriation amount
	Reserve fund	102,762,464,386	102,762,464,386

The Accompanying Supplementary Schedules

Finance and Investment Account

(1) Details of acquisition and disposal of non-current assets, depreciation, and accumulated impairment loss

(Unit: Yen)

						Accumulated depreciation		Accumulated impairment loss

Type		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period		Depreciation during the period		Impairment loss during the period (recognized in the statement of income)	Impairment loss during the period (not recognized in the statement of income)	Net assets at the end of the period	Remarks

	Buildings	3,198,330,904	48,732,818	2,554,174	3,244,509,548	899,795,733	92,169,428	675,214,797	0	0	1,669,499,018

	Structures	50,459,764	0	0	50,459,764	20,856,209	1,936,128	11,670,468	0	0	17,933,087

Tangible assets (Depreciation included in expenses)	Machinery and equipment	194,618,606	951,726	1,646,392	193,923,940	62,111,035	3,800,321	102,287,680	0	0	29,525,225

	Vehicles	350,083,187	35,216,023	43,595,043	341,704,167	217,899,918	32,825,776	0	0	0	123,804,249

	Tools, furniture, and fixtures	642,072,291	28,003,211	317,490,067	352,585,435	208,164,963	109,774,849	0	0	0	144,420,472

	Total	4,435,564,752	112,903,778	365,285,676	4,183,182,854	1,408,827,858	240,506,502	789,172,945	0	0	1,985,182,051

Tangible assets (Non-depreciable assets)	Land	12,703,270,000	0	0	12,703,270,000	0	0	6,091,196,973	0	0	6,612,073,027

	Construction in progress	7,840,044	13,544,889	8,353,761	13,031,172	0	0	0	0	0	13,031,172

	Total	12,711,110,044	13,544,889	8,353,761	12,716,301,172	0	0	6,091,196,973	0	0	6,625,104,199

	Buildings	3,198,330,904	48,732,818	2,554,174	3,244,509,548	899,795,733	92,169,428	675,214,797	0	0	1,669,499,018

	Structures	50,459,764	0	0	50,459,764	20,856,209	1,936,128	11,670,468	0	0	17,933,087

Total tangible assets	Machinery and equipment	194,618,606	951,726	1,646,392	193,923,940	62,111,035	3,800,321	102,287,680	0	0	29,525,225

	Vehicles	350,083,187	35,216,023	43,595,043	341,704,167	217,899,918	32,825,776	0	0	0	123,804,249

	Tools, furniture, and fixtures	642,072,291	28,003,211	317,490,067	352,585,435	208,164,963	109,774,849	0	0	0	144,420,472

	Land	12,703,270,000	0	0	12,703,270,000	0	0	6,091,196,973	0	0	6,612,073,027

	Construction in progress	7,840,044	13,544,889	8,353,761	13,031,172	0	0	0	0	0	13,031,172

	Total	17,146,674,796	126,448,667	373,639,437	16,899,484,026	1,408,827,858	240,506,502	6,880,369,918	0	0	8,610,286,250

Intangible assets (Depreciation included in expenses)	Trademark right	731,316	0	0	731,316	202,047	76,364	0	0	0	529,269

	Software	0	47,832,033	0	47,832,033	5,174,003	5,174,003	0	0	0	42,658,030

	Total	731,316	47,832,033	0	48,563,349	5,376,050	5,250,367	0	0	0	43,187,299

Intangible assets (Non-depreciable assets)	Software in progress	0	192,453,675	0	192,453,675	0	0	0	0	0	192,453,675

	Total	0	192,453,675	0	192,453,675	0	0	0	0	0	192,453,675

	Trademark right	731,316	0	0	731,316	202,047	76,364	0	0	0	529,269

Total intangible assets	Software	0	47,832,033	0	47,832,033	5,174,003	5,174,003	0	0	0	42,658,030

	Software in progress	0	192,453,675	0	192,453,675	0	0	0	0	0	192,453,675

	Total	731,316	240,285,708	0	241,017,024	5,376,050	5,250,367	0	0	0	235,640,974

	Investment securities	139,850,556	948,845,991	165,103,191	923,593,356	0	0	0	0	0	923,593,356

	Shares of affiliated companies	43,046,266,782	0	1,292,875,827	41,753,390,955	0	0	0	0	0	41,753,390,955

	Claims probable in bankruptcy, claims probable in rehabilitation, and other	68,324,707,686	0	4,479,293,447	63,845,414,239	0	0	0	0	0	63,845,414,239

Investments and other assets	Allowance for loan losses (non-current)	(60,988,674,161)	(2,856,740,078)	0	(63,845,414,239)	0	0	0	0	0	(63,845,414,239)

	Long-term prepaid expenses	28,634,369	5,456,254	15,757,491	18,333,132	0	0	0	0	0	18,333,132

	Long-term guarantee deposits	830,565,893	20,812,081	124,848,980	726,528,994	0	0	0	0	0	726,528,994

	Total	51,381,351,125	(1,881,625,752)	6,077,878,936	43,421,846,437	0	0	0	0	0	43,421,846,437

(2)
Details of securities

        Securities recorded under investments and other assets

(Unit: Yen)

	Name	Acquisition cost	Value obtained by multiplying the net asset value by the percentage of shareholding	Balance sheet amount	Valuation difference recognized in the statement of income of the period	Remarks

	Sumatra Pulp Corporation	883,835,338	(154,261,982)	1	(804,114,098)

	Japan Saudi Arabia Methanol Co., Inc.	7,149,297,104	5,504,422,473	5,504,422,473	514,043

Shares of affiliated companies	SPDC Ltd.	7,269,880,619	14,615,960,836	7,269,880,619	0

	KAFCO Japan Investment Co., Ltd.	2,436,204,983	2,503,698,876	2,436,204,983	0

	Nippon Amazon Aluminum Co., Ltd	26,002,629,979	26,469,583,990	26,002,629,979	0

	The First MicroFinanceBank Ltd.	218,880,000	301,380,110	218,880,000	(40,926,522)

	Myanmar Japan Thilawa Development Ltd.	321,372,900	639,967,413	321,372,900	0

	Total	44,282,100,923	49,880,751,716	41,753,390,955	(844,526,577)

	Type and name	Acquisition cost	Fair value	Balance sheet amount	Valuation difference recognized in the statement of income of the period	Valuation difference on other securities	Remarks

Other securities	Prototype Carbon Fund	1	—	1	0	0

	MGM Sustainable Energy Fund L.P.	236,233,010	—	151,458,803	(77,949,645)	(6,824,562)

	Asia Climate Partner L.P.	817,120,014	—	772,134,552	0	(44,985,462)

	Total	1,053,353,025	—	923,593,356	(77,949,645)	(51,810,024)

Total balance sheet amount				42,676,984,311		(51,810,024)

(3) Details of loans

(Unit: Yen)

			Decrease during the period

Classification	Balance at the beginning of the period	Increase during the period	Collection, etc.	Write-off	Balance at the end of the period	Remarks

Loans	11,223,480,672,780	973,734,353,586	695,124,241,468	0	11,502,090,784,898

Claims probable in bankruptcy, claims probable in rehabilitation, and other	68,324,707,686	0	4,479,293,447	0	63,845,414,239

Total	11,291,805,380,466	973,734,353,586	699,603,534,915	0	11,565,936,199,137

*
Increase during the period and decrease during the period by collection in the current business year include reclassifications between "Loans" and "Claims probable in bankruptcy, claims probable in rehabilitation and other".

(4) Details of borrowings

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Average interest rate (%)	Maturity date	Remarks

Borrowings from government fund for Fiscal Investment and Loan Program	1,703,585,530,000	297,300,000,000	244,354,953,000	1,756,530,577,000 (219,211,646,000)	1.157	June 2016- November 2040

*
Figures in parentheses indicate the amount of borrowings repayable within one year.

(5) Details of bonds

(Unit: Yen)

Security name	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Coupon (%)	Maturity date	Remarks

FILP Agency Bonds

FILP Agency Bonds (1st)			0	30,000,000,000 (0)	2.470	September 2028

FILP Agency Bonds (2nd)	30,000,000,000		0	30,000,000,000 (0)	2.341	June 2029

FILP Agency Bonds (3rd)	20,000,000,000		0	20,000,000,000 (0)	2.134	December 2029

FILP Agency Bonds (4th)			0	20,000,000,000 (0)	2.079	June 2030

FILP Agency Bonds (5th)			0	20,000,000,000 (0)	1.918	September 2030

FILP Agency Bonds (6th)			0	20,000,000,000 (0)	2.098	December 2030

FILP Agency Bonds (7th)			0	20,000,000,000 (0)	1.991	June 2031

FILP Agency Bonds (8th)			0	15,000,000,000 (0)	1.554	September 2026

FILP Agency Bonds (9th)			0	5,000,000,000 (0)	2.129	September 2041

FILP Agency Bonds (10th)				0 (0)	0.380	December 2015

FILP Agency Bonds (11th)			0	10,000,000,000 (0)	1.140	December 2021

FILP Agency Bonds (12th)			0	10,000,000,000 (0)	0.901	June 2022

FILP Agency Bonds (13th)			0	10,000,000,000 (0)	1.752	June 2032

FILP Agency Bonds (14th)			0	10,000,000,000 (0)	0.825	September 2022

FILP Agency Bonds (15th)			0	10,000,000,000 (0)	1.724	September 2032

FILP Agency Bonds (16th)			0	10,000,000,000 (0)	0.300	December 2018

FILP Agency Bonds (17th)			0	10,000,000,000 (0)	0.720	December 2022

FILP Agency Bonds (18th)			0	10,000,000,000 (0)	0.868	June 2023

FILP Agency Bonds (19th)			0	10,000,000,000 (0)	1.725	June 2033

FILP Agency Bonds (20th)			0	10,000,000,000 (0)	0.787	September 2023

FILP Agency Bonds (21st)			0	10,000,000,000 (0)	1.734	September 2033

FILP Agency Bonds (22nd)			0	10,000,000,000 (0)	0.260	December 2018

FILP Agency Bonds (23rd)			0	10,000,000,000 (0)	0.684	February 2024

FILP Agency Bonds (24th)			0	10,000,000,000 (0)	0.655	June 2024

FILP Agency Bonds (25th)			0	10,000,000,000 (0)	1.520	June 2034

FILP Agency Bonds (26th)			0	10,000,000,000 (0)	0.588	September 2024

FILP Agency Bonds (27th)			0	10,000,000,000 (0)	1.451	September 2034

FILP Agency Bonds (28th)			0	10,000,000,000 (0)	0.150	December 2019

FILP Agency Bonds (29th)			0	10,000,000,000 (0)	0.583	June 2025

FILP Agency Bonds (30th)			0	10,000,000,000 (0)	1.299	June 2035

FILP Agency Bonds (31th)			0	10,000,000,000 (0)	0.530	September 2025

FILP Agency Bonds (32th)			0	10,000,000,000 (0)	1.212	September 2035

FILP Agency Bonds (33th)			0	10,000,000,000 (0)	1.130	December 2035

FILP Agency Bonds (34th)			0	10,000,000,000 (0)	0.245	February 2026

Subtotal	370,000,000,000	60,000,000,000		420,000,000,000 (0)

(Unit: Yen)

Security name		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Coupon (%)	Maturity date	Remarks

Government-guaranteed bonds

Japan International Cooperation Agency Government-guaranteed bonds (1st)	[$	500,000,000]		0	57,305,000,000 [$500,000,000] (0)	1.875	November 2019

Subtotal				0	57,305,000,000 (0)

Total			60,000,000,000		477,305,000,000 (0)

*
Figures in parentheses indicate the amount of bonds redeemable within one year. The amount in [      ] is denominated in a foreign currency

(6) Details of provisions

(Unit: Yen)

			Decrease during the period

Classification	Balance at the beginning of the period	Increase during the period	Use for purpose	Others	Balance at the end of the period	Remarks

Provision for bonuses	234,605,336	259,858,791	234,605,336	0	259,858,791

Provision for contingent losses	11,697,233,092	15,671,532,167	20,298,803	11,582,228,702	15,766,237,754

Total	11,931,838,428	15,931,390,958	254,904,139	11,582,228,702	16,026,096,545

*
Decrease during the period (others) for the provision for contingent losses indicates the amount of reversal of the provision after revaluation.

(7) Details of allowance for loan losses, etc.

(Unit: Yen)

	Balance of loans, etc.			Balance of allowance for loan losses

Classification	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Remarks

Loans	11,223,480,672,780	278,610,112,118	11,502,090,784,898	145,266,937,934	7,941,259,464	153,208,197,398

Claims probable in bankruptcy, claims probable in rehabilitation, and other	68,324,707,686	(4,479,293,447)	63,845,414,239	60,988,674,161	2,856,740,078	63,845,414,239

Total	11,291,805,380,466	274,130,818,671	11,565,936,199,137	206,255,612,095	10,797,999,542	217,053,611,637

*
The standard for appropriation of allowance for loan losses is described in No. 4 of Significant Accounting Policies.

(8) Details of provision for retirement benefits

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Total retirement benefit obligations	11,074,620,367	4,779,686,573	7,931,302,373	7,923,004,567

Retirement benefits	3,495,624,861	249,243,753	218,149,904	3,526,718,710

Employees' Pension Fund	7,578,995,506	7,361,822	7,586,357,328	0

Defined benefit corporate pension plan	0	4,523,080,998	126,795,141	4,396,285,857

Unrecognized past service cost and unrecognized actuarial differences	0	(258,844,248)	(258,844,248)	0

Plan assets	3,743,728,949	242,657,960	126,795,141	3,859,591,768

Provision for retirement benefits	7,330,891,418	4,795,872,861	8,063,351,480	4,063,412,799

*
JICA has been authorized by the Minister of Health, Labour and Welfare to transfer to the government the past substitutional portion in respect of the part of the welfare pension fund it manages for the government on April 1, 2015.

*
"Defined benefit corporate pension plan" and "Plan assets" include the amount corresponding to the refund (minimum actuarial liability) of a substitutional portion of Employees' Pension Fund.

(9) Details of asset retirement obligations

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Obligation of restoration to original state based on building lease agreement	70,374,150	0	0	70,374,150	Specified expenses in Accounting Standard for Incorporated Administrative Agency No. 91: None

(10) Details of liabilities for guarantee

(Unit: Yen)

	Balance at the beginning of the period		Increase during the period		Decrease during the period		Balance at the end of the period

Classification	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount	Remarks

FILP Agency Bonds (Public offering)	10	350,000,000,000	0	0	2	100,000,000,000	8	250,000,000,000

(Unit: U.S. Dollars)

	Balance at the beginning of the period		Increase during the period		Decrease during the period		Balance at the end of the period

Classification	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount	Remarks

Government-Guaranteed Foreign Bonds (Eurodollar bond [Public offering])	1	650,000,000	0	0	1	650,000,000	0	0

*
JICA is jointly liable for obligations arising from the above bonds issued by the former Japan Bank for International Cooperation which was succeeded by the Japan Bank for International Cooperation.

(11) Details of capital and capital surplus

(Unit: Yen)

Classification		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Capital	Government investment	7,813,897,840,510	48,260,000,000	0	7,862,157,840,510	Increase in capital resulting from the receipt of government investment

(12) Details of reserves

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Reserve fund stipulated in Paragraph 4 of Article 31 of the Act of the Incorporated Administrative Agency—Japan International Cooperation Agency	1,255,357,507,833	114,438,092,876	0	1,369,795,600,709	Increase resulting from the appropriation of profits for business year 2014

(13) Details of remunerations and salaries of officers and employees

(Unit: Thousands of yen, persons)

	Remunerations or salaries		Retirement benefits

Classification	Payment amount	Number of people	Payment amount	Number of people

Officers	44,205	12	0	0

Employees	3,965,446	1,889	218,150	90

Total	4,009,652	1,901	218,150	90

(Notes)	1.	Payment standard of remunerations and retirement benefits to officers

Remunerations and retirement benefits to officers are paid based on "Rules on Remuneration for Officers" and "Rules on Retirement Benefits for Officers" in place for Incorporated Administrative Agency—Japan International Cooperation Agency.
	2.	Payment standard of salaries and retirement benefits to employees

Salaries and retirement benefits to employees are paid based on "Rules on Salaries for Employees" and "Rules on Retirement Benefits for Employees" in place for Incorporated Administrative Agency—Japan International Cooperation Agency.
	3.	Number of people
As for the number of people to whom remunerations or salaries are paid, the average number of JICA officers or employees during the period is used.
	4.	Others
There are no part-time officers or employees classified as external members.

(14) Details of main assets, liabilities, and expenses, except those mentioned above

Operating and administrative expenses

(Unit: Yen)

Classification	Amount

Operating expenses	5,531,224,040
Information system-related expenses	1,511,919,960
Rent expenses on real estate	832,867,470
Travelling and transportation expenses	1,307,589,977
Other expenses	3,358,392,371

Total	12,541,993,818

(15) Details of affiliated companies

Corporation type and name	(Affiliated company)	(Affiliated company)

Items	KAFCO Japan Investment Co., Ltd.	Karnaphuli Fertilizer Company Limited

Outline of operations	Production of urea and ammonia in Chittagong, Bangladesh	Production of urea and ammonia in Chittagong, Bangladesh

Name of officers	Number of officers: 9 President and CEO: Tomomi Kawai Executive Vice President: Kazuhide Usui (former Deputy General Manager of the International Credit Analysis Department, former Japan Bank for International Cooperation) Auditor: Toru Nomura (former General Manager of the Environmental Surveillance Department, former Japan Bank for International Cooperation)	—

Association chart on transactions between affiliated companies and JICA

Assets	6,291,904,913 yen	—

Liabilities	40,110,812 yen	—

Capital	5,023,900,000 yen	—

Retained earnings	1,227,894,101 yen	—

Operating revenues	2,100,219,815 yen	—

Ordinary (loss) income	2,103,984,831 yen	—

Net (loss) income	1,880,331,397 yen	—

Unappropriated (loss) income for the current fiscal year	1,036,985,901 yen	—

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•

Number of company shares owned by JICA: 46,606 shares

•

Acquisition cost: ¥2,436,204,983

•

Balance sheet amount: ¥2,436,204,983 (No changes from the end of the previous business year)

•

Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency—Japan International Cooperation Agency

•

Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•

Purpose of investment: Capital contribution to the production of urea and ammonia by the company

•

Date of the initial investment: July 27, 1990

• Number of company shares owned by JICA— • Acquisition cost:— • Balance sheet amount:— • Legal basis:— • Applicable provision of the act:— • Purpose of investment:— • Date of the initial investment:—

Details of receivables and payables	N/A	—

Details of debt guarantee	N/A	—

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non- competitive negotiated contracts)	N/A	—

Corporation type and name	(Affiliated company)	(Affiliated company)

Items	Nippon Amazon Aluminum Co., Ltd.	SPDC Ltd.

Outline of operations	Production of alumina and smelting ammonium in the Amazon region	Production and sales of ethylene glycol and other petrochemical products in the Al Jubail Industrial Area

Name of officers	Number of officers: 15 President and CEO: Michitaka Nakatomi Auditor: Nobuhiro Ikuro (Deputy Director General of the Global Environment Department, JICA)	Number of officers: 17 President and CEO: Hiroshi Kanamori Managing Director: Osamu Murata (Executive Advisor of the Southeast Asia and Pacific Department, JICA)

Association chart on transactions between affiliated companies and JICA

Assets	60,836,516,986 yen	98,142,164,451 yen

Liabilities	186,256,044 yen	23,392,156,122 yen

Capital	57,350,000,000 yen	14,200,000,000 yen

Retained earnings	3,300,260,942 yen	60,550,008,329 yen

Operating revenues	1,945,105,566 yen	343,039,327 yen

Ordinary (loss) income	1,961,867,835 yen	20,238,926,173 yen

Net (loss) income	1,962,807,310 yen	18,017,735,224 yen

Unappropriated (loss) income for the current fiscal year	2,048,883,942 yen	35,450,008,329 yen

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•

Number of company shares owned by JICA: 51,520,000 shares

•

Acquisition cost: ¥26,002,629,979

•

Balance sheet amount: ¥26,002,629,979 (No changes from the end of the previous business year)

•

Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency—Japan International Cooperation Agency

•

Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•

Purpose of investment: Capital contribution to the smelting of alumina and aluminum

•

Date of the initial investment: August 29, 1978

•

Number of company shares owned by JICA: 2,107,500 shares

•

Acquisition cost: ¥7,269,880,619

•

Balance sheet amount: ¥7,269,880,619 (No changes from the end of the previous business year)

•

Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency—Japan International Cooperation Agency

•

Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•

Purpose of investment: Capital contribution to the manufacturing of ethylene glycol and other petrochemical products

•

Date of the initial investment: June 17, 1981

Details of receivables and payables	N/A	N/A

Details of debt guarantee	N/A	N/A

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	N/A	N/A

Corporation type and name	(Affiliated company)	(Affiliated company)

Items	Eastern Petrochemical Company	Sumatra Pulp Corporation

Outline of operations	Production and sales of ethylene glycol and other petrochemical products in the Al Jubail Industrial Area	Construction of a pulp mill to manufacture wood pulp from afforested acacia mangium, and production and sale of wood pulp in Muara Enim, South Sumatra

Name of officers	—	Number of officers: 7

President and CEO: Kazuo Hidaka
Executive Vice President: Atsushi Sasaki (Chief Representative of JICA Indonesia Office) Auditor: Rentaro Tamaishi (former Senior Advisor of the Development Assistance Department I, former Japan Bank for International Cooperation)

Association chart on transactions between affiliated companies and JICA

Assets	—	288,770,355 yen

Liabilities	—	649,989,765 yen

Capital	—	13,350,850,000 yen

Retained earnings	—	(13,712,069,410 yen)

Operating revenues	—	(70,724,210 yen)

Ordinary (loss) income	—	(73,955,851 yen)

Net (loss) income	—	(2,179,424,589 yen)

Unappropriated (loss) income for the current fiscal year	—	(13,712,069,410 yen)

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.	• Number of company shares owned by JICA— • Acquisition cost:— • Balance sheet amount:— • Legal basis:— • Applicable provision of the act:— • Purpose of investment:— • Date of the initial investment:—

•

Number of company shares owned by JICA: 114,032 shares

•

Acquisition cost: ¥883,835,338

•

Balance sheet amount: ¥1 (A decrease of ¥804,114,098 from the end of the previous business year)

•

Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency—Japan International Cooperation Agency

•

Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•

Purpose of investment: Capital contribution to the pulp manufacturing business

•

Date of the initial investment: April 21, 1995

Details of receivables and payables	—	N/A

Details of debt guarantee	—	N/A

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non- competitive negotiated contracts)	—	N/A

Corporation type and name	(Affiliated company)	(Affiliated company)

Items	Japan Saudi Arabia Methanol Co., Inc.	JSMC PANAMA S.A.

Outline of operations	Production of methanol in the Al-Jubail Industrial Area	Transportation of methanol business

Name of officers	Number of officers: 12 Chairman: Akira Ishiwada Managing Director and General Manager of the General Affairs Department: Yutaka Ohashi (former General Manager of the Development Assistance Department IV, former Japan Bank for International Cooperation) Auditor: Shigeru Takeda (former Executive Director, former Japan Bank for International Cooperation)	—

Association chart on transactions between affiliated companies and JICA

Assets	55,606,048,117 yen	—

Liabilities	4,669,648,205 yen	—

Capital	2,310,000,000 yen	—

Retained earnings	48,907,988,912 yen	—

Operating revenues	34,997,184,369 yen	—

Ordinary (loss) income	35,124,370,047 yen	—

Net (loss) income	32,586,758,443 yen	—

Unappropriated (loss) income for the current fiscal year	32,757,388,912 yen	—

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•

Number of company shares owned by JICA: 1,386,000 shares

•

Acquisition cost: ¥7,149,297,104

•

Balance sheet amount: ¥5,504,422,473 (An increase of ¥514,043 from the end of the previous business year)

•

Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency—Japan International Cooperation Agency

•

Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•

Purpose of investment: Capital contribution to the methanol manufacturing business

•

Date of the initial investment: December 17, 1979

• Number of company shares owned by JICA— • Acquisition cost:— • Balance sheet amount:— • Legal basis:— • Applicable provision of the act:— • Purpose of investment:— • Date of the initial investment:—

Details of receivables and payables	N/A	—

Details of debt guarantee	N/A	—

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non- competitive negotiated contracts)	N/A	—

Corporation type and name	(Affiliated company)

Items	The First MicroFinanceBank Ltd.

Outline of operations	Microfinance business

Name of officers	Number of officers: 8 Chairman: Akbarali Pesnani Director: Hironobu Takahashi (Senior Advisor of the Private Sector Partnership and Finance Department, JICA)

Association chart on transactions between affiliated companies and JICA

Assets	13,392,664,629 yen

Liabilities	11,695,516,876 yen

Capital	1,485,164,449 yen

Retained earnings	1,187,911 yen

Operating revenues	1,433,668,896 yen

Ordinary (loss) income	423,086,390 yen

Net (loss) income	342,543,614 yen

Unappropriated (loss) income for the current fiscal year	1,187,911 yen

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•

Number of company shares owned by JICA: 24,000,000 shares

•

Acquisition cost: ¥218,880,000

•

Balance sheet amount: ¥218,880,000 (An decrease of ¥40,926,522 from the end of the previous business year)

•

Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency—Japan International Cooperation Agency

•

Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•

Purpose of investment: Capital contribution to microfinance business

•

Date of the initial investment: April 27, 2012

Details of receivables and payables	N/A

Details of debt guarantee	N/A

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non- competitive negotiated contracts)	N/A